UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GRAHAM CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25 (b) per Exchange Act Rules 14a-6 (i) (1) and 0-11.

GRAHAM CORPORATION

2023

Proxy Statement and Notice of Annual Meeting of Stockholders

Graham Corporation is a global leader in the design and manufacture of mission critical fluid, power, heat transfer and vacuum technologies for the defense, space, energy and process industries. The Graham Manufacturing and Barber-Nichols’ global brands are built upon world-renowned engineering expertise in vacuum and heat transfer, cryogenic pumps and turbomachinery technologies, as well as its responsive and flexible service and the unsurpassed quality customers have come to expect from our products and systems. Our core strengths include:

•	our value-enhancing engineering sales and product development platform

•	our strong capabilities to handle complex, custom orders

•	a responsive, flexible production environment

•	our capability to manage outsourced production

•	robust technical support

•	our highly trained workforce

•	our capability to manufacture to tight tolerances

Notice of Annual Meeting

of Stockholders

Meeting Details:

Meeting Business

The principal business of the 2023 Annual Meeting of Stockholders (the “Annual Meeting”), as described in the accompanying proxy materials will be:

(1)   Election of two director nominees;

(2)   To approve, on an advisory basis, the compensation of our named executive officers;

(3)   To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers;

(4)   To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2024;

(5)   To approve Amendment No. 1 to the 2020 Graham Corporation Equity Incentive Plan; and

(6)   To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Date: Tuesday, August 22, 2023

Place:

www.proxydocs.com/GHM

In order to virtually attend the Annual Meeting, you must register in advance at www.proxydocs.com/GHM. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the meeting and will also permit you to vote and submit questions at the meeting. There will not be a physical meeting location and you will not be able to attend the Annual Meeting in person.

Time: 9:00 a.m. Eastern Time

Record Date: June 23, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 22, 2023:

The Notice of Annual Meeting, Proxy Statement and the Annual Report are available at www.proxydocs.com/GHM

BY ORDER OF THE BOARD OF DIRECTORS

Christopher J. Thome

Vice President – Finance, Chief Financial Officer, Chief Accounting Officer

and Corporate Secretary

Dated: July 10, 2023

Vote Your Shares

How to Vote

Your vote is very important, and we hope that you will participate in the Annual Meeting. You are eligible to vote if you were a stockholder of record at the close of business on June 23, 2023. In order to virtually attend the Annual Meeting, you must register in advance at www.proxydocs.com/GHM. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the meeting. Please read the proxy statement and vote right away using any of the following methods.

Stockholders of Record:

Vote By Internet Before or During the Meeting Visit: www.proxypush.com/GHM and follow the instructions	Vote By Telephone Call 1-866-256-0715 and follow the instructions	Vote By Mail Sign, date, and return your proxy card, if you received one, using the enclosed envelope

Beneficial Stockholders:

If you are a beneficial stockholder, you will receive instructions from your brokerage firm, bank, broker-dealer, nominee, custodian, fiduciary or other nominee that you must follow in order for your shares to be voted. Your broker may not vote your shares for director nominees, on the advisory vote on executive compensation, on the advisory vote on the frequency of future advisory votes on the compensation of our named executive officers, or on the proposal to approve Amendment No. 1 to the 2020 Graham Corporation Equity Incentive Plan, unless you provide your broker with voting instructions.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this proxy statement contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are subject to risks, uncertainties and assumptions and are identified by words such as “expects,” “intends,” “anticipates,” “believes,” “opportunities,” “will,” “may,” “seeks,” “estimates,” and other similar words. All statements addressing operating performance, events, or developments that we expect or anticipate will occur in the future, including but not limited to our growth, diversification strategy, markets, returns and solutions, financial flexibility, and our ability to achieve our operating priorities are forward-looking statements and should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in our Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize or should any of our underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on our forward-looking statements. These forward-looking statements are not guarantees of future performance and speak only as of the date made, and except as required by law, Graham Corporation disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained herein.

NOTE ABOUT OUR WEBSITES AND REPORTS: None of the statements on our websites or reports referenced or discussed in this proxy statement, are deemed to be part of, or incorporated by reference into, this proxy statement. The statements and reports may also change at any time and we undertake no obligation to update them, except as required by law. We have not incorporated by reference into this proxy statement the information included, or that can be accessed through, our website and you should not consider it to be part of this proxy statement. The information contained on our website is not a part of this proxy statement.

Proxy Statement Summary • The Annual Meeting

Proxy Statement Summary

To assist you in reviewing the proposals to be considered and voted upon at our annual meeting of stockholders to be held on August 22, 2023 (the “Annual Meeting”), we have summarized information contained elsewhere in this proxy statement or in our Annual Report on Form 10-K for the fiscal year ended March 31, 2023 (the “Annual Report”). This summary does not contain all of the information you should consider about Graham Corporation (the “Company”) and the proposals being submitted to stockholders at the Annual Meeting. We encourage you to read the entire proxy statement and Annual Report carefully before voting.

The Annual Meeting

Date and Time:	Tuesday, August 22, 2023, 9:00 a.m. Eastern Time

Location:	Online via: www.proxydocs.com/GHM

Record Date:	June 23, 2023

In order to virtually attend the Annual Meeting, you must register at www.proxydocs.com/GHM in advance. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the meeting and will also permit you to vote and submit questions at the meeting. There will not be a physical meeting location and you will not be able to attend the Annual Meeting in person.

Meeting Agenda and Voting Matters

Item	Proposal	Board Vote Recommendation	Page Reference (for more information)

1	Election of two director nominees named in this proxy statement	FOR each nominee	9

2	To approve, on an advisory basis, the compensation of our named executive officers	FOR	47

3	To approve, on an advisory basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers	FOR	48

4	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2024	FOR	49

5	To approve Amendment No. 1 (the “Amendment”) to the 2020 Graham Corporation Equity Incentive Plan (the “2020 Plan”)	FOR	51

Directors and Nominees

Name	Age	Recent Professional Experience	Board Committees

James J. Barber, Ph.D.*◆	69	Independent Consultant and Principal of Barber Advisors, LLC	AC, CC**, NCGC

Alan Fortier*	66	President of Fortier & Associates, Inc.	CC, NCGC**

Cari L. Jaroslawsky*	54	Founder and President of Compliance Right, LLC	AC, NCGC

Jonathan W. Painter*	64	Chair of the Company’s Board; Chair of Kadant Inc.	AC, CC

Lisa M. Schnorr*	57	Former Senior Vice President and Project Lead, Digital Enablement for Constellation Brands, Inc.	AC**, CC

Troy A. Stoner*◆	59	Chief Executive Officer of Argon ST	CC, NCGC

Daniel J. Thoren	59	Chief Executive Officer of the Company	—

* — Independent Director

◆ — Director Nominee

** — Chair

AC — Audit Committee

CC — Compensation Committee

NCGC — Nominating and Corporate Governance Committee

GRAHAM CORPORATION 2023 PROXY STATEMENT	1

Proxy Statement Summary • Our Business

Our Business

We are a global leader in the design and manufacture of mission critical fluid, power, heat transfer and vacuum technologies for the defense, space, energy and process industries. For the defense industry, our equipment is used in nuclear and non-nuclear propulsion, power, fluid transfer, and thermal management systems. For the space industry, our equipment is used in propulsion, power and energy management systems and for life support systems. We supply equipment for vacuum, heat transfer and fluid transfer applications used in energy and new energy markets including oil refining, cogeneration, and multiple alternative and clean power applications including hydrogen. For the chemical and petrochemical industries, our vacuum and heat transfer equipment is used in fertilizer, ethylene, methanol and downstream chemical facilities.

Our brands are built upon our engineering expertise and close customer collaboration to design, develop, and produce mission critical equipment and systems that enable our customers to meet their economic and operational objectives. Continual improvement of our processes and systems to ensure qualified and compliant equipment are hallmarks of our brand. Our early engagement with customers and support until the end of service life are values upon which our brands are built.

Director Skills and Attributes

We believe that our directors possess the requisite experience and skills necessary to carry out their duties and to serve our best interests and those of our stockholders.

2	GRAHAM CORPORATION 2023 PROXY STATEMENT

Questions and Answers About the Annual Meeting

Questions and Answers About the Annual Meeting

Why am I receiving these proxy materials?

These proxy materials are being furnished to you in connection with the solicitation of proxies by our board of directors (the “Board”) for the Annual Meeting to be held on Tuesday, August 22, 2023, at 9:00 a.m., Eastern Time, and at any adjournment or postponement thereof. The Annual Meeting will be conducted as a virtual meeting of stockholders by means of a live audio-only webcast. We believe that hosting a virtual meeting will enable greater stockholder participation from any location. There will not be a physical meeting location and you will not be able to attend the Annual Meeting in person.

We made our proxy materials available to stockholders via the internet or in printed form if requested on or about July 10, 2023. Our proxy materials include the Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”), the Notice of the Annual Meeting, this proxy statement and the Annual Report. If you requested and received paper copies of the proxy materials by mail, our proxy materials also include the proxy card. These proxy materials, other than the proxy card, can be accessed at www.proxydocs.com/GHM.

The Securities and Exchange Commission’s (the “SEC”) e-proxy rules allow companies to post their proxy materials on the internet and provide only a Notice of Internet Availability to stockholders as an alternative to mailing full sets of proxy materials except upon request. Similar to last year, we have elected to use this notice and access model. Unless you previously indicated your preference to receive paper copies of our proxy statement and Annual Report, you should have received a Notice of Internet Availability. The Notice of Internet Availability includes information on how to access our proxy materials on the internet, how to vote and how to request a paper or email copy of the proxy materials at no extra charge this year or on an ongoing basis.

What am I voting on?

At the Annual Meeting, you will vote upon:

(1)	the election of two director nominees identified in this proxy statement;

(2)	a proposal to approve, on an advisory basis, the compensation of our named executive officers;

(3)	a proposal to approve, on an advisory basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers;

(4)	a proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2024; and

(5)	a proposal to approve Amendment No. 1 to the 2020 Plan.

Will there be any other items of business addressed at the Annual Meeting?

As of the date of this proxy statement, we are not aware of any other matter to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

What must I do if I want to participate in the Annual Meeting?

You can participate in the Annual Meeting so long as you register in advance to virtually attend the Annual Meeting at www.proxydocs.com/GHM. You will be asked to provide the control number located inside the shaded gray box on your Notice of Internet Availability or proxy card. After completion of your registration, further instructions, including a unique link to access the Annual Meeting, will be emailed to you. Please be sure to follow the instructions found on your Notice of Internet Availability, proxy card and/or voting instruction card and subsequent instructions that will be delivered to you via email.

GRAHAM CORPORATION 2023 PROXY STATEMENT	3

Questions and Answers About the Annual Meeting

By visiting www.proxydocs.com/GHM, pre-registering and then accessing the Annual Meeting as instructed, you will be able to participate in the Annual Meeting, vote your shares and ask questions during the meeting. However, if you do not comply with the procedures outlined above, you may not be admitted to the Annual Meeting.

As always, we encourage you to vote your shares prior to the Annual Meeting. This proxy statement furnishes you with the information you need in order to vote, whether or not you participate in the Annual Meeting.

Who may vote and how many shares can be cast?

If you owned shares of our common stock at the close of business on June 23, 2023, which is the record date for the Annual Meeting, then you are entitled to vote your shares at the Annual Meeting. At the close of business on the record date, we had 10,675,219 shares of common stock outstanding and entitled to vote. Each share is entitled to one vote on each proposal.

How do I vote?

Stockholder of Record: Shares Registered in Your Name. If on the record date, your shares of our common stock were registered directly in your name with our transfer agent, then you are a stockholder of record and your shares will be voted as you indicate. If you are a stockholder of record, there are four ways to vote:

•	By internet at www.proxypush.com/GHM. We encourage you to vote this way.

•	By touch tone telephone: call toll-free at 1-866-256-0715.

•	By completing and mailing your proxy card (if you have requested and received a printed copy of the proxy materials).

•

By voting during the Annual Meeting before the polls close: To be admitted to the Annual Meeting and vote your shares, you must register and provide the control number as described in the Notice of Internet Availability or proxy card. After completion of your registration, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

Your vote is important. Whether or not you plan to virtually attend the meeting, we urge you to vote to ensure your vote is counted. You may still virtually attend and vote during the meeting if you have already voted by proxy. Only the latest vote you properly submit will be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank. If on the record date, your shares of our common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, which we collectively refer to as a broker, then you are the beneficial owner of shares held in “street name” and these proxy materials are being made available to you by that organization along with a voting instruction card. As a beneficial owner, you must vote your shares in the manner prescribed by your broker. Your broker has enclosed or otherwise provided a voting instruction card for you to use in directing the broker how to vote your shares. Your shares will be voted as you indicate. Check the voting instruction card used by that organization to see if it offers internet or telephone voting.

If you hold your shares in street name, you will receive instructions from your broker, bank or nominee that you must follow in order to submit your voting instructions and have your shares voted at the Annual Meeting. If you want to vote in person virtually at the Annual Meeting, you must register in advance at www.proxydocs.com/GHM. You may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you as part of your registration process.

Even if you plan to virtually attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the Annual Meeting as described above so that your vote will be counted if you later decide not to attend or are unable to attend the Annual Meeting.

4	GRAHAM CORPORATION 2023 PROXY STATEMENT

Questions and Answers About the Annual Meeting

What happens if I do not give specific voting instructions?

If you are a stockholder of record and you indicate when voting over the internet or by telephone that you wish to vote as recommended by our Board or sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

For a beneficial owner of shares held in street name, if a proposal is deemed “routine” and you do not give instructions to your broker or nominee, they may, but are not required to, vote your shares with respect to the proposal. If the proposal is deemed “non-routine” and you do not give instructions to your broker or nominee, they may not vote your shares with respect to the proposal and the shares will be treated as broker non-votes. The determination of whether a proposal is “routine” or “non-routine” will be made by the NYSE based on NYSE rules that regulate member brokerage firms. When our inspector of election tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but may not otherwise be counted. We therefore encourage you to provide voting instructions on each proposal to the organization that holds your shares.

What constitutes a quorum for the Annual Meeting?

A quorum is required for our stockholders to conduct business at the Annual Meeting. Pursuant to our Amended and Restated By-laws (the “By-laws”), the holders of record of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the Annual Meeting will constitute a quorum. Abstentions, broker non-votes, and “withhold” votes for election of directors will be counted for the purpose of determining the existence of a quorum. If a quorum is not present, the Annual Meeting may be adjourned by the vote of a majority of the shares represented at the Annual Meeting until a quorum has been obtained.

GRAHAM CORPORATION 2023 PROXY STATEMENT	5

Questions and Answers About the Annual Meeting

What vote is required to approve each proposal and how does the Board recommend that I vote?

The vote required to approve each proposal, and the Board’s recommendation with respect to each proposal are described below:

Proposal Number	Proposal Description	Board Recommendation	Vote Required	Effect of Abstentions	Effect of Broker Non-Votes

One	Election of the two director nominees identified in this proxy statement	FOR each nominee	Plurality of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting(1)	None	None

Two	To approve, on an advisory basis, the compensation of our named executive officers	FOR	Majority of the votes cast on the proposal by holders present, in person or by proxy, and entitled to vote on the proposal(2)	None	None

Three	To approve, on an advisory basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers	FOR ONE YEAR	The voting frequency option that receives the highest number of votes cast by stockholders(3)	None	None

Four	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2024	FOR	Majority of the votes cast on the proposal by holders present, in person or by proxy, and entitled to vote on the proposal(4)	None	N/A because this proposal is a matter on which brokers may vote

Five	To approve Amendment No. 1 to the 2020 Plan	FOR	Majority of the votes cast on the proposal by holders present, in person or by proxy, and entitled to vote on the proposal	None	None

(1)

Our stockholders elect directors by a plurality vote, which means that the director nominees receiving the most votes will be elected. A vote to “withhold” will have no effect on the election of director nominees because the nominees who receive the highest number of “for” votes are elected, and since the nominees are running unopposed they only need a single “for” vote to be elected. However, our Corporate Governance Guidelines provide that any nominee for director who receives a greater number of votes “withheld” from his or her election than “for” such election must tender his or her resignation for consideration by the Nominating and Corporate Governance Committee of our Board. The Nominating and Corporate Governance Committee will recommend to the Board the action to be taken with respect to such resignation.

6	GRAHAM CORPORATION 2023 PROXY STATEMENT

Questions and Answers About the Annual Meeting

(2)

The advisory vote to approve the compensation of our named executive officers is not binding upon our Board or the Compensation Committee of our Board. However, the Board and the Compensation Committee will consider the outcome of this vote when making future compensation decisions.

(3)

The advisory vote on the frequency of future stockholder advisory votes on the compensation of our named executive officers is not binding upon our Board or the Compensation Committee of our Board. However, the Board and the Compensation Committee will consider the outcome of this vote in determining the frequency of future votes with respect to the compensation of our named executive officers.

(4)

We are presenting the appointment of Deloitte & Touche LLP to our stockholders for ratification. The Audit Committee of our Board will consider the outcome of this vote in its future discussions regarding the appointment of our independent registered public accounting firm.

How can I obtain a stockholder list?

A stockholder list will be available for examination by our stockholders during ordinary business hours throughout the ten-day period prior to the Annual Meeting at our principal executive offices at 20 Florence Avenue, Batavia, New York 14020, and during the meeting via the virtual meeting site, for any purpose germane to the meeting.

Can I change or revoke my vote?

Your attendance at the Annual Meeting will not automatically revoke your proxy. However, if you are a stockholder of record you can change or revoke your proxy at any time before it is voted at the Annual Meeting by:

•	timely voting again via the internet or by telephone;

•	delivering a timely written notice of revocation to our Corporate Secretary at Graham Corporation, 20 Florence Avenue, Batavia, New York 14020;

•	returning a timely, properly completed, later-dated proxy card to the address above; or

•	attending the Annual Meeting and voting again.

Only your last, properly submitted, timely vote will count at the Annual Meeting.

If you are a street name holder, you must contact your broker to receive instructions as to how you may revoke your proxy instructions.

We encourage you to vote in advance of the Annual Meeting to ensure your vote is counted should you be unable to participate in the Annual Meeting. Stockholders who have pre-registered to attend the Annual Meeting and who have not voted their shares prior to the Annual Meeting or who wish to change their vote will be able to vote their shares electronically at the Annual Meeting while the polls are open. If you properly provide your proxy in time to be voted at the Annual Meeting, it will be voted as you specify unless it is properly revoked prior thereto. If you properly provide your proxy but do not include your voting specifications, the shares represented by the proxy will be voted in accordance with the recommendations of the Board, as described in this proxy statement.

Who is paying for this proxy solicitation?

This proxy solicitation is made by our Board on our behalf, and we will bear the cost of soliciting proxies. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally or by telephone or other means of communication. We will not compensate our directors, officers or employees for making proxy solicitations on our behalf. We will provide persons holding shares in their name or in the names of nominees, which in either case are beneficially owned by others, soliciting materials for delivery to those beneficial owners and will reimburse the record owners for their expenses in doing so. In addition, we have retained Alliance Advisors, LLC to assist with soliciting proxies on our behalf for a fee of approximately $7,000, plus reasonable out of pocket expenses.

Can I ask questions at the Annual Meeting?

If you registered in advance and attend the Annual Meeting, you may submit questions during the Annual Meeting. We encourage you to submit questions at www.proxydocs.com/GHM after logging in with your unique control number provided in connection with your pre-registration for the Annual Meeting.

We expect to respond to questions during the Annual Meeting that are pertinent to meeting matters as time permits. We may group together questions that are substantially similar to avoid repetition.

GRAHAM CORPORATION 2023 PROXY STATEMENT	7

Questions and Answers About the Annual Meeting

How can I find out the voting results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. We will publish the voting results in a Current Report on Form 8-K, which will be filed with the SEC within four business days after the Annual Meeting.

Where can I obtain additional information?

You can obtain, free of charge, a copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2023 (“fiscal year 2023”) by:

•	accessing our website at www.grahamcorp.com under the heading “Investor Relations”;

•	writing to us at: Graham Corporation, Attention: Annual Report Request, 20 Florence Avenue, Batavia, New York 14020; or

•	telephoning us at (585) 343-2216.

You can also obtain a copy of our Annual Report on Form 10-K and all other reports and information that we file with, or furnish to, the SEC from the SEC’s EDGAR database located at www.sec.gov.

8	GRAHAM CORPORATION 2023 PROXY STATEMENT

Proposal One: Election of Directors • Nominees Proposed for Election as Directors at the Annual Meeting

Proposal One:

Election of Directors

The Board currently consists of seven members. Our By-laws provide for a classified board of directors consisting of three classes of directors, with each class serving a staggered three-year term. As a result, stockholders elect only a portion of our Board each year. The terms of two of our directors, James J. Barber and Troy A. Stoner, will expire at the Annual Meeting.

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has unanimously nominated James J. Barber and Troy A. Stoner for election as directors. If elected, each of Messrs. Barber and Stoner will hold office for a three-year term expiring in 2026 or until his successor is duly elected and qualified. Our Board does not contemplate that either of the nominees will be unable to serve as a director, but if that contingency should occur before the proxies are voted, the designated proxies reserve the right to vote for such substitute nominee(s) as they, in their discretion, determine. Our By-laws do not permit re-election after a director reaches the age of 75.

Board Recommendation

The Board unanimously recommends a vote FOR the election of each of Mr. Barber and Mr. Stoner as a director to serve for a three-year term expiring in 2026.

Nominees Proposed for Election as Directors at the Annual Meeting

James J. Barber, Ph.D.

Dr. Barber has been an independent consultant and the principal of Barber Advisors, LLC, a consulting business advising firms and non-profits in the areas of strategy, management, marketing and operations, since September 2007. From January 2000 to May 2007, Dr. Barber was the President and Chief Executive Officer of Metabolix, Inc. (NASDAQ: MBLX), a bioscience company focused on plastics, chemicals and energy. He was responsible for transforming Metabolix, Inc. from a research boutique into a leader in “clean tech” and industrial biotechnology.

Dr. Barber served as the independent non-executive Chair of Itaconix plc (formerly Revolymer plc) (LON: ITX), a specialty chemicals company, from December 2018 to July 2022, and served as a non-executive director of Itaconix plc from September 2016 to November 2018. He has also served as a director of numerous private companies.

Independent Consultant and Principal of Barber Advisors, LLC AGE DIRECTOR SINCE 69 2011 COMMITTEES ▶ Audit ▶ Compensation (Chair) ▶ Nominating and Corporate Governance

Qualifications

Dr. Barber brings to our Board substantial executive level leadership experience and a deep understanding of product and business development in highly technical industries and alternative energy markets. Dr. Barber also has significant experience in structuring both joint venture and acquisition transactions.

Troy A. Stoner

Mr. Stoner has served as the Chief Executive Officer of Argon ST, a specialist in systems engineering and a subsidiary of The Boeing Company, since April 2020 having served Boeing in a series of advancing roles including Senior Program Manager, Missions & Payloads, Autonomous Systems from December 2019 to March 2020, Senior Manager, Autonomous Systems, Boeing Strategy from November 2017 to November 2019, Senior Maritime Representative, Boeing Global Sales and Marketing, April 2016 to October 2017, and Senior Manager, Boeing Strategy from May 2015 to March 2016. Mr. Stoner retired from the U.S. Navy after 30 years of service.

Chief Executive Officer of Argon ST AGE DIRECTOR SINCE 59 2022 COMMITTEES ▶ Compensation ▶ Nominating and Corporate Governance

Qualifications

Mr. Stoner brings to the Board extensive business experience with strategy, leadership and operations at companies within the defense, space and security markets. Our Board and management team value his in-depth knowledge of the U.S. Navy as well as his extensive expertise in military defense systems and U.S. Navy planning and procurement processes.

GRAHAM CORPORATION 2023 PROXY STATEMENT	9

Proposal One: Election of Directors • Directors Whose Terms do not Expire at the Annual Meeting

Directors Whose Terms do not Expire at the Annual Meeting

Alan Fortier

Mr. Fortier has served as President of Fortier & Associates, Inc., a strategy and profit improvement consulting firm focused on capital goods and chemicals companies, since 1988. Over his 30+ year consulting career he has helped hundreds of manufacturing businesses exceed aggressive profit targets, in all regions globally. He has also been a Strategic Advisory Board member for Genstar Capital, a middle market private equity group with over $30 billion in assets under management, since January 2019. In addition, between 2007 and 2016, Mr. Fortier was a guest lecturer at Columbia Business School’s MBA and Executive Education programs. Prior to entering consulting he held technical and management positions with DuPont.

President of Fortier & Associates, Inc. AGE DIRECTOR SINCE 66 2008 TERM EXPIRES 2024 COMMITTEES ▶ Compensation ▶ Nominating and Corporate Governance (Chair)

Qualifications

Mr. Fortier brings to the Board more than 35 years of global industrial experience as a strategy and execution consultant and manager. Our Board and management team benefit from his extensive background in our served markets, including energy, petrochemicals, chemicals and large engineering firms, as well as his extensive experience advising boards and senior executives of global capital goods businesses on business strategy, mergers and acquisitions, global growth, pricing, organizational development and management control.

Lisa M. Schnorr

Ms. Schnorr has served as a director since 2014. Before retiring in May 2021, she worked for Constellation Brands (NYSE: STZ), a Fortune 500 company and a leading international producer of beer, wine and spirits with operations in the U.S., Mexico, New Zealand and Italy. Ms. Schnorr joined Constellation Brands in 2004 and earned promotions through a series of positions with increasing responsibility, including Vice President of Compensation and HRIS (2011-2013), Senior Vice President of Total Rewards (2014-2015), Corporate Controller (2015-2017), Chief Financial Officer of the Wine & Spirits Division (2017-2019), and Senior Vice President and Project Lead of Digital Enablement (2019-2021). Before joining Constellation Brands, Ms. Schnorr held financial and accounting positions at various public and private companies and she began her career in 1987 at PricewaterhouseCoopers (formerly Price Waterhouse), all in Rochester, New York. Ms. Schnorr has been a member of the board of directors of Vintage Wine Estates (NASDAQ: VWE), since June 2021 where she serves as Chair of the Audit Committee and Warrior Met Coal (NYSE:HCC), since August 2022 where she serves as Chair of the Nominating and Corporate Governance Committee. She holds a B.S. degree in Accounting from the State University of New York at Oswego.

Former Senior Vice President and Project Lead, Digital Enablement for Constellation Brands, Inc. AGE DIRECTOR SINCE 57 2014 TERM EXPIRES 2024 COMMITTEES ▶ Audit (Chair) ▶ Compensation

Qualifications

With her background and experience in strategic planning, audit, financial planning and analysis, capital allocation, public company governance and risk management, human resources and investor relations, Ms. Schnorr offers a global business and organizational perspective to the Board. The Board believes that Ms. Schnorr’s background and expertise enables her to guide us through a continued period of organic and acquisition-related growth and allows her to provide insight and leadership to our Audit Committee and Compensation Committee.

Daniel J. Thoren

Mr. Thoren has served as our Chief Executive Officer since September 2021 and became our President and Chief Operating Officer in June 2021. Prior to joining the Company, Mr. Thoren had been employed by Barber-Nichols, LLC (“Barber-Nichols”), a premier supplier of specialty turbomachinery, pumps and electronic drives that address critical applications for the defense and aerospace/space industries, from 1991 until we acquired Barber-Nichols in June 2021, and served in progressively increasing roles, including his service as Barber-Nichol’s President and Chief Executive Officer from 1997 until May 2021 and its Chairman of the Board of Directors through June 2021.

Chief Executive Officer of the Company AGE DIRECTOR SINCE 59 2021 TERM EXPIRES 2024

Qualifications

As our Chief Executive Officer, and as a result of his day-to-day leadership of the business, Mr. Thoren provides the Board with valuable insight regarding the operations of our Company and our management team and he performs a critical role in the Board’s discussions regarding strategic planning and development. Our Board also benefits from Mr. Thoren’s proven strong leadership skills and experience at Barber-Nichols.

10	GRAHAM CORPORATION 2023 PROXY STATEMENT

Proposal One: Election of Directors • Directors Whose Terms do not Expire at the Annual Meeting

Cari L. Jaroslawsky

Ms. Jaroslawsky is the founder and President of Compliance Right, LLC, a board and executive consulting service provider formed in January 2022. Ms. Jaroslawsky served as the Senior Vice President and General Manager of Eaton Mission Systems, a leading aerospace and defense manufacturer and a division of Eaton Corporation plc (“Eaton”), from January 2019 until her retirement in December 2022, having previously served as Senior Vice President of Finance from October 2016 to December 2018 for Cobham International until it was acquired by Eaton. Prior to her position with Cobham Mission Systems, Ms. Jaroslawsky served as the Chief Financial Officer and Treasurer of Servotronics, Inc. (NYSE American: SVT), a designer and manufacturer of advanced technology and consumer products, from 2005 until 2016. Ms. Jaroslawsky is a certified public accountant. She also serves on the board of directors of Rand Capital Corporation (Nasdaq: RAND).

President of Compliance Right, LLC AGE DIRECTOR SINCE 54 2022 TERM EXPIRES 2025 COMMITTEES ▶ Audit ▶ Nominating and Corporate Governance

Qualifications

Ms. Jaroslawsky brings to the Board substantial operational and leadership experience and a significant background in accounting and financial matters, including through her prior service as the Chief Financial Officer and Treasurer of a publicly traded company.

Jonathan W. Painter

Mr. Painter has served as the Chair, since July 2019, and a director, since January 2010, of Kadant Inc. (NYSE: KAI), a leading global supplier of components and engineered systems used in process industries, including the pulp and paper industry. Mr. Painter served as President and Chief Executive Officer of Kadant from January 2010 to July 2019 and as President and Chief Operating Officer from September 2009 to December 2009.

Chair of Kadant Inc. AGE DIRECTOR SINCE 64 2014 TERM EXPIRES 2025 CHAIR OF THE BOARD COMMITTEES ▶ Audit ▶ Compensation

Qualifications

Mr. Painter brings valuable experience to the Board and management as a former executive officer of a public company that, similar to us, is in the business of designing, manufacturing and marketing specialized, engineered equipment. The Board believes that Mr. Painter’s diverse experience in operations, finance, mergers and acquisitions and corporate strategy enables him to provide critical insight to the Board and management that will help us to achieve our strategic goals.

GRAHAM CORPORATION 2023 PROXY STATEMENT	11

Corporate Governance • Director Independence

Corporate Governance

Director Independence

Our Corporate Governance Guidelines provide that the independence standards of the NYSE govern the independence determinations for the members of our Board. The Board has affirmatively determined that each of Messrs. Barber, Fortier, Painter and Stoner, and Mses. Jaroslawsky and Schnorr is independent and has no material relationship with us as required by the independence standards of the NYSE. Mr. Thoren, our Chief Executive Officer and employee, is not independent.

Board Leadership Structure

Mr. Painter, a non-executive independent director, serves as Chair of the Board. Our Board believes that its leadership structure, with a non-executive Chair position separate from our Chief Executive Officer, provides appropriate, independent oversight of management. The Chair of our Board presides at all meetings of the Board and stockholders; presides during regularly held sessions with only the independent directors; encourages and facilitates active participation of all directors; develops the calendar of and agendas for Board meetings in consultation with our Chief Executive Officer and other members of the Board; determines, in consultation with our Chief Executive Officer, the information that should be provided to the Board in advance of meetings; and performs any other duties requested by the Board from time to time.

Committees and Meetings of the Board; Meeting Attendance

Our Board has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The duties and responsibilities of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are set forth in their respective charters and are described below. The current charter of each committee is available on our website at www.grahamcorp.com under the heading “Investor Relations” and the subheading “Governance.”

The following table lists the current membership of the committees of the Board and the Chairs of each committee.

Committee Membership
Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

James J. Barber

Alan Fortier

Cari L. Jaroslawsky

Jonathan W. Painter

Lisa M. Schnorr

Troy A. Stoner

= Chair

= Member

During fiscal year 2023, the Board met five times, the Audit Committee met six times, the Compensation Committee met five times, and the Nominating and Corporate Governance Committee met three times. During fiscal year 2023, each of our then serving directors attended at least 75% of the meetings of the Board and the committees on which they served.

12	GRAHAM CORPORATION 2023 PROXY STATEMENT

Corporate Governance • Committees and Meetings of the Board; Meeting Attendance

The non-management directors meet without members of management present during regularly scheduled executive sessions and at such other times as they deem necessary or appropriate. The Chair of the Board presides over these executive sessions.

Our policy requires that each director attend our annual meeting of stockholders or provide the Chair of the Board with advance notice of the reason for not attending. All of our then serving directors attended our 2022 annual meeting of stockholders.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has affirmatively determined that each member of the Audit Committee satisfies the independence standards of the NYSE applicable to audit committee members and applicable SEC rules. The Board has also determined that each of Mses. Jaroslawsky and Schnorr qualifies as an “audit committee financial expert” in accordance with applicable SEC rules based on their education and extensive professional work experience as described in each of their biographies under “Proposal One: Election of Directors.”

The Audit Committee reviews with Deloitte & Touche LLP, our independent registered public accounting firm, our financial statements and internal control over financial reporting, Deloitte & Touche LLP’s auditing procedures and fees, and the possible effects of professional services upon the independence of Deloitte & Touche LLP.

The Audit Committee works closely with the Board, our executive management team and our independent registered public accounting firm to assist the Board in overseeing our accounting and financial reporting processes and financial statement audits. In furtherance of these responsibilities, the Audit Committee assists the Board in its oversight of:

•	the integrity of our financial statements and internal controls;

•	our compliance with legal and regulatory requirements;

•	the qualifications and independence of our independent registered public accounting firm;

•	the performance of our independent registered public accounting firm;

•	the planning for and performance of our internal audit function; and

•	risk management (including risk management relating to cybersecurity).

In addition, the Audit Committee’s responsibilities include reviewing and overseeing any transactions between us and any related person as defined by the SEC’s rules and discussing our guidelines and policies with respect to risk assessment and risk management. The Audit Committee is also responsible for preparing the Audit Committee’s report that the SEC’s rules require to be included in our annual proxy statement, and performing such other tasks that are consistent with the Audit Committee’s charter. The Audit Committee’s report appears under the heading “Report of the Audit Committee.”

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee evaluates, interviews and nominates candidates for election to the Board and is responsible for oversight of our corporate governance practices.

When identifying director nominees, the Nominating and Corporate Governance Committee solicits suggestions from incumbent directors, management and stockholders. In identifying and evaluating nominees, the Nominating and Corporate Governance Committee seeks candidates possessing the highest standards of personal and professional ethics and integrity; practical wisdom, independent thinking, maturity and the ability to exercise sound business judgment; skills, experience and demonstrated abilities that help meet the current needs of the Board; and a firm commitment to the interests of our stockholders. Although the Nominating and Corporate Governance Committee does not maintain a specific written diversity policy, it recognizes the value of diversity and seeks diverse candidates when possible and appropriate and considers diversity in its review of candidates. The Nominating and Corporate Governance Committee believes that diversity includes not only gender and ethnicity, but the various perspectives that come from having differing geographic and cultural backgrounds, viewpoints and life experiences.

GRAHAM CORPORATION 2023 PROXY STATEMENT	13

Corporate Governance • Committees and Meetings of the Board; Meeting Attendance

In addition, the Nominating and Corporate Governance Committee takes into consideration such other factors as it deems appropriate. These factors may include knowledge of our industry and markets, experience with businesses and other organizations of comparable size, the interplay of the nominee’s experience with the experience of other members of the Board, and the extent to which the candidate would be a desirable addition to the Board and any of its committees. The Nominating and Corporate Governance Committee may consider, among other factors, experience or expertise in our industry, global business, science and technology, competitive positioning, corporate governance, risk management, finance or economics, and public affairs.

Stockholders entitled to vote in the election of directors at any annual meeting may recommend candidates for consideration by the Nominating and Corporate Governance Committee as potential nominees by submitting written recommendations to the attention of our Corporate Secretary at the following address: Graham Corporation, 20 Florence Avenue, Batavia, New York 14020. Stockholder recommendations must contain: (i) each candidate’s name, age, business and residence addresses; (ii) the candidate’s principal occupation or employment; (iii) each candidate’s written consent to serve as a director, if elected; (iv) whether each candidate would be an independent director if elected, and the basis therefore, under the NYSE listing standards; (v) a description of the candidate’s qualifications to be a director; and (vi) such other information regarding each candidate as would be required to be included in the proxy statement pursuant to the SEC’s rules. Any stockholder submitting a recommendation must provide his or her own name and address as they appear on our books and records, as well as the class and number of our shares owned of record and the dates he or she acquired such shares. In addition, any stockholder submitting a recommendation must provide (i) a description of all arrangements or understandings between the stockholder and each candidate and any other person pursuant to which the nominations were made; (ii) the identification of any person retained by the stockholder or by any candidate, or any person acting on his or her behalf to make solicitations for the purpose of electing such candidate and a brief description of the terms of such arrangement; (iii) a description of any arrangement, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the Company’s share price, or increase or decrease the voting power of the stockholder or beneficial owner with respect to the Company’s shares, and the stockholder’s agreement to notify the Company in writing within five business days after the record date for such meeting of any such arrangement in effect as of the record date for the meeting; and (iv) any such information regarding the stockholder as would be required to be included in a proxy statement or provided to the Company pursuant to the SEC’s rules. The Nominating and Corporate Governance Committee will evaluate director candidates proposed by stockholders using the same criteria, and in the same manner, as described above for other potential nominees.

Compensation Committee

The Compensation Committee annually reviews and approves the goals and objectives relevant to the compensation of the Chief Executive Officer, evaluates the Chief Executive Officer’s performance and either as a committee or with the other independent directors of the Board, determines and approves the Chief Executive Officer’s compensation levels.

The Compensation Committee also annually reviews and approves salaries, incentive cash awards and other forms of compensation paid to our other executive officers, approves recipients of equity-based awards and establishes the number of shares and other terms applicable to such awards. The Compensation Committee also construes the provisions of and generally administers the 2020 Plan, and any successor plan thereto. The Compensation Committee operates pursuant to its charter and may delegate its authority or responsibility to one or more subcommittees.

The Compensation Committee also reviews and makes recommendations regarding the compensation paid to the Board. More information about the compensation of our directors is set forth under the heading “Director Compensation.” The Compensation Committee annually conducts a performance evaluation of its operation and function and recommends any proposed changes to the Board for approval.

In addition, the Compensation Committee is responsible for reviewing and discussing with management the Compensation Discussion and Analysis that is included in our annual proxy statement and performing such other tasks that are consistent with its charter.

The Compensation Committee recognizes the importance of using an independent consultant that provides services solely to the Compensation Committee and not to management. The Compensation Committee engaged an independent compensation consultant in fiscal year 2023. For more information on the role of the Compensation Committee in determining executive compensation, including its use of an independent consultant, see “Compensation Discussion and Analysis” under the heading “Executive Compensation.”

14	GRAHAM CORPORATION 2023 PROXY STATEMENT

Corporate Governance • Corporate Governance Guidelines

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines to promote the effective functioning of the Board in its governance of our business and corporate operations. The Corporate Governance Guidelines are available on our website at www.grahamcorp.com under the heading “Investor Relations” and the subheadings “Governance” and “Governance Documents.”

Political Contribution Policy Statement

The Board has adopted a political contribution policy statement, which outlines the Company’s policies, procedures and philosophy regarding its political contributions and activities. It is the Company’s policy not to make independent political expenditures in support of the election or defeat of particular candidates and not to maintain a political action committee. This policy is available on our website at www.grahamcorp.com under the heading “Investor Relations” and the subheadings “Governance” and “Governance Documents.”

Board Policy on Stockholder Rights Plans

We do not have a “poison pill” or stockholder rights plan. If we were to adopt a stockholder rights plan, the Board would seek prior stockholder approval of the plan unless, due to timing constraints or other reasons, a majority of independent directors of the Board determines that it would be in the best interests of stockholders to adopt a plan before obtaining stockholder approval. If a stockholder rights plan is adopted without prior stockholder approval, the Board will submit the plan for approval by stockholders prior to the first anniversary of the effective date of the plan or the plan will otherwise terminate.

The Board’s Role in Risk Oversight

The Board oversees our risk profile and management’s processes for managing risk, primarily through the Board’s committees. Our Audit Committee focuses on financial risks, including those that could arise from our accounting and financial reporting processes. Additionally, our Audit Committee monitors and directs the formal risk management projects implemented by management. Our Nominating and Corporate Governance Committee focuses on the management of risks associated with board organization, membership and structure, corporate governance, and the recruitment and retention of talented Board members. Our Compensation Committee focuses on the management of risks that could arise from our compensation policies and programs and, in particular, our executive compensation programs and policies.

As part of its risk oversight responsibilities, the Board and its committees review the policies and processes that senior management uses to manage our risk exposure. In doing so, the Board and its committees review our overall risk function and senior management’s establishment of appropriate systems and processes for managing areas of material risk to the Company, including, but not limited to, operational, financial, legal, regulatory, strategic and information technology risks (including with respect to cybersecurity).

Communications from Stockholders and other Interested Parties

Stockholders and other interested parties who wish to contact the Board or an individual director, including the independent Chair of the Board or independent directors as a group, should send their communications to the attention of the Corporate Secretary, Graham Corporation, 20 Florence Avenue, Batavia, New York 14020. The Corporate Secretary will forward all such communications as directed unless the communication is inappropriate.

GRAHAM CORPORATION 2023 PROXY STATEMENT	15

Environmental and Social Matters • Commitment to Sustainability

Environmental and Social Matters

Commitment to Sustainability

Oversight

Graham Corporation is committed to embedding sustainability throughout our business. We believe that all our stakeholders must be considered in our everyday actions. We continue to enhance our environmental, social and governance (“ESG”) strategy to align with the broader transformation of our business. Our executive management team recognizes the importance of embedding environmental and social priorities within our business operations and an enhanced and modernized ESG strategy intended to drive additional progress on initiatives that promote sustainability and increase transparency. Mr. Thoren, our Chief Executive Officer, is the lead officer responsible for overseeing and advancing the Company’ efforts with respect to ESG initiatives. In such capacity, Mr. Thoren reviews our ESG efforts with the Board and the various Board committees as appropriate.

We have established ESG working groups at each of our companies that are responsible for leading our ESG strategy and monitoring our corporate social responsibility and environmental sustainability initiatives. These groups include cross-functional subject matter experts from across the business. Against this backdrop, we have, with the assistance of outside ESG expertise, performed an assessment of key indicators and engaged with our internal and external stakeholders on ESG topics to help further inform our future direction and tenets. This ESG working group oversees Graham’s sustainability strategy and subsequent disclosures, including the production of our 2023 Sustainability Accounting Standards Board (SASB) Factsheet available on our website. The four tenets of our ESG strategy are shown below:

Environment

We believe that a focus on environmental stewardship is fundamental and integral to the work we do every day to serve our customers, create value for our stockholders, and benefit our global community. We have taken steps at both our business units in Batavia, New York and Arvada, Colorado to improve energy efficiencies and air quality that are intended to lessen our impact on the environment. Notably:

•	Encouraged environmentally friendly workplace practices by supporting recycling and separation of waste throughout our offices;

•	Increased the use of e-records and e-signing technology resulting in carbon emissions reduction;

•	Migrated technology infrastructure to a cloud environment, reducing energy usage, and accordingly, our carbon footprint;

•	Upgraded our boiler feedwater pump and VFD which will save 6,600 kilowatt-hours annually.

We have over 500 employees across our global facilities, including our 43,000 square foot, state-of-the-art manufacturing plant that is part of the 96,000 square foot facility in Arvada, Colorado, where our commitment to reducing the waste we generate and utilizing our expertise to produce high quality and sustainable products. Each of our facilities are diligent in controlling hazardous waste and ensuring wastewater and storm sewer discharges are monitored to support greater access to clean water. Additionally, a key aspect of our ESG strategy is climate change. We help minimize our environmental footprint with Adopt-A-Street activities, factory recycling programs, electric car charging stations, and energy saving initiatives like LED lighting, motion sensors for lighting, smart compressors to manage energy loads and installing programmable thermostats in our facilities.

16	GRAHAM CORPORATION 2023 PROXY STATEMENT

Environmental and Social Matters • Commitment to Sustainability

Our People

At Graham, we believe our most important asset is our people. We are committed to fostering and embracing a Graham community in which employees share a mutual understanding and respect for each other. Our pledge to diversity and equality encompasses our commitment to create a work environment which embraces inclusion regardless of race, color, religion, gender, sexual orientation, gender identity, national origin, age, genetic information, marital status, amnesty, pregnancy, childbirth, disability, veteran status, or medical conditions. We continually strive to use our knowledge, talents, and resources to improve the quality of life of our workforce. In 2023, Barber-Nichols was recognized in Glassdoor’s Best Places to Work, ranking 10 out of 50 in the U.S. small and medium company category. Glassdoor’s analysis is based solely on the input of employees who complete an anonymous review about their job, work environment and employer.

Diversity, Equality & Inclusion (“DEI”) is very important to us at Graham. Our commitment starts with our goal of attracting, retaining, and developing a workforce that is diverse in background, knowledge, skill, and experience. As of March 31, 2023, women represented approximately 19% and self-identified racial and ethnic minorities represented approximately 8% of our workforce, up from 5% in 2022. We strive to mirror our local communities through recruitment in our high schools and community colleges.

Our management recognizes that a diverse workforce and a culture of equity and inclusion helps us compete more effectively, sustain success, and build long-term shareholder value. We encourage every one of our team members to form deeper relationships with those around them based on mutual respect, dignity, and understanding. Furthermore, to encourage productive conversations within our organization, we have implemented employee engagement surveys. Graham has robust non-discrimination and anti-harassment policies as outlined in our employee handbook, as well as a formal Code of Business Conduct and Ethics.

We believe that employee development is vital to our continued success, and we support the development of our employees through programs such as our internal weld school training, our partnerships with community colleges, our tuition assistance program, and management training classes. Our management is continuously focused on developing an inclusive and respectful work environment where our employees are highly engaged and motivated.

We are dedicated to ensuring the health and safety of our team members by supporting the whole person. Our dedicated global health and safety function is executed through our business unit safety committees to ensure that employees are trained on best practices to create a safe and healthy workplace for all. Arvada has met the requirements to be certified as a Safety and Health Achievement Recognition Program by OSHA. To ensure the health and wellbeing of our employees, we aim to provide a robust health and wellness package. Some of the various benefits we offer include:

•	Competitive medical, dental and vision benefits;

•	Flexible spending and health savings accounts for both healthcare and dependent care;

•	Short- and long-term disability insurance;

•	Paid maternity and parental leave;

•	401(k) retirement savings program, including company matching contributions, and employee stock purchase plan;

•	Employee Assistance Program providing free counseling services; and

•	Wellness incentives, including a wellness consultant.

Our Communities

We believe that investing in local communities to create positive social and economic outcomes is at the heart of generating social impact. We believe that to be successful we need to push ourselves to do our best, for our customers, for our stockholders, for the Company, for ourselves, for those around us, and for the world that we all share. We are committed to supporting the communities in which we do business by leveraging the power of our Company through donations, scholarships, education and participation with certain charitable organizations. We strive to use our capabilities, reach and resources to make a lasting difference in the world. Notably:

•	We are proud to work with several local schools to help teach students about careers and opportunities in manufacturing.

GRAHAM CORPORATION 2023 PROXY STATEMENT	17

Environmental and Social Matters • Commitment to Sustainability

•

We participated in the Genesee, Livingston, Orleans, and Wyoming (“GLOW”) Corporate Cup. The goal of this event is for local businesses to form racing teams, compete in a fun atmosphere, and crown a winner of the Corporate Cup. With the proceeds raised from this event, the YMCA is able to fulfill its mission of youth development, healthy living and social responsibility in the GLOW region.

•	We implemented a United Way Day of Giving, the largest community-wide volunteer event across our region serving Genesee, Livingston, Monroe, Ontario, Wayne, and Wyoming counties.

•	We donated time and resources to a number of charities including the American Cancer Society, Habitat for Humanity, Family Tree, Community Table Food Bank, Second Wind Fund, and Children’s Hospital.

We believe it is our responsibility to respect human rights in our operations, including, among other things, by opposing human trafficking and the exploitation of children. Accordingly, we have adopted a Human Rights Policy Statement to emphasize our strong commitment to human rights. As another part of being a good corporate citizen, we adopted a Conflict Minerals Policy that is intended to support our commitment to sourcing components and materials from companies that share our values around human rights and ethics. Both policies are available on our website at www.grahamcorp.com under the heading “Investor Relations” and the subheadings “Governance” and “Governance Documents.”

Corporate Governance

Graham is committed to achieving excellence in our corporate governance practices. We emphasize a culture of accountability and conduct our business in a manner that is fair, ethical, and responsible to earn the trust of our stakeholders. The Company has corporate governance and sustainability policies and structures in place to foster accountability and transparency. These policies reflect our underlying commitment to maintain the highest standards of ethics and integrity and to operate our business in compliance with all applicable anti-corruption, anti-bribery, and anti-trust laws and regulations.

The Board of Directors is comprised of a majority of independent directors as defined by the NYSE listing standards and the Board’s Corporate Governance Guidelines. All of the Board committees are comprised entirely of independent directors. The Board also believes that director refreshment is an important component of good corporate governance, and in March 2022, nominated two new directors.

Graham recognizes that effectively managing enterprise risks is critically important to the long-term success of our business. Management is responsible for our company’s day-to-day risk management activities. Our company relies on a comprehensive risk management process to aggregate, monitor, measure, and manage risks. While we exercise oversight, we do not have full control over our supply chain nor the suppliers we do business with; however, we continually seek to partner with suppliers that share common values and a shared commitment to our ESG objectives.

As a global leader in the design and manufacture of critical electronics-enhanced turbomachines and turbomachine-based subsystems as well as vacuum and heat exchangers technologies, Graham is a trusted partner that meets the industry’s high bar for data resiliency and security. We leverage the latest encryption configurations and technologies on our systems, devices, and third-party connections and further vet third-party vendors’ encryption, as required, through our vendor management process.

We routinely engage with our stakeholders to better understand their views on ESG matters, carefully considering the feedback we receive and acting when appropriate. For more information, please visit our website at www.grahamcorp.com under the heading “Investor Relations.”

Additionally, in furtherance of our ESG objectives, we implemented in fiscal year 2023 our Human Rights Policy, Code of Vendor Conduct, and Enterprise Level Environmental Policy, each described below and available on our website at www.grahamcorp.com under the heading “Investor Relations” and the subheadings “Governance” and “Governance Documents.”

Human Rights Policy

Our Human Rights Policy sets forth our views on the health and safety standards we strive to provide to our employees, our intolerance for forced or involuntary labor of any kind, and our commitment to providing equal opportunity in all aspects of employment. Human rights are generally defined as the basic freedoms believed to be inherent to all people as outlined in the United Nations Universal Declaration for Human Rights, which focuses on dignity, respect and equality, without discrimination.

18	GRAHAM CORPORATION 2023 PROXY STATEMENT

Environmental and Social Matters • Commitment to Sustainability

Enterprise Level Environmental Policy

Our Enterprise Level Environmental Policy focuses on our belief that environmental stewardship is fundamental and integral to the work we do every day to serve our customers, create value for our stockholders, and benefit our global community. We believe that our focus on environmental sustainability, with the objective of reducing costs and improving sustainability of our operations, will provide us with a strategic benefit. Through our Enterprise Level Environmental Policy we will continue to engage with suppliers throughout our global value chain to manage these impacts in order to conserve resources, reduce costs, and promote ethical practices.

Code of Vendor Conduct

Our Code of Vendor Conduct specifies the behaviors, practices and regulations we expect to see practiced in all stages of our supply chain. The Code of Vendor Conduct is focused on ensuring that our vendors, suppliers, and other business partners, including their employees, agents, and suppliers, act in a way that is ethical, corporately responsible, and aims to promote compliance with applicable laws and regulations.

GRAHAM CORPORATION 2023 PROXY STATEMENT	19

Executive Officers

Executive Officers

As of June 23, 2023, we were served by the following executive officers and Section 16 officers, each of whom was appointed by the Board:

Daniel J. Thoren, age 59, has served as our Chief Executive Officer since September 2021 and became our President and Chief Operating Officer in June 2021. Further information about Mr. Thoren is set forth under “Proposal One: Election of Directors.”

Christopher J. Thome, age 52, became our Vice President – Finance and Chief Financial Officer in April 2022 and our Chief Accounting Officer and Corporate Secretary in July 2022. Prior to joining the Company, Mr. Thome served as Corporate Controller and Treasurer of Allied Motion Technologies Inc., a producer of precision and specialty motion control components and systems, since February 2020 and held progressively advancing roles at Integer Holdings Corporation, a provider of advanced medical device outsourcing, from July 2006 to February 2020, including Senior Director–Treasurer and Senior Director–Financial Reporting, Treasury Operations and Shared Services. Mr. Thome is a certified public accountant.

Matthew Malone, age 36, became our Vice President and General Manager – Barber-Nichols in June 2021. Prior to joining the Company, Mr. Malone served as the President and Chief Executive Officer of Barber-Nichols in May 2021, having previously served as Barber-Nichols Vice President of Operations from May 2020 to May 2021, Project Management Office Manager from November 2017 to May 2020, and Project Engineer from July 2015 to November 2017.

Alan E. Smith, age 56, became our Vice President and General Manager – Batavia in July 2015. Mr. Smith served as our Vice President of Operations from July 2007 until July 2015. Previously, from 2005 until July 2007, Mr. Smith served as Director of Operations for Lydall, Inc., a designer and manufacturer of specialty engineering products. Prior to that, he had been employed by us for fourteen years, progressing from Project Engineer to Engineering Manager.

20	GRAHAM CORPORATION 2023 PROXY STATEMENT

Executive Compensation • Compensation Discussion and Analysis

Executive Compensation

As a smaller reporting company under the Exchange Act we are not required to provide certain disclosures pursuant to Item 402 of Regulation S-K, however, we have elected to provide such executive compensation information in accordance with certain scaled disclosure requirements allowed for smaller reporting companies to provide transparency with respect to the compensation of our named executive officers.

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis (“CD&A”) provides information about the compensation programs for certain of our executive officers named in the fiscal year 2023 Summary Compensation Table. These named executive officers are:

•	Daniel J. Thoren, our Chief Executive Officer;

•	Christopher J. Thome, our Vice President – Finance, Chief Financial Officer, Chief Accounting Officer and Corporate Secretary; and

•	Matthew Malone, our Vice President and General Manager – Barber-Nichols.

This CD&A includes the philosophy and objectives of the Compensation Committee of our Board, descriptions of each of the elements of our executive compensation programs, and the basis for the compensation decisions we made during fiscal year 2023.

Executive Summary

Fiscal Year 2023 Results

The Compensation Committee’s philosophy focuses on aligning the interests of our named executive officers with those of our stockholders by rewarding performance that enhances the objective of increasing both current and long-term stockholder value. Our executive compensation programs are designed to provide a strong link between the amounts earned by our named executive officers and Company and individual performance.

During fiscal year 2023, our named executive officers continued to implement our strategic plan to diversify, increase productivity, improve processes, and grow our market share and profits in our existing businesses.

Our financial results for fiscal year 2023 included the following:

•	Net sales for fiscal year 2023 were $157.1 million.

•	Net income for fiscal year 2023 was $0.4 million.

Our “Pay for Performance” Philosophy

Our executive compensation programs contain key components and features that reinforce our “pay for performance” philosophy. For example:

•

A significant portion of our named executive officers’ compensation is “at-risk,” and depends on either meeting performance-based criteria or continuing in service to the Company. Both our short-term and long-term incentive compensation programs use goals that tie to our performance in key financial metrics. During fiscal year 2023, we paid 50% of our long-term incentive compensation in performance-vesting restricted stock units (“PSUs”). The PSUs cliff vest on the third anniversary of the date of grant only upon the achievement of predetermined performance metrics. Our named executive officers received the other 50% of long-term incentive compensation in time-vesting restricted stock units (“RSUs”) that vest in equal installments on each of the first three anniversaries of the date of grant, subject to the executive officer’s continued employment at each such date.

•

We require all of our named executive officers currently employed by us to hold substantial amounts of our stock. We believe that our robust stock ownership guidelines drive an ownership culture and enhance the connection between our management and our stockholders.

GRAHAM CORPORATION 2023 PROXY STATEMENT	21

Executive Compensation • Compensation Discussion and Analysis

•	We do not reimburse or “gross-up” our named executive officers for any of the taxes associated with any of the compensation and benefits we provide to them.

•

We maintain “double-triggered” provisions in our agreements with our named executive officers under which payment is triggered only by certain terminations of employment subsequent to a change in control of our Company.

•	The Compensation Committee incorporates tally sheets as an analytical tool as part of its annual executive compensation review to help ensure that compensation is consistent with performance goals.

•	We provide limited perquisites and personal benefits to named executive officers beyond those provided to all other employees.

•	Our policies strictly prohibit our executive officers and directors from engaging in any hedging, pledging or other monetization transactions involving our securities.

Principles and Objectives

In establishing executive compensation, the guiding principles and objectives of the Compensation Committee are as follows:

•

to provide market competitive compensation that includes an appropriate balance of fixed and incentive elements which allows us to both attract and retain executive personnel best suited by training, ability and other relevant criteria for our management requirements;

•	to align our incentive compensation programs with superior business performance in order to maximize stockholder value; and

•	to avoid compensation incentives that create undue financial or business risk for our Company.

The Compensation Committee reviews the market median and also considers measures of Company and industry performance when determining named executive officer compensation, including net sales, net income, earnings per share, earnings before net interest expense, income taxes, depreciation and amortization (“EBITDA”) margin, total market value, average working capital, performance relative to the market, and total stockholder return. As described further below under the heading “Use of Peer Group Compensation Data and Tally Sheets,” from time to time, the Compensation Committee reviews data on the executive compensation programs of other comparably-sized companies both within our industry and in our geographic region as part of the process of establishing and maintaining our executive compensation programs.

We designed our executive compensation programs to reward our named executive officers for Company and individual performance that maximizes stockholder value. We describe the Company and individual performance measures that the Compensation Committee takes into account in determining cash and equity-based incentive awards for our named executive officers below under the headings “Annual Cash Incentive Compensation” and “Long-Term Equity Incentive Compensation,” respectively.

How we Make Compensation Decisions

Role of the Compensation Committee

The Compensation Committee designs and implements compensation programs that further the intent and purpose of our fundamental compensation philosophy, principles, and objectives. The Compensation Committee is responsible for setting appropriate compensation levels for our named executive officers, and determines base salary, as well as cash and equity-based incentive awards for each of our named executive officers. We provide additional information about the Compensation Committee under the heading “Corporate Governance.”

Role of Named Executive Officers in Compensation Decisions

Within the framework of the executive compensation programs approved by the Compensation Committee and based on management’s review of market competitive positions, our Chief Executive Officer annually reviews the performance of our other named executive officers and presents such performance information to the Compensation Committee. In addition, our Chief Executive Officer makes recommendations to the Compensation Committee with

22	GRAHAM CORPORATION 2023 PROXY STATEMENT

Executive Compensation • Compensation Discussion and Analysis

respect to the salary, cash incentive and equity-based incentive compensation paid to our other named executive officers. The Compensation Committee considers such performance information in determining each element of compensation for the other named executive officers. The Compensation Committee uses its discretion to determine whether to accept, reject or modify any adjustments to awards that may be recommended by our Chief Executive Officer. The Compensation Committee annually reviews the performance of our Chief Executive Officer and meets in executive session, outside the presence of our CEO, when determining his compensation.

On an annual basis, our Chief Executive Officer also approves and recommends to the Compensation Committee the individual objectives for our other named executive officers under the Stock Bonus Plan and Cash Bonus Program. The Chair of our Compensation Committee, in consultation with the Chair of the Board, approves individual objectives for our Chief Executive Officer.

Use of Outside Consultants by the Compensation Committee

The Compensation Committee believes that it benefits from external advice and assistance to help meet its objectives and fulfill its responsibilities. The Compensation Committee periodically engages outside consultants to educate and inform Committee members with regard to compensation matters, including the advantages and disadvantages of existing and proposed compensation programs, and keeps the Compensation Committee abreast of current and emerging compensation trends both within our industry and for companies of similar size and stature. These consultants also may advise the Compensation Committee with respect to various compensation alternatives, provide the Compensation Committee with relevant market compensation data and assist the Compensation Committee in analyzing such data when making compensation decisions.

The Compensation Committee typically engages a compensation consultant every few years. During fiscal year 2023, the Compensation Committee engaged Frederic W. Cook & Co., Inc. to assist the Compensation Committee with respect to the evaluation of compensation paid to the Company’s executive officers.

Use of Peer Group Compensation Data and Tally Sheets

Peer Group Compensation Data. When making compensation decisions, the Compensation Committee may consider executive compensation programs and individual elements of compensation paid to other named executive officers at a group of comparably-sized companies both within our industry and in our geographic region or which we otherwise consider to be our peers. When selecting our peer group shown below, the Compensation Committee considered the companies’ revenue, market capitalization, number of employees, and industry classification.

Air Industries Group	DMC Global, Inc.	Park Aerospace Corp.
Allied Motion Technologies Inc.	Energy Recovery, Inc.	Perma-Pipe International Holdings, Inc.
Astronics Corporation	Gulf Island Fabrication, Inc.	SIFCO Industries, Inc.
Capstone Green Energy Corporation	Hurco Companies, Inc.	The Eastern Company
CECO Environmental Corp.	Natural Gas Services Group, Inc.	The Gorman-Rupp Company
CPI Aerostructures, Inc.	Orbital Energy Group, Inc.	Thermon Group Holdings, Inc.

The Compensation Committee may use peer group compensation data to provide an informational perspective on our compensation practices, levels of base salary, and the design of annual cash and long-term equity incentive compensation programs and the overall competitiveness of our compensation program.

Tally Sheets. The Compensation Committee analyzes tally sheets prepared for each named executive officer as part of its responsibilities for our executive compensation programs. Tally sheets present the dollar amount of each component of compensation for each named executive officer. The purpose of tally sheets is to bring together, in summary form, all of the elements of total direct compensation for our named executive officers so that the Compensation Committee may analyze both the individual elements of compensation (including the weighting of each element as compared to each other element) and the aggregate amount of total direct compensation. During fiscal year 2023, the Compensation Committee regularly used tally sheets to assist in its review of the compensation of our named executive officers. No compensation changes were made with respect to fiscal year 2023 compensation based on those reviews.

GRAHAM CORPORATION 2023 PROXY STATEMENT	23

Executive Compensation • Compensation Discussion and Analysis

Executive Compensation Components

As discussed in greater detail below, our compensation philosophy focuses on aligning the total direct compensation of our named executive officers with the interests of our stockholders by rewarding performance that enhances the objective of increasing both current and long-term stockholder value. We use the term “total direct compensation” to refer to the sum of base salary, annual incentive compensation and long-term incentive compensation.

Total Direct Compensation	=	Base Salary	+	Annual Incentive Compensation	+	Long-Term Incentive Compensation

The components of total direct compensation granted during fiscal year 2023 were:

Compensation Element	Form of Compensation	Purpose	Performance Criteria

Base Salary	Cash	Provide compensation that is not “at-risk” to compensate our named executive officers for services rendered during the fiscal year	Not performance based

Annual Incentive Compensation	Cash	Motivate our named executive officers to attain vital short-term Company and individual objectives	Net income or operating profit, bookings and individual officer goals linked to achievement of Company strategic objectives

Long-term Incentive Compensation	PSUs	Incent our named executive officers to focus on Company growth, align their compensation with our business strategy, and create value for our stockholders	Three-year cumulative EBITDA metric

	RSUs	Encourage retention of our named executive officers over a three-year period	Not performance based

The Compensation Committee seeks to align our annual and long-term compensation elements to our strategic plan. We strive to strike a balance between establishing incentives that motivate our named executive officers to achieve meaningful results, while ensuring that we sufficiently recognize our named executive officers for achieving results that are within their control. The Compensation Committee believes that the diversity of the selected forms of compensation and the applicable performance metrics help to manage the pay for performance challenges presented by the cyclicality of our business while creating the proper focus among our named executive officers to facilitate our growth.

We establish each element comprising target total direct compensation for the named executive officers annually. We do not have a specific policy for the allocation of compensation between short-term and long-term compensation or cash and equity compensation, as the allocation of these items is primarily driven by market compensation information and Company performance and goals.

We generally do not consider gains realized from prior compensation, such as stock option exercises, restricted stock vesting and vesting of RSUs or PSUs, in setting other elements of compensation. We believe that reducing or limiting awards because of prior gains realized by a named executive officer would unfairly penalize the officer for outstanding past performance and reduce the motivation for continued outstanding achievement. Similarly, our severance and change-in-control arrangements, which we discuss in detail under the heading “Potential Payments upon Termination or Change in Control,” do not affect our decisions regarding other elements of compensation. Those arrangements serve specific purposes that are unrelated to the determination of a named executive officer’s compensation for a specific year.

24	GRAHAM CORPORATION 2023 PROXY STATEMENT

Executive Compensation • Compensation Discussion and Analysis

In support of our compensation philosophy, our executive compensation is heavily weighted toward incentive (variable) compensation, and the proportion of variable, or “at risk,” compensation increases as the level of responsibility increases. As shown below, in fiscal year 2023, we provided 67% of our Chief Executive Officer’s target compensation through annual and long-term incentive compensation, and, on average, we provided 50% of our other named executive officers’ target compensation through annual and long-term incentive compensation.

Beginning in fiscal year 2023, our Compensation Committee grants awards consisting of RSUs and PSUs. We believe the use of such awards supports our long-term compensation philosophy as well as emphasizes performance and alignment of executives’ interests with our stockholders. The Compensation Committee will continue to review our executive compensation programs, as well as consider the outcome of the “say-on-pay” votes when making future compensation decisions for the named executive officers.

Fiscal Year 2023 Total Target Compensation*

*	The fair market value of the RSUs and PSUs are based upon the closing price at the date of grant. Information is presented as of March 31, 2023.

We also provide compensation and benefits to our named executive officers through the following programs:

Compensation Element	Form of Compensation	Purpose

Health and welfare plans	Eligibility to receive health and other welfare benefits paid for by the Company, including life insurance, short-term and long-term disability insurance, and a comprehensive medical and dental plan	Provide a competitive employee benefits program

Retirement benefits	Our named executive officers participate in the Company’s qualified defined contribution plan and receive an additional Company contribution under such plan	Provide an incentive for long-term retention of our named executive officers

Limited perquisites and other personal benefits	A $5,000 allowance for our Chief Executive Officer ($2,500 for our other named executive officers) to purchase term life insurance and an additional amount necessary to purchase a personal umbrella insurance policy	Provide a competitive compensation package, facilitate strong, focused performance and better enable us to attract and retain superior employees for key positions

Stockholder Advisory Vote on Executive Compensation

At our 2022 annual meeting of stockholders, our stockholders approved, on an advisory basis, the compensation of our named executive officers as disclosed in our 2022 proxy statement, referred to as a “say-on-pay” vote. The

GRAHAM CORPORATION 2023 PROXY STATEMENT	25

Executive Compensation • Compensation Discussion and Analysis

Compensation Committee evaluated the positive results of the 2022 “say-on-pay” vote as well as the other factors discussed in this CD&A. Each of these factors informed the Compensation Committee’s decisions regarding our named executive officer compensation programs.

At our 2017 annual meeting of stockholders, our stockholders expressed a preference that the “say-on-pay” vote take place on an annual basis. This preference was subsequently adopted by our Board, and so we are providing our stockholders with a “say-on-pay” vote this year. See “Proposal Two: Advisory Vote on the Compensation of our Named Executive Officers.”

Stockholders will have an opportunity to cast an advisory vote on the frequency of future “say-on-pay” votes at least every six years. Accordingly, at the Annual Meeting, we are again providing our stockholders with the opportunity to indicate on a non-binding, advisory basis, how frequently an advisory vote on the compensation of our named executive officers should occur. See “Proposal Three: Advisory Vote on the Frequency of Future Stockholder Advisory Votes on the Compensation of our Named Executive Officers.”

Annual Base Salaries

The Compensation Committee reviews base salaries for each of our named executive officers at least annually. In general, the Compensation Committee sets base salaries based on factors including Company and individual performance, job responsibilities, internal pay equity and base salary levels of similar positions in our peer group.

The annual base salary rate for Mr. Thoren is $400,000. Effective as of April 1, 2023, the annual base salary rate for each of Messrs. Thome and Malone is $312,000, following the Compensation Committee’s approval of an increase from the prior annual rate of $290,000 and $300,000, respectively. For additional information about the annual base salary rates of our named executive officers, see “Fiscal Year 2023 Summary Compensation Table” below.

Annual Cash Incentive Compensation

Our Annual Executive Cash Bonus Program, which we refer to as the Cash Bonus Program, is designed to compensate our named executive officers for above-average performance through an annual cash incentive award related both to Company and individual performance. We instituted the Cash Bonus Program to effectively align short-term individual performance with Company performance.

The Compensation Committee designed the Cash Bonus Program to provide a clear link between the named executive officers’ goals and our performance and business objectives. In fiscal year 2023, the Compensation Committee used a combination of net income or divisional operating income, bookings and personal objectives as the performance metrics to evaluate our named executive officers’ performance under the Cash Bonus Program. The net income and divisional operating income performance metrics are based on 2023 fiscal year-end results. Bookings represent new orders received by us and entered into backlog during fiscal year 2023, reduced by the impact of any backlog cancellations. Consolidated bookings include consolidated net orders for Batavia, NY, Barber-Nichols, Ahmedabad, India, and Suzhou, PRC. The Compensation Committee selected net income and bookings as the quantitative measures of short-term performance because it believes that these metrics impact our annual profitability and growth.

For fiscal year 2023, the Compensation Committee established personal goals for our named executive officers, which included the following:

•	Mr. Thoren - strengthen our business units and build on our succession planning and development for our business units.

•	Mr. Thome - enhance communication with the Board and advance our corporate finance functionality by establishing and promoting corporate level finance policies and processes.

•	Mr. Malone - continue to develop personal leadership skills and implement programs that strengthen our long-term competitive position.

26	GRAHAM CORPORATION 2023 PROXY STATEMENT

Executive Compensation • Compensation Discussion and Analysis

The Compensation Committee assigned the weightings applicable to the three metrics to align our named executive officers’ goals with our current business objectives as follows:

Metric	Weighting

Net income/Operating Income(1)	50%

Bookings(2)	20%

Personal goals	30%

(1)	For Messrs. Thoren and Thome includes consolidated net income and for Mr. Malone consolidated net income (15%) and divisional operating income (35%).

(2)	For Messrs. Thoren and Thome includes consolidated bookings and for Mr. Malone includes consolidated bookings (6%) and divisional bookings (14%).

The Compensation Committee typically establishes the goals for the Cash Bonus Program during our annual budgeting process following the commencement of the fiscal year. The Compensation Committee typically approves such goals during our first quarter, subject to the ratification of the Board. The Chair of our Compensation Committee, in consultation with the Chair of the Board, approves personal goals for our Chief Executive Officer. Our Chief Executive Officer develops the personal goals for our other named executive officers in alignment with our corporate strategy and recommends these goals to our Compensation Committee Chair for approval.

For fiscal year 2023, the Compensation Committee set target bonus levels at 100% attainment of both Company and individual objectives as follows: Mr. Thoren – 100% of base salary; Mr. Thome – 50% of base salary; and Mr. Malone – 50% of base salary. The Compensation Committee uses a stretch maximum payout level to better incentivize and reward above target performance. Each named executive officer may receive anywhere from 0% to 200% of his target bonus level depending on the attainment of objectives, as follows:

Target Level	Net Income/Divisional Operating Income Payout as Percentage of Target Bonus	Bookings Payout as Percentage of Target Bonus

Threshold	50%	50%

Target	100%	100%

Maximum	200%	200%

We may use linear interpolation to determine the percentage of the target bonus payable based on performance in between threshold and target or target and maximum. The Compensation Committee may consider extraordinary events that either positively or negatively affect financial performance, and may in its discretion, include or exclude the impact of these events in approving awards under the Cash Bonus Program. During fiscal year 2023, the Compensation Committee exercised this discretion and adjusted Net income for debt amendment costs and acquisition related costs.

For fiscal year 2023, threshold, target, maximum, and actual quantitative performance metrics used under the Cash Bonus Program for our named executive officers were as follows (millions of dollars):

Performance Measure	Threshold	Target	Maximum	Actual

Adjusted Net Income(1)	$ 2.6	$ 3.4	$ 5.1	$ 0.6

Bookings	$124	$155	$186	$202.7

Divisional Operating Income - Arvada, CO	$ 2.9	$ 3.8	$ 5.7	$ 3.4

Divisional Bookings - Arvada, CO	$ 40	$ 50	$ 60	$ 63.8

(1)	Refer to Appendix A of this proxy statement for our definition of Adjusted Net Income and a reconciliation of such measure to the most directly comparable U.S. GAAP measure.

At its May 17, 2023 meeting, the Compensation Committee reviewed each named executive officer’s achievement of Company and individual objectives during fiscal year 2023 and approved the award of cash incentive compensation under the Cash Bonus Program for each named executive officer. Based on our performance during fiscal year 2023, the Compensation Committee determined that Messrs. Thoren and Thome did not achieve the threshold level for the net income component and achieved above the maximum for the bookings component of the Cash Bonus Program and Mr. Malone achieved above the threshold but below target level for the divisional operating income component and

GRAHAM CORPORATION 2023 PROXY STATEMENT	27

Executive Compensation • Compensation Discussion and Analysis

achieved above the maximum for the divisional bookings component of the Cash Bonus Program. The Compensation Committee determined that each of our named executive officers, achieved the following percentages of their respective target personal goals: Mr. Thoren – 65%; Mr. Thome – 133%; and Mr. Malone – 100%. Based on these results and achievements, the cash incentive compensation earned under the Cash Bonus Program for our named executive officers for fiscal year 2023 was as follows:

Named Executive Officer	Bonus Award	Percent of Target Bonus	Percent of Maximum Available Bonus

Daniel J. Thoren	$238,000	60%	30%

Christopher J. Thome	$115,999	80%	40%

Matthew Malone	$144,900	97%	48%

The Compensation Committee sets what it believes are challenging goals for maximum bonus awards and expects that maximum bonus awards will be made only in extraordinary circumstances.

The amount of these cash awards earned by each named executive officer in fiscal year 2023 is shown in the “Non-Equity Incentive Plan Compensation” column of the Fiscal Year 2023 Summary Compensation Table.

Under the Cash Bonus Program, special awards may be made to a named executive officer who has made an extraordinary contribution to us during the fiscal year. Such awards are generally recommended in writing by our Chief Executive Officer to the Chair of the Compensation Committee and approved by the Compensation Committee before grant. The Compensation Committee did not approve any such awards in fiscal year 2023.

Long-Term Equity Incentive Compensation

The Compensation Committee designed our Annual Stock-Based Long-Term Incentive Award Plan for Senior Executives, which we refer to as the Stock Bonus Plan, to motivate our named executive officers to increase stockholder value by providing them with long-term stock-based awards for above-average Company performance. Our long-term incentive opportunities are intended to be competitive with the long-term incentive opportunities offered by the companies constituting our peer group. We issue awards pursuant to our 2020 Plan, a comprehensive executive compensation plan that provides for the grant of stock options, restricted stock, RSUs, PSUs and other stock-related awards, as well as other awards that may be settled in cash or other property. All of our named executive officers currently employed by us are eligible to participate in the 2020 Plan.

The Compensation Committee designed the Stock Bonus Plan to create a tight link between the named executive officers’ goals and the Company’s performance and business objectives. In fiscal year 2023, the Compensation Committee granted half of the awards in the form of RSUs, and the other half in the form of PSUs.

RSUs. We granted RSUs because we believe that RSUs help us retain our named executive officers by offering our named executive officers the opportunity to receive shares of our common stock if they continue to be employed by us on the date the RSUs vest. Unless the Compensation Committee determines otherwise, shares granted vest in equal installments on each of the first three anniversaries of the date of grant, subject to the executive officer’s continued employment at each such date.

PSUs. We granted PSUs because we believe that PSUs help us reward our named executive officers by conditioning the grant of shares of our common stock upon the satisfaction of predetermined Company objectives. Unless the Compensation Committee determines otherwise, the PSUs vest on the third anniversary of the date of grant, subject to satisfaction of the performance metrics for the applicable three-year period and subject to continued employment through the vesting date. The Compensation Committee typically approves such metrics and the other terms of the grants during our first quarter.

For fiscal year 2023 grants, the performance metric applicable to the PSUs is based upon the Company’s three-year cumulative EBITDA metric with linear interpolation applied between points and no payout if the results are below threshold. With respect to these grants, the Compensation Committee may consider extraordinary events that either positively or negatively affect the cumulative EBITDA metric, and may in its discretion, include or exclude the impact of these events.

28	GRAHAM CORPORATION 2023 PROXY STATEMENT

Executive Compensation • Compensation Discussion and Analysis

The Compensation Committee determines the number of RSUs and PSUs to award to our named executive officers based on a percentage of each named executive officer’s annual base salary. The Compensation Committee determined the number of RSUs and PSUs to award to our named executive officers by using each such officer’s Long-Term Incentive Percentage, which we refer to as the L-T Percentage. For fiscal year 2023, the L-T Percentage in effect for each of our named executive officers was as follows: Mr. Thoren – 100%; Mr. Thome – 50%; and Mr. Malone – 50%.

The number of RSUs awarded was determined by multiplying 50% of each named executive officer’s base salary in effect on the date of grant by such officer’s L-T Percentage, and then dividing the product by the closing price of the Company’s common stock on the NYSE on the date of grant. The number of PSUs was determined by multiplying 50% of each named executive officer’s base salary in effect on the date of grant by such officer’s L-T Percentage, and then dividing the product by the closing price of the Company’s common stock on the NYSE on the date of grant. The closing price of our common stock was $8.19 on May 23, 2022, the date of grant.

The Compensation Committee seeks to establish performance goals that are challenging but attainable based on our business and financial plan for the year. When establishing performance goals, the Compensation Committee reviews and discusses our business and financial plans for that year and the opportunity to generate stockholder value. The Compensation Committee establishes a range of performance goals for the year as well as individual payment thresholds, targets and maximums for each goal.

Additional information regarding the awards granted to each named executive officer in fiscal year 2023 is set forth in the Fiscal Year 2023 Summary Compensation Table, the Fiscal Year 2023 Grants of Plan-Based Awards table, and in the narrative in this CD&A.

Perquisites and Other Personal Benefits

We provide limited perquisites and benefits to attract, retain and reward named executive officers by providing an overall benefit package similar to those received by similarly-situated executive officers at comparably-sized companies in our industry and geographic region.

During fiscal year 2023, we paid premiums for life insurance policies for the benefit of each of our named executive officers. We also make available to our named executive officers health insurance and long-term disability programs that are available to our salaried employees.

Our named executive officers also receive an allowance up to $2,500 for the purpose of purchasing term life insurance with a named beneficiary of each officer’s choosing as well as an additional amount necessary for our named executive officers to purchase a personal umbrella insurance policy. Our Chief Executive Officer is entitled to up to $5,000 for the purpose of purchasing term life insurance.

Retirement Benefits

We provide retirement benefits to our named executive officers to attract, retain and reward named executive officers by providing an overall benefit package similar to those received by similarly-situated executive officers at comparably-sized companies in our industry and geographic region.

Messrs. Thoren, Thome and Malone participate in our Incentive Savings Plan (the “401(k) Plan”), which is a defined contribution plan that provides for both employer and employee contributions. The 401(k) Plan uses a “safe harbor” design that provides for a matching contribution of 100% of a participant’s deferrals up to 3% of compensation plus 50% of deferrals in excess of 3% but not in excess of 5% of compensation (for a maximum 4% matching contribution). Additionally, eligible employees hired after January 1, 2003, including Messrs. Thoren, Thome and Malone, with at least one hour of service during the relevant plan year who are employed by us at the end of such year receive a contribution in an amount equal to 3.25% of eligible compensation received during such year, which contribution is paid on the first $290,000 of compensation, as adjusted for cost-of-living increases, in accordance with Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The amounts allocated to participants under the 401(k) Plan fully vest after four years of employment.

Employment Agreements and Potential Payments upon Termination or Change in Control

We have employment agreements with each of our named executive officers. The decisions to enter into employment agreements and the terms of those agreements were based on our need to motivate and retain talent for our long-term

GRAHAM CORPORATION 2023 PROXY STATEMENT	29

Executive Compensation • Compensation Discussion and Analysis

growth and are consistent with similarly-situated executive officers at comparably sized companies in our industry and geographic region. The material terms of the employment agreements with our named executive officers are described under the heading “Employment Agreements.”

Pursuant to their respective employment agreements, we have agreed to provide payments to certain of our named executive officers in the event of a termination of employment as a result of normal and early retirement, involuntary termination, death, and disability. Messrs. Thoren and Thome are also eligible to receive additional payments in the event of termination following a change in control. We believe these arrangements promote stability and continuity of leadership to the benefit of our named executive officers and the Company. See “Potential Payments upon Termination or Change in Control” for further information regarding these arrangements.

Stock Ownership Guidelines

In order to more closely align the interests of our named executive officers with the interests of our stockholders, the Compensation Committee has established minimum stock ownership guidelines that require our named executive officers to work towards acquiring and maintaining specific levels of equity ownership interests in our common stock within specified time frames. A summary of our current stock ownership guidelines for our named executive officers is as follows:

Position	Stock Ownership Guideline

Chief Executive Officer	Common stock with a value equal to at least 4.00 times his annual base salary

Other named executive officers	Common stock with a value equal to at least 2.00 times his annual base salary

Our stock ownership guidelines also require our named executive officers to retain 50% of the net shares realized (after tax) when a restricted stock award (“RSA”) vests or a stock option is exercised until they are in compliance with the guidelines, unless waived by the Chair of the Compensation Committee.

The Compensation Committee monitors the progress made by our named executive officers in achieving their stock ownership guidelines and, if circumstances warrant, may modify the guidelines and/or time frames for one or more of our named executive officers. Under the guidelines, our named executive officers are directed to be in compliance with their respective ownership objectives within five years of becoming a named executive officer (with an additional two-fiscal year grace period if the guidelines are amended to increase the ownership target). If a named executive officer does not meet his ownership guidelines, the Compensation Committee may take that fact into consideration when evaluating such executive’s overall performance. As of the end of fiscal year 2023, all of our named executive officers were in compliance with our stock ownership guidelines, including two named executive officers who are in the grace period provided by the guidelines and expected to comply with the guidelines at the end of such period.

Certain Tax and Accounting Implications

We periodically review accounting and tax laws, rules and regulations that may apply to our compensation programs. However, tax and accounting considerations have not significantly impacted the compensation programs that we offer to our named executive officers.

We account for stock-based employee compensation at fair value of the awards on the grant date and recognize the related cost in our statements of operations in accordance with Financial Accounting Standards Board Accounting Standards Codification 718, Compensation-Stock Compensation.

Risk Considerations in our Compensation Programs

At least one time each year, we undertake a Company-wide analysis of our compensation programs to assess whether they create risks that are reasonably likely to have a material adverse effect on our business. In fiscal year 2023, the Compensation Committee conducted its own risk assessment for our compensation programs and plans. As part of that assessment, the Compensation Committee reviewed the intent, purposes and practices of our compensation programs and plans. The Compensation Committee conducted this review in connection with a review of our business and growth strategies. Based on these reviews, we have concluded that our compensation programs are appropriately tailored to encourage employees to grow our business, but not incentivize them to do so in a way that is reasonably likely to have a material adverse effect on our Company.

30	GRAHAM CORPORATION 2023 PROXY STATEMENT

Executive Compensation • Risk Considerations in our Compensation Programs

For example, our Cash Bonus Program and our Stock Bonus Plan, which are our two primary executive compensation programs, balance each other by providing compensation that rewards short-term (Cash Bonus Program) and long-term (Stock Bonus Plan) performance. The Cash Bonus Program balances risk by considering several performance metrics and capping the maximum payout a named executive officer can receive at 200% of target bonus level (target bonus level is between 100% and 50% of base salary for each of our named executive officers). In addition, our Stock Bonus Plan provides balanced incentives through equity-based compensation awards, which include RSUs and PSUs. The Compensation Committee believes that this mix of incentives, together with our executive stock ownership guidelines, encourages our named executive officers to achieve both short-term operating and long-term strategic objectives, including the long-term performance of our stock.

GRAHAM CORPORATION 2023 PROXY STATEMENT	31

Executive Compensation • Fiscal Year 2023 Summary Compensation Table

Fiscal Year 2023 Summary Compensation Table

The following table shows certain information about the compensation of our named executive officers for our two most recently completed fiscal years (one if the individual was not a named executive officer for fiscal year ended March 31, 2022 (“fiscal year 2022”)).

Name and Principal Position	Fiscal Year	Salary(1) ($)	Bonus ($)	Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)

Daniel J. Thoren	2023	400,000	—	400,000	238,000	36,557	1,074,557
CEO	2022	324,583	—	480,420	127,237	18,664	950,904

Christopher J. Thome	2023	288,884	—	144,996	115,999	15,057	564,936
VP - Finance, CFO, CAO and Corporate Secretary

Matthew Malone	2023	300,000	—	150,008	144,900	35,432	630,340
VP and GM - Barber-Nichols	2022	208,333	—	155,247	135,521	12,848	511,949

(1)	The amounts shown in this column include cash compensation earned and paid, and cash compensation deferred at the election of each named executive officer under our 401(k) Plan.

(2)

The amounts in this column reflect the aggregate grant date fair value of the stock awards for each year presented pursuant to FASB ASC Topic 718, Compensation – Stock Compensation. The maximum grant date fair value of the PSUs granted in fiscal year 2023 and performance-vested RSAs granted in fiscal year 2022, assuming the highest level of performance conditions is achieved, is as follows: Mr. Thoren – $400,000 and $560,842, respectively; and Mr. Malone – $150,008 and $185,503, respectively. For Mr. Thome, the maximum grant date fair value of the PSUs granted in fiscal year 2023, assuming the highest level of performance conditions is achieved, is $144,996. We discuss the assumptions used to calculate grant date fair value in Note 1 (The Company and Its Accounting Policies) and Note 12 (Equity Compensation Plans) to the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended March 31, 2023.

(3)

The amounts shown in this column reflect the cash payment made to our named executive officers under the Cash Bonus Program in effect for the respective fiscal year as determined by the Compensation Committee.

(4)	All Other Compensation consists of the following:

Named Executive Officer	Insurance ($)	401(k) Plan Matching Contributions ($)	401(k) Plan Non-elective Contributions ($)	Vacation Payout ($)	Total ($)

Daniel J. Thoren	3,960	14,992	9,913	7,692	36,557

Christopher J. Thome	1,258	6,767	7,032	—	15,057

Matthew Malone	945	13,293	9,656	11,538	35,432

32	GRAHAM CORPORATION 2023 PROXY STATEMENT

Executive Compensation • Fiscal Year 2023 Grants of Plan-Based Awards

Fiscal Year 2023 Grants of Plan-Based Awards

The following table shows information regarding the grants of annual incentive cash compensation and restricted stock during fiscal year 2023 to our named executive officers.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(2) ($)
Name	Type of Award	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Daniel J. Thoren	PSUs(3)(4)	5/23/22				12,210	24,420	48,840		200,000
	RSUs(3)(4)	5/23/22							24,420	200,000
	Annual Incentive		200,000	400,000	800,000
Christopher J. Thome	PSUs(3)(4)	5/23/22				4,426	8,852	17,704		72,498
	RSUs(3)(4)	5/23/22							8,852	72,498
	Annual Incentive		72,498	144,996	289,992
Matthew Malone	PSUs(3)(4)	5/23/22				4,579	9,158	18,316		75,004
	RSUs(3)(4)	5/23/22							9,158	75,004
	Annual Incentive		75,000	150,000	300,000

(1)

The amounts shown in these columns reflect the incentive cash compensation amounts that potentially could have been earned during fiscal year 2023 based upon the achievement of Company and individual performance goals under our Cash Bonus Program. The amount of actual cash awards earned in fiscal year 2023 by our named executive officers under our Cash Bonus Program are set forth in the “Non-Equity Incentive Plan Compensation” column in the Fiscal Year 2023 Summary Compensation Table. For more information regarding annual incentive cash compensation under our Cash Bonus Program, see “Annual Cash Incentive Compensation” in the CD&A.

(2)

The amounts in this column reflect the aggregate grant date fair value of the stock awards pursuant to FASB ASC Topic 718, Compensation – Stock Compensation. A discussion of the assumptions used to calculate the grant date fair values is set forth in Note 1 (The Company and Its Accounting Policies) and Note 12 (Equity Compensation Plans) to the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended March 31, 2023.

(3)

Per the terms of the awards, upon death or disability of a named executive officer, or for Mr. Malone upon termination without cause or resignation for good reason within the 12 month period following a change in control, any outstanding RSUs will vest in full, and any outstanding PSUs will vest pro-rata based on the target level of the applicable performance goals. For Messrs. Thoren and Thome, per their employment agreements, upon termination without cause or resignation for good reason following a change in control, any outstanding RSUs and PSUs will vest in full, as further described under “Potential Payments upon Termination or Change of Control” below.

(4)

Per the terms of the award, upon the retirement of the individual at the age of 65 or later, any outstanding RSUs will vest in accordance with the vesting schedule for the award, and any outstanding PSUs will vest pro-rata based on the satisfaction of the applicable performance goals as determined at the end of the performance period, as further described under “Potential Payments upon Termination or Change of Control” below.

Employment Agreements

During fiscal year 2023, we were a party to employment agreements with each of our named executive officers. The following is a summary of the key terms of each of these employment agreements.

Daniel J. Thoren. We entered into an Amended and Restated Employment Agreement (the “Restated Employment Agreement”) with Mr. Thoren effective as of the close of business on August 31, 2021, which amended and restated the employment agreement between us and Mr. Thoren dated as of June 1, 2021 (the “Previous Employment Agreement”). Pursuant to the terms of the Restated Employment Agreement, Mr. Thoren serves as our President and Chief Executive Officer effective as of the close of business on August 31, 2021 (having previously served as our President and Chief Operating Officer under the Previous Employment Agreement). The Restated Employment Agreement has a term of one year, subject to automatic renewal periods until the Restated Employment Agreement is terminated or Mr. Thoren attains the age of 65. Mr. Thoren’s initial base salary rate pursuant to the Restated Employment Agreement is $400,000 per year. The Restated Employment Agreement also provides for us to make

GRAHAM CORPORATION 2023 PROXY STATEMENT	33

Executive Compensation • Fiscal Year 2023 Grants of Plan-Based Awards

certain payments to Mr. Thoren in the event we terminate his employment without cause or upon the occurrence of certain events relating to a change in control of the Company, as described under “Involuntary Termination” and “Termination Following a Change in Control” under the heading “Potential Payments Upon Termination or Change in Control.”

In addition, if Mr. Thoren’s employment with us is terminated for any reason, he will be subject to a covenant not to disclose to anyone our confidential information as well as a 12-month covenant not to compete with us and not to interfere in certain of our business relationships.

The Restated Employment Agreement also provides that we will indemnify Mr. Thoren for all acts or omissions and for any suits brought against him which relate to duties he performed in good faith for us.

Pursuant to his employment agreement, Mr. Thoren was entitled to receive a retention bonus of $730,000 as of June 1, 2023.

Christopher J. Thome. As of March 7, 2022, we entered into an Employment Agreement, effective as of April 4, 2022 with Mr. Thome, our Vice President – Finance, Chief Financial Officer, Chief Accounting Officer and Corporate Secretary. Mr. Thome’s agreement has a term of one year, subject to automatic renewal periods until the agreement is terminated or Mr. Thome attains the age of 65. Mr. Thome’s initial base salary rate pursuant to the agreement was $290,000 per year. The agreement also provides for us to make certain payments to Mr. Thome in the event we terminate his employment without cause or upon the occurrence of certain events relating to a change in control of the Company, as described under “Involuntary Termination” and “Termination Following a Change in Control” under the heading “Potential Payments Upon Termination or Change in Control.”

In addition, if Mr. Thome’s employment with us is terminated for any reason, he will be subject to a covenant not to disclose to anyone our confidential information as well as a 12-month covenant not to compete with us and not to interfere in certain of our business relationships.

The agreement also provides that we will indemnify Mr. Thome for all acts or omissions and for any suits brought against him which relate to duties he performed in good faith for us.

Matthew Malone. As of June 1, 2021, we entered into an employment agreement with Mr. Malone. The agreement provides that Mr. Malone will receive an annual minimum base salary as well as other customary benefits. Mr. Malone’s agreement automatically renews such that it always has a one-year term remaining, unless we or Mr. Malone elect not to extend the term further, in which case the term will end on the first anniversary of the date on which notice of such election not to extend is given. If not terminated sooner, the agreement will end on the last day of the month in which Mr. Malone turns 65. Mr. Malone’s initial base salary rate pursuant to the agreement was $250,000 per year.

Pursuant to our employment agreement with Mr. Malone, if his employment with us is terminated for any reason, he will be subject to a covenant not to disclose to anyone our confidential information as well as a 12-month covenant not to compete with us and not to interfere in certain of our business relationships.

Our employment agreement with Mr. Malone also provides for us to make certain payments to him in the event we terminate his employment without cause as described below under “Involuntary Termination” under the heading “Potential Payments Upon Termination or Change in Control.”

Our employment agreement with Mr. Malone provides that we will indemnify him for all acts or omissions and for any suits brought against him which relate to duties he performed in good faith for us.

Pursuant to his employment agreement, Mr. Malone was entitled to receive a retention bonus of $250,000 as of June 1, 2023.

In addition, Mr. Malone may receive benefits under the Amended and Restated Performance Bonus Agreement (the “Performance Bonus Agreement”). As part of our acquisition of Barber-Nichols, LLC (“Barber-Nichols”), we entered into a contingent earn-out agreement dependent upon certain financial measures of Barber-Nichols post-acquisition. In the second quarter of fiscal 2022, the earn-out agreement was terminated and replaced with the Performance Bonus Agreement. The Performance Bonus Agreement provides certain employees of Barber-Nichols, including Mr. Malone, with performance-based cash awards based on the achievement of Barber-Nichols performance objectives for fiscal years ending March 31, 2024, 2025 and 2026 and can range between $2,000,000 to $4,000,000 per year. The awards will be distributed among those certain employees eligible to participate at the time the bonus payment is made by the Company.

34	GRAHAM CORPORATION 2023 PROXY STATEMENT

Executive Compensation • Outstanding Equity Awards at March 31, 2023

Outstanding Equity Awards at March 31, 2023

The following table shows information regarding the equity awards held by our named executive officers at March 31, 2023.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) ($)

Daniel J. Thoren	3,974	(2)	51,980
	5,958	(3)	77,931
	24,420	(4)	319,414
				11,920	(5)	155,914
				17,872	(5)	233,767
				48,840	(6)	638,827

Christopher J. Thome	8,852	(4)	115,784
				17,704	(6)	231,568

Matthew Malone	2,722	(2)	35,604
	9,158	(4)	119,787
				8,164	(5)	106,785
				18,316	(6)	239,573

(1)

The market value of shares or units that have not vested was calculated using a stock price of $13.08, which was the closing price of our common stock on March 31, 2023, the last trading day of our fiscal year.

(2)	One-third of this grant of time-vested RSAs vested on June 1, 2022, and one-third will vest on each of June 1, 2023 and June 1, 2024, subject to continued employment through the vesting date.

(3)

One-third of this grant of time-vested RSAs vested on September 1, 2022, and one-third will vest on each of September 1, 2023 and September 1, 2024 subject to continued employment through the vesting date.

(4)	One-third of this grant of RSUs vests on May 23, 2023, May 23, 2024 and May 23, 2025 subject to continued employment through the vesting date.

(5)

This performance-vested RSA vests on the date that the Compensation Committee ratifies the satisfaction of the performance metrics for the applicable three-year performance period ending March 31, 2024 subject to continued employment through the vesting date. This number reflects the maximum number of shares of restricted stock that may be earned if the maximum level of performance is achieved.

(6)

This grant of PSUs vests on the date that the Compensation Committee ratifies the satisfaction of the performance metrics for the applicable three-year performance period ending March 31, 2025 subject to continued employment through the vesting date. This number reflects the maximum number of PSUs that may vest if the maximum level of performance is achieved.

GRAHAM CORPORATION 2023 PROXY STATEMENT	35

Executive Compensation • Fiscal Year 2023 Stock Vested

Fiscal Year 2023 Stock Vested

The following table shows information regarding the stock awards that vested during fiscal year 2023 for each of our named executive officers. None of our named executive officers exercised any options during fiscal year 2023.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)

Daniel J. Thoren	1,986	14,657

	2,978	26,504

Christopher J. Thome	—	—

Matthew Malone	1,360	10,037

(1)	The value realized on vesting is equal to the number of shares vested multiplied by the closing price of a share of our common stock on the vesting date.

Pension Benefits at March 31, 2023

At March 31, 2023, none of our named executive officers were eligible to participate in our Retirement Income Plan and our Supplemental Executive Retirement Plan.

401(k) Plan

All of our named executive officers currently employed by us are eligible to participate in our 401(k) Plan, which is available to all of our employees. Pursuant to the 401(k) Plan, we match funds deferred at the election of participants, up to a certain percentage, and we make non-elective contributions to the accounts of eligible participants. Matching contributions under the 401(k) Plan always are fully vested. Additionally, eligible employees hired after January 1, 2003 with at least one hour of service during the relevant plan year who are employed by us at the end of such year receive a nonelective contribution as described above.

Potential Payments upon Termination or Change in Control

The following information and the table entitled “Estimated Payments Upon Termination or a Change in Control” describe the potential payments and benefits to each of our named executive officers upon a termination of employment or our change in control.

Assumptions and General Principles

The following assumptions and general principles apply with respect to the table entitled “Estimated Payments Upon Termination or a Change in Control” and any termination of employment of a named executive officer:

•

The amounts shown in the table assume that each named executive officer was terminated on March 31, 2023. Accordingly, the table reflects amounts earned as of March 31, 2023 and includes estimates of amounts that would be paid to Messrs. Thoren, Thome and Malone upon the occurrence of a termination. The actual amounts to be paid to a named executive officer can only be determined at the time of the termination.

•

Unless otherwise noted, the fair market values of stock-based compensation were calculated using the closing price of our common stock on March 31, 2023, the last trading day of fiscal year 2023 ($13.08).

•

A named executive officer is entitled to receive certain amounts earned during his term of employment regardless of the manner in which the named executive officer’s employment is terminated. These amounts include base salary, unused vacation pay, and earned annual cash incentive compensation. These amounts are not shown in the table.

•

A named executive officer will be entitled to receive unrestricted shares of common stock with respect to any restricted stock awards for which the vesting period has expired prior to the date of termination. Any payments related to these restricted stock awards are not included in the table as they are not payable upon the termination of a named executive officer’s employment or upon a change in control of the Company.

36	GRAHAM CORPORATION 2023 PROXY STATEMENT

Executive Compensation • Potential Payments upon Termination or Change in Control

•

A named executive officer will be entitled to receive all amounts accrued and vested under our retirement and savings programs, including our 2020 Plan, any successor plan thereto, and any pension plans in which the named executive officer participates.

Voluntary Termination and Termination for Cause

Pursuant to our employment agreements with certain of our named executive officers, cause exists if the Board determines that there has been willful misconduct by the named executive officers in connection with the performance of their duties or if the named executive officers have engaged in any other conduct that has been materially injurious to the Company or have breached any of the representations and warranties in their employment agreements.

Our named executive officers are not entitled to receive any severance payments or other benefits upon their voluntary decision to terminate employment with the Company prior to being eligible for retirement (other than compensation due through the date of termination) or upon termination for cause.

Pursuant to the Stock Bonus Plan, upon the retirement of a named executive officer at the age of 65 or later, all unvested RSUs granted under the plan will vest in accordance the vesting schedule of the award, and any outstanding PSUs will vest pro-rata based on the satisfaction of the applicable performance goals as determined at the end of the respective performance period.

Involuntary Termination

Our employment agreements with Messrs. Thoren, Thome and Malone provide that, upon termination without cause, or if the individual resigns because of our material breach of his employment agreement, we will have the following obligations: (i) pay to him compensation due him through the date of termination, within ten business days of the termination date; (ii) continue his base salary for 12 months following such termination at an annual rate equal to the greater of $400,000, $290,000 and $250,000, respectively, or his then-current annualized salary; and (iii) pay to him any accrued bonuses as soon as administratively practicable after the six-month anniversary of the termination date.

Our obligation to make payments upon any termination of Messrs. Thoren, Thome and Malone without cause or upon his resignation because of a material breach of his agreement by us is conditioned on his execution of an enforceable release of all claims against us and his compliance with all provisions of his employment agreement.

Death or Disability

Pursuant to our Stock Bonus Plan, upon the death or disability of a currently employed named executive officer, all unvested shares of time-vested restricted stock, RSUs and stock options, if any, held by the named executive officer will become immediately vested and the stock options will become exercisable in full. All unvested shares of performance-vested restricted stock or PSUs held by the named executive officer will vest pro-rata based on the satisfaction of the applicable performance goals through the end of the quarter immediately preceding the date of the named executive officer’s death or disability.

All of our named executive officers currently employed by us participate in our life insurance plan, whereby his beneficiary would be entitled to a death benefit equal to the lessor of the named executive officer’s base salary rate or $250,000. We also provide each of our named executive officers with an allowance of $2,500 annually (except for our Chief Executive Officer, who is entitled to $5,000 annually) for the purpose of procuring a term life insurance policy.

Each of our named executive officers currently employed by us also participates in our short-term disability program that is available to our managers and executive officers. Pursuant to such program, Mr. Thome, as a Batavia-based named executive officer, would be entitled to payments equal to his full base salary for six months following such disability. Each of our named executive officers currently employed by us also participates in our long-term disability plan that is generally available to all of our salaried employees.

Termination Following a Change in Control

Our employment agreements with Messrs. Thoren and Thome require a termination of employment following a change in control of our Company (commonly referred to as a “double trigger”) in order to trigger certain payments.

GRAHAM CORPORATION 2023 PROXY STATEMENT	37

Executive Compensation • Potential Payments upon Termination or Change in Control

A “change in control” is defined in our employment agreements with Messrs. Thoren and Thome to include the following events:

•

the reorganization, merger or consolidation of the Company with one or more individuals, corporations, partnerships, associations, joint-stock companies, trusts, estates, unincorporated organizations or any other business organizations (“Persons”), other than a transaction following which at least 51% of the ownership interests of the institution resulting from such transaction are owned by Persons who, immediately prior to such transaction, owned at least 51% of the outstanding voting share of the Company;

•	the acquisition of more than 25% of the voting shares of the Company by any Person or Persons acting in concert;

•	the acquisition of substantially all of the assets of the Company by any Person or Persons acting in concert; or

•	the occurrence of any event if, immediately following such event, at least 50% of the members of the Board do not belong to any of the following groups:

○	individuals who were members of the Board on August 11, 2020 with respect to Mr. Thoren, or April 4, 2022 with respect to Mr. Thome; or

○	individuals who first became members of the Board after August 11, 2020 with respect to Mr. Thoren, or April 4, 2022 with respect to Mr. Thome, either:

◆	upon election to serve as a member of the Board by the affirmative vote of a majority of the members of the Board, or a nominating committee thereof, in office at the time of such first election; or

◆

upon election by the stockholders of the Company to serve as a member of the Board, but only if nominated for election by affirmative vote of a majority of the members of the Board, or a nominating committee thereof, in office at the time of such first nomination.

Under his respective employment agreement, neither Mr. Thoren nor Mr. Thome will be entitled to any payments by us upon the occurrence of a change in control. Rather, upon the occurrence of a change in control, he must continue to provide us with the services contemplated by his employment agreement until three months after a change in control has occurred. However, upon the event of his termination within two years after a change in control, Mr. Thoren is entitled to a lump sum in an amount equal to two and a half times the sum of his salary at the time of termination and the target amount of his bonus under the Cash Bonus Plan. Upon the event of his termination within two years after a change in control, Mr. Thome is entitled to a lump sum in an amount equal to two times the sum of his salary at the time of termination and the target amount of his bonus under the Cash Bonus Plan.

At the time of his termination following a change in control, any unvested stock options or shares of restricted stock held by Mr. Thoren or Mr. Thome accelerate and become immediately exercisable or fully vested. We would also be required to pay, six months after the triggering event, a lump sum payment in an amount equal to the excess, if any, of (i) the value of the aggregate benefits to which he would be entitled under any and all qualified and non-qualified defined contribution pension plans maintained by, or covering employees of, the Company as if he were 100% vested under such plans or (ii) the value of the benefits to which he is actually entitled under such defined contribution pension plans as of the date of his termination. Each of Mr. Thoren’s and Mr. Thome’s employment agreement contains certain limitations for these payments that relate to our ability to deduct such payments for federal income tax purposes. In addition, pursuant to our agreements with Mr. Thoren and Mr. Thome, we are required to provide continuing health and medical coverage for a period of 18 months following termination of his employment.

Pursuant to his respective employment agreement, our obligation to make payments upon termination following a change in control is conditioned on the officer’s execution of an enforceable release of all claims and his compliance with all provisions of the employment agreement.

The triggering events that would be deemed events of termination include, among others, termination of Mr. Thoren for any reason other than death, disability or cause, or resignation of Mr. Thoren under the following circumstances:

•	a change in the nature or scope of his authority from his role and responsibilities immediately prior to the change in control;

•	a reduction of his total compensation from that prior to the change in control;

•	a failure by the Company to make any increase in compensation to which Mr. Thoren may be entitled under his employment agreement;

38	GRAHAM CORPORATION 2023 PROXY STATEMENT

Executive Compensation • Potential Payments upon Termination or Change in Control

•

a change requiring Mr. Thoren to perform services other than in Arvada, Colorado or in any location more than thirty miles distant from Arvada, Colorado, except for certain required travel on the Company’s business;

•

without his express written consent, the assignment to Mr. Thoren of any duties inconsistent with his positions, duties, responsibilities and status with the Company immediately prior to the change in control;

•

a failure by the Company to continue in effect any bonus plans or other benefit or compensation plan in which Mr. Thoren was participating at the time of the change in control or the taking of any action by the Company which would adversely affect his participation in or materially reduce his benefits under such plans; or

•	prior to a change in control of the Company, the failure by the Company to obtain the assumption of the agreement to perform his employment agreement by any successor Company.

The triggering events that would be deemed events of termination include, among others, termination of Mr. Thome for any reason other than death, disability or cause, or resignation of Mr. Thome under the following circumstances:

•

a reasonable determination by Mr. Thome that as a result of a change in control and a change of circumstances thereafter affecting his position, he is unable to exercise the authority, power, function or duties attached to his position;

•	a reduction of his base salary following a change in control or failure of the Company to make an increase in compensation to which Mr. Thome may be entitled under his employment agreement;

•

subsequent to a change in control a failure by the Company to continue in effect any bonus plans or other benefit or compensation plan in which Mr. Thome was participating at the time of the change in control or the taking of any action by the Company which would adversely affect his participation in or materially reduce his benefits under such plans;

•

a change requiring Mr. Thome to perform services other than in Batavia, New York or in any location more than thirty miles distant from Batavia, New York, except for certain required travel on the Company’s business; or

•	prior to a change in control of the Company, the failure by the Company to obtain the assumption of the agreement to perform his employment agreement by any successor Company.

General. In the event of any sale, merger or any form of business combination affecting us, our employment agreements with Messrs. Thoren, Thome and Malone require us to obtain the express written assumption of the agreement by the acquiring or surviving entity, and failure to do so would entitle the executive officer to all payments and other benefits to be provided by us in the event of termination without cause.

GRAHAM CORPORATION 2023 PROXY STATEMENT	39

Executive Compensation • Potential Payments upon Termination or Change in Control

Estimated Payments Upon Termination or Change in Control

	Involuntary Termination without Cause ($)	Voluntary Termination for Good Reason ($)	Death ($)	Disability ($)	Termination Following Change in Control ($)
Daniel J. Thoren
Continued salary	400,000	400,000	—	—	—
Life insurance proceeds	—	—	250,000	—	—
Accelerated vesting of RSAs, RSUs, and PSUs	—	—	649,663	649,663	963,577
Short-term disability payments	—	—	—	18,000	—
Cash severance payment	—	—	—	—	1,400,000
Health and medical coverage	—	—	—	—	20,304
Total(1)	400,000	400,000	899,663	667,663	2,383,881
Christopher J. Thome
Continued salary	290,000	290,000	—	145,000	—
Life insurance proceeds	—	—	250,000	—	—
Accelerated vesting of RSAs, RSUs and PSUs	—	—	148,850	148,850	231,568
Cash severance payment	—	—	—	—	722,210
Health and medical coverage	—	—	—	—	—(2)
Total(1)	290,000	290,000	398,850	293,850	953,778
Matthew Malone
Continued salary	300,000	300,000	—	—	300,000
Life insurance proceeds	—	—	250,000	—	—
Accelerated vesting of restricted stock	—	—	222,190	222,190	222,190
Short-term disability payments	—	—	—	18,000	—
Total	300,000	300,000	472,190	240,190	522,190

(1)

Such amount takes into account limitations imposed by our employment agreement with the named executive officer whereby certain amounts otherwise payable to the named executive officer upon termination following a change in control may be reduced in connection with limitations on deductibility by the Company for federal income tax purposes imposed by Section 280G of the Internal Revenue Code.

(2)

Mr. Thome’s employment agreement provides for continued health and medical coverage in the event of a change in control, however, as of the date of this proxy statement, Mr. Thome has elected not to receive health and medical coverage from the Company.

40	GRAHAM CORPORATION 2023 PROXY STATEMENT

Pay Versus Performance

Pay Versus Performance

The following table sets forth the compensation information of our principal executive officer (the “PEO”), our former PEO, and the average compensation information of our other named executive officers (“non-PEO NEOs”), both as reported in the Summary Compensation Table in this proxy statement and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under the SEC’s pay versus performance disclosure rules, for each of fiscal year 2023 and fiscal year 2022. For further information concerning our pay-for-performance philosophy and how we align executive compensation with Company financial performance, refer to the Compensation Discussion and Analysis in this proxy statement.

Year	Summary Compensation Table Total for First PEO(1)	Summary Compensation Table Total for Second PEO(2)	Compensation “Actually Paid” to First PEO(3)	Compensation “Actually Paid” to Second PEO(3)	Average Summary Compensation Table Total for non-PEO NEOs(4)	Average Compensation “Actually Paid” to non- PEO NEOs(5)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(6)	Net Income(7)

2023	$1,074,557	—	$1,849,004	—	$597,638	$832,497	$95.03	$367

2022	$950,904	$1,064,678	$815,028	$(212,834)	$565,042	$836,226	$53.62	$(8,773)

(1)

Reflects total compensation reported for Daniel J. Thoren (our First PEO) as reported in the Summary Compensation Table for the corresponding fiscal year. Mr. Thoren has served as our Chief Executive Officer since September 2021.

(2)

Reflects total compensation reported for James R. Lines (our second PEO), our former Chief Executive Officer, as reported in the Summary Compensation Table for the corresponding fiscal year. Mr. Lines retired from the Company effective as of August 31, 2021.

GRAHAM CORPORATION 2023 PROXY STATEMENT	41

Pay Versus Performance

(3)

The dollar amounts reported represent the amount of compensation “actually paid” to our First PEO and Second PEO in the applicable fiscal year, as computed in accordance with the SEC’s pay versus performance disclosure rules. The dollar amounts do not necessarily reflect the actual amount of compensation earned by or paid to our First PEO or our Second PEO during the applicable fiscal year. The following table provides additional information as to the amounts deducted from and added to the Summary Compensation Table Total for our First PEO and our Second PEO pursuant to the SEC’s rules to determine Compensation “Actually Paid” to PEO:

	First PEO		Second PEO
	2023	2022	2022

Summary Compensation Table Total for PEO	$1,074,557	$950,904	$1,064,678

Adjustments for defined benefit pension plan

(Deduct): Aggregate change in actuarial present value included in Summary Compensation Table Total for the covered fiscal year	—	—	4,295

Add: Service cost for the covered fiscal year	—	—	—

Add: Prior service cost for the covered fiscal year	—	—	—

Adjustments for stock awards and option awards

(Deduct): Aggregate value for stock awards and option awards included in Summary Compensation Table Total for the covered fiscal year	400,000	480,420	496,813

Add: Fair value at year end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	958,241	344,544	—

[Add]: Year-over-year change in fair value at covered fiscal year end of awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end	213,318	—	—

Add: Vesting date fair value of awards granted and vested during the covered fiscal year	—	—	—

[Add]: Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year	2,888	—	3,863

(Deduct): Fair value at end of prior fiscal year of awards granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year	—	—	780,267

Add: Change in incremental fair value of awards modified during the covered fiscal year	—	—	—

Add: Dividends or other earnings paid on awards in the covered fiscal year prior to vesting if not otherwise included in the Summary Compensation Table Total for the covered fiscal year	—	—	—

Compensation “Actually Paid” to PEO	$1,849,004	$815,028	$(212,834)

(4)

Reflects the average compensation information for the non-PEO NEOs as a group based on total compensation reported in the Summary Compensation Table for the corresponding year. The non-PEO NEOs for fiscal year 2023 were Christopher J. Thome and Matthew Malone. The non-PEO NEOs for fiscal year 2022 were Matthew Malone and Jeffrey F. Glajch.

42	GRAHAM CORPORATION 2023 PROXY STATEMENT

Pay Versus Performance

(5)

The dollar amounts reported represent the average amount of compensation “actually paid” to the non-PEO NEOs in the applicable year, as computed in accordance with the SEC’s pay versus performance disclosure rules. The dollar amounts do not necessarily reflect the actual average amount of compensation earned by or paid to the non-PEO NEOs during the applicable fiscal year. The following table provides additional information as to the amounts deducted from and added to the Average Summary Compensation Table Total for non-PEO NEOs pursuant to the SEC’s rules to determine Average Compensation “Actually Paid” to non-PEO NEOs:

	Other Non-PEO NEOs (Average)
	2023	2022

Summary Compensation Table Total for Non-PEO NEOs	$597,638	$565,042

Adjustments for stock awards and option awards

Deduct: Aggregate value for stock awards and option awards included in Summary Compensation Table Total for the covered fiscal year	147,502	181,565

Add: Fair value at year end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	353,356	89,351

Add: Year-over-year change in fair value at covered fiscal year end of awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end	29,229	(49,151)

Add: Vesting date fair value of awards granted and vested during the covered fiscal year	—	—

Add: Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year	(224)	825

Deduct: Fair value at end of prior fiscal year of awards granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year	—	48,594

Add: Change in incremental fair value of awards modified during the covered fiscal year	—	—

Add: Dividends or other earnings paid on awards in the covered fiscal year prior to vesting if not otherwise included in the Summary Compensation Table Total for the covered fiscal year	—	—

Compensation “Actually Paid” to Non-PEO NEOs	$832,497	$836,226

(6)

Total Stockholder Return (“TSR”) is cumulative for the measurement periods calculated in accordance with Item 201(e) of Regulation S-K. Cumulative Company TSR is calculated by dividing the difference between the Company’s stock price at the end and the beginning of the measurement period by the Company’s stock price at the beginning of the measurement period.

(7)	The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable fiscal year.

GRAHAM CORPORATION 2023 PROXY STATEMENT	43

Pay Versus Performance

Analysis of the Information Presented in the Pay Versus Performance Table

In accordance with Item 402(v) of Regulation S-K, the Company is providing the following graphs with respect to the relationships between information presented in the Pay Versus Performance table. For purposes of these graphs, we refer to compensation “actually paid” as “CAP.”

44	GRAHAM CORPORATION 2023 PROXY STATEMENT

Director Compensation • Director Compensation Programs

Director Compensation

Director Compensation Programs

The Compensation Committee annually reviews and approves compensation for our independent directors. Mr. Thoren, our Chief Executive Officer is not an independent director under applicable NYSE and SEC rules and, therefore, does not receive any additional compensation for services as a director. The compensation that we pay to Mr. Thoren in fiscal year 2023 is disclosed in the Fiscal Year 2023 Summary Compensation Table in this proxy statement.

We use a combination of cash and equity-based compensation to attract and retain our independent directors. As described below, independent director compensation consists of an annual cash retainer, payable quarterly; an additional annual cash retainer for the Chair of the Board and the chair of each committee of the Board, payable quarterly; and RSUs. We also reimburse our independent directors for reasonable expenses incurred in connection with their attendance at Board and committee meetings. We do not provide retirement benefits to our independent directors.

Cash Compensation. For fiscal year 2023, each of our independent directors receives an annual cash retainer fee of $50,000 for service on the Board.

The Chair of the Board and each of our independent directors serving as a chair of committees of the Board receive additional fees for such service. For fiscal year 2023, the Chair of the Board received an additional annual fee of $25,000, the Chair of the Audit Committee received an additional annual fee of $15,000, the Chair of the Compensation Committee received an additional annual fee of $10,000 and the Chair of the Nominating and Corporate Governance Committee received an additional annual fee of $7,000. The Compensation Committee has approved a change to the compensation for the Chair of the Board such that the Chair will receive an additional annual fee of $50,000 in fiscal year 2024.

Options. Our independent directors are also eligible to participate in the 2020 Plan, pursuant to which they may be granted options to purchase shares of our common stock. No options were granted to our independent directors during fiscal year 2023.

Restricted Stock. During fiscal year 2023, equity compensation awards to independent directors were made in the form of RSUs awarded under the 2020 Plan. On May 23, 2022, the Compensation Committee awarded 6,105 RSUs, with a grant date fair market value of approximately $50,000 to each of our then serving independent directors. The RSUs awarded to our independent directors vest on the first anniversary of the date of grant. The Compensation Committee has approved a change to our director compensation such that directors will receive a stock award with a grant date fair market value of $70,000 in fiscal year 2024.

Stock Ownership Guidelines

In order to more closely align the interests of our independent directors with the interests of our stockholders, the Compensation Committee established minimum stock ownership guidelines that require our independent directors to work towards acquiring and maintaining specific levels of equity ownership interests in our common stock within specified time frames.

We revised our stock ownership guidelines in 2022 to increase the common stock ownership target for our independent directors to an amount at least 5.0 times their annual cash retainer. Independent directors are expected to achieve their ownership guidelines within five years of becoming subject to the guidelines (with an additional two-fiscal year grace period if the guidelines are amended to increase the ownership target). Our stock ownership guidelines also require our independent directors to retain 50% of the net shares they realize (after tax) when a restricted stock award vests or a stock option is exercised until they are in compliance with the guidelines. The Compensation Committee monitors the progress made by independent directors in achieving their stock ownership guidelines and, in its discretion, may modify the guidelines and/or time frames for some or all of our independent directors. As of the end of fiscal year 2023, all of our independent directors were in compliance with our stock ownership guidelines, including directors who are in the grace period provided by the guidelines and expected to comply with the guidelines at the end of such period.

GRAHAM CORPORATION 2023 PROXY STATEMENT	45

Director Compensation • Fiscal Year 2023 Director Compensation Table

Fiscal Year 2023 Director Compensation Table

The following table shows information regarding the compensation of our independent directors serving for all or part of fiscal year 2023.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	All Other Compensation ($)	Total ($)

James J. Barber	60,000	50,000	—	110,000

Alan Fortier	57,000	50,000	—	107,000

Cari L. Jaroslawsky	50,000	50,000	—	100,000

Jonathan W. Painter	75,000	50,000	—	125,000

Lisa M. Schnorr	65,000	50,000	—	115,000

Troy A. Stoner	50,000	50,000	—	100,000

(1)

The amounts shown in this column represent the estimated grant date fair value of the RSUs granted to each independent director during fiscal year 2023. The value of each such RSUs is computed in accordance with FASB ASC Topic 718 on the same basis as disclosed in footnote (2) to the Fiscal Year 2023 Summary Compensation Table. Each independent director was granted 6,105 RSUs during fiscal year 2023 under the 2020 Plan.

The table below presents the aggregate number of unvested RSUs outstanding for each of our independent directors serving at March 31, 2023. None of our independent directors serving at March 31, 2023 held any unexercised stock option awards as of such date.

Name	Number of unvested RSUs

James J. Barber	6,105

Alan Fortier	6,105

Cari L. Jaroslawsky	6,105

Jonathan W. Painter	6,105

Lisa M. Schnorr	6,105

Troy A. Stoner	6,105

46	GRAHAM CORPORATION 2023 PROXY STATEMENT

Proposal Two: Advisory Vote on the Compensation of our Named Executive Officers • Board Recommendation

Proposal Two:

Advisory Vote on the Compensation of our Named Executive Officers

Pursuant to Section 14A of the Exchange Act, we are providing our stockholders the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as described in the CD&A, accompanying compensation tables and related narrative discussion contained in this proxy statement. In 2017, we held an advisory vote on the frequency of our “say on pay” vote, which resulted in a recommendation for an annual frequency for the “say on pay” vote. After considering that recommendation, the Board determined that the “say on pay” vote will be held annually until the next required vote on the frequency of the “say on pay” vote which will be considered at the Annual Meeting as described under “Proposal Three: Advisory Vote on the Frequency of Future Stockholder Advisory Votes on the Compensation of our Named Executive Officers.”

We encourage stockholders to carefully review the CD&A section of this proxy statement for additional details on our executive compensation programs, including our compensation philosophy and objectives, as well as the processes our Compensation Committee used to determine the structure and amounts of the compensation of our named executive officers during fiscal year 2023. For your convenience, we have provided an executive summary in the first few pages of the CD&A section that highlights information that we believe is particularly important in helping you decide how to vote on this proposal. You should also carefully review the tables that immediately follow the CD&A, together with the related narrative disclosure and footnotes.

We are asking you to indicate your support for the compensation of our named executive officers as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

As an advisory vote, this proposal is not binding upon the Board or the Compensation Committee. However, the Compensation Committee and the Board value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for named executive officers.

Board Recommendation

Our Board unanimously recommends that stockholders vote FOR the following advisory resolution:

“RESOLVED, that the compensation of our named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis, compensation tables and related narrative discussions set forth in this proxy statement, is hereby approved.”

GRAHAM CORPORATION 2023 PROXY STATEMENT	47

Proposal Three: Advisory Vote on the Frequency of Future Stockholder Advisory Votes on the Compensation of our Named Executive Officers • Board Recommendation

Proposal Three:

Advisory Vote on the Frequency of Future Stockholder Advisory Votes on the Compensation of our Named Executive Officers

Pursuant to Section 14A of the Exchange Act, the Board provides stockholders with the opportunity to cast an advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers as reflected in Proposal Two above. This Proposal Three, commonly known as a “say on frequency” proposal, gives you the opportunity to indicate whether you prefer that we conduct future advisory votes to approve the compensation of our named executive officers every year, every two years or every three years.

The Board has determined that our stockholders should vote on the compensation of our named executive officers each year. In reaching this recommendation, the Board considered that holding an annual advisory vote to approve executive compensation allows our stockholders to provide direct input on our compensation practices and policies as disclosed in our proxy statement each year. An annual advisory vote also provides our Compensation Committee with the opportunity to consider stockholder feedback when evaluating its compensation decisions and facilitates our efforts to communicate with our stockholders.

You will be able to specify one of four choices with respect to this proposal on the proxy card: one year, two years, three years or abstain. Although this advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers is nonbinding, the Board will carefully review and consider the voting results when determining the frequency of future advisory votes to approve the compensation of our named executive officers.

The voting frequency option that receives the highest number of votes cast by stockholders will be deemed the frequency for the advisory vote on executive compensation that has been selected by stockholders. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Board Recommendation

Our Board unanimously recommends that stockholders submit an advisory vote for a “ONE YEAR” frequency for future stockholder advisory votes on executive compensation.

48	GRAHAM CORPORATION 2023 PROXY STATEMENT

Proposal Four: Ratification of the Appointment of our Independent Registered Public Accounting Firm • Board Recommendation

Proposal Four:

Ratification of the Appointment of our Independent Registered Public Accounting Firm

Deloitte & Touche LLP served as our independent registered public accounting firm in fiscal year 2023. The Audit Committee of the Board has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year 2024. This appointment will be presented to our stockholders for ratification at the Annual Meeting. The Audit Committee will consider the outcome of this vote in its future discussions regarding the appointment of our independent registered public accounting firm.

We have been advised by Deloitte & Touche LLP that a representative will be present at the Annual Meeting and that such representative will be available to respond to appropriate questions. Such representative will be given an opportunity to make a statement if he or she so desires.

Board Recommendation

The Board unanimously recommends a vote FOR the proposal to ratify the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for fiscal year 2024.

Fees Paid to Deloitte & Touche LLP

We paid the following fees to Deloitte & Touche LLP for fiscal year 2023 and fiscal year 2022:

	Fiscal Year 2023	Fiscal Year 2022

Audit fees	$878,058	$993,520

Audit-related fees	25,000	—

Tax fees	—	—

All other fees	2,047	2,047

Total fees	$905,105	$995,567

Audit fees for each of fiscal year 2023 and fiscal year 2022 included fees associated with audits of our financial statements and reviews of financial statements included in our quarterly reports on Form 10-Q. Audit-related fees for fiscal year 2023 includes fees for the issuance of a consent for a registration statement on Form S-8. All other fees for fiscal year 2023 and fiscal year 2022 included the subscription fees for the Deloitte & Touche LLP Technical Library Research Tool.

The Audit Committee has determined that the provision of permitted non-audit services described above has not compromised the independence of Deloitte & Touche LLP.

The Audit Committee has adopted procedures for pre-approving all audit and permitted non-audit services provided by our independent registered public accounting firm. The Audit Committee annually pre-approves a list of specific services and categories of services, subject to a specified cost level. Part of this approval process includes making a determination as to whether permitted non-audit services are consistent with the SEC’s rules on auditor independence. The Audit Committee has delegated pre-approval authority to the Chair of the Audit Committee, subject to reporting any such approvals at the next Audit Committee meeting.

The Audit Committee monitors the services rendered and actual fees paid to our independent registered public accounting firm quarterly to ensure that such services are within the scope of approval. All audit and permitted non-audit services for which Deloitte & Touche LLP was engaged were pre-approved by the Chair of the Audit Committee.

GRAHAM CORPORATION 2023 PROXY STATEMENT	49

Report of the Audit Committee

Report of the Audit Committee

The Audit Committee oversees the Company’s financial reporting process on behalf of our Board and has other duties and functions as described in its charter. Management has the primary responsibility for the Company’s financial statements and the reporting process. The Company’s independent registered public accounting firm, Deloitte & Touche LLP, is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles in the United States.

The Audit Committee has:

•	reviewed and discussed the Company’s audited financial statements for the fiscal year 2023 with management and the independent registered public accounting firm;

•

discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC;

•

received and discussed the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence; and

•	discussed with the Company’s independent registered public accounting firm its independence.

The Audit Committee discussed with the personnel responsible for the internal audit function and the Company’s independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the personnel responsible for overseeing the internal audit function and with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to our Board (and our Board has approved) that the audited financial statements be included in the Company’s annual report on Form 10-K for the year ended March 31, 2023 for filing with the Securities and Exchange Commission. The Audit Committee has also appointed the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024 and has submitted such appointment for ratification by the stockholders at the Annual Meeting.

Audit Committee:

James J. Barber

Cari L. Jaroslawsky

Jonathan W. Painter

Lisa M. Schnorr (Chair)

50	GRAHAM CORPORATION 2023 PROXY STATEMENT

Proposal Five: Approve Amendment No. 1 to the 2020 Graham Corporation Equity Incentive Plan • Summary of Changes to the 2020 Plan

Proposal Five:

Approve Amendment No. 1 to the 2020 Graham Corporation Equity Incentive Plan

You are being asked to approve Amendment No. 1 to the 2020 Equity Incentive Plan. The 2020 Plan was originally adopted by our Board on June 9, 2020, and approved by our stockholders at our 2020 Annual Meeting on August 11, 2020 (the “Original Effective Date”). The Amendment was adopted by our Board on June 6, 2023, subject to stockholder approval. The Amendment will become effective if approved by our stockholders at the 2023 Annual Meeting. No awards may be granted under the 2020 Plan, as amended by the Amendment (the “Amended 2020 Plan”), after the date that is 10 years from the date the Amendment or any other amendment to the 2020 Plan was last approved by our stockholders, or in the case of incentive stock options, the date that is 10 years from the date the Amendment or any other amendment to the 2020 Plan was last adopted by the Board of Directors.

Summary of Changes to the 2020 Plan

If adopted, the Amendment would alter the 2020 Plan by:

•	Increasing the maximum number of shares available for grant or issuance of awards by 300,000 shares

•	Combining the separate limits on director compensation of $50,000 for equity awards and $100,000 for cash fees into a single increased aggregate limit of $250,000 for equity awards and cash fees

•	Updating the recoupment provision to reflect the final SEC rule and the proposed NYSE listing standards regarding the recovery of erroneously awarded compensation

•	Restricting the payment of dividends and dividend equivalents to only if and to the extent that the underlying award vests

•	Adding a default treatment for awards in connection with a change in control, based on existing award agreement terms, including the definitions of cause and good reason

•	Revising the term of the plan so that awards generally may be granted within 10 years from the date that the Amendment or any other amendment to the 2020 Plan was last approved by our stockholders

•

Clarifying that performance-based awards count against both the individual participant limit and the 36-month aggregate limit on the number of shares that may be awarded based on the target number of shares

•	Expressly prohibiting loans by us or any subsidiary to a participant in connection with the plan

Highlights and a summary of the Amended 2020 Plan are set forth below, but as noted above, one aspect of the Amendment is a request for 300,000 additional shares for grants of awards under the Amended 2020 Plan. We believe that our prudent use of equity compensation has been an important driver of, and necessary for, our success. We are requesting only this limited number of shares, which we believe will be necessary for continuing to manage and grow our business in the current economic environment. We expect this increase to provide sufficient shares to continue to be available under the Amended 2020 Plan for approximately two to three additional years if the present economic or market situations affecting us continue and our common stock continues to trade near its current price level.

The Board and the Compensation Committee considered a number of factors in approving the additional 300,000 shares authorized under the Amended 2020 Plan, including our historical burn rate, the number of shares remaining available under the 2020 Plan for future awards, our potential increased need for shares given the market price of our common stock, the number of our issued and outstanding common stock, and potential dilution resulting from the proposed increase in authorized shares.

As of June 23, 2023, only 108,153 shares remained available for issuance under the 2020 Plan. If our stockholders do not approve the Amendment, the 2020 Plan will remain in effect; however, we believe that the shares currently available for issuance under the 2020 Plan would be quickly depleted, and we would lose our ability to use equity as a compensation and incentive tool. Instead, we could have to increase the cash component of our compensation mix, which would inhibit our ability to meet our compensation objectives, including aligning our officers’ and directors’ interests with the interests of our stockholders and motivating our officers and directors in the long-term.

GRAHAM CORPORATION 2023 PROXY STATEMENT	51

Proposal Five: Approve Amendment No. 1 to the 2020 Graham Corporation Equity Incentive Plan • Summary of Changes to the 2020 Plan

The Board and the Compensation Committee recognize the impact of potential dilution on our stockholders and have evaluated this request for additional shares carefully in the context of the need to promote our growth and profitability, provide our officers, managers, and non-employee directors with an incentive to achieve corporate objectives, attract and retain officers and directors of outstanding ability, and provide such persons with an equity interest in the Company in order to better align their interests with the interests of stockholders.

The closing stock price of a share of our common stock as reported on the NYSE on June 23, 2023 was $12.87.

Highlights of the Amended 2020 Plan

The Amended 2020 Plan provides for the grant of various types of equity awards (stock options, stock awards, and restricted stock units).

The Amended 2020 Plan does…

•	Provide for a minimum one-year vesting period subject to certain limited exceptions

•	Subject the payment of dividends and dividend equivalents on an award to the vesting of the award

•	Contain limits on the number of shares that may be granted to any employee in a year

•	Contain an aggregate limit on the number of shares and cash amounts that may be granted or paid to any non-employee director in a year

•	Provide for the recycling of shares back to the plan pool only in the event of expiration, forfeiture or cancellation of awards

•	Provide for the forfeiture/clawback of awards under certain circumstances

•	Provide a default treatment for awards in connection with a change in control

•	Retain annual limits on awards that may be granted

The Amended 2020 Plan does NOT…

•	Permit single-trigger vesting on a change in control (except where an acquirer does not assume outstanding awards)

•	Permit liberal share recycling

•	Permit the direct or indirect repricing of stock options rights without stockholder approval

•	Permit the grant of stock options with below-market exercise prices

•	Permit tax gross-ups

•	Contain any “evergreen” provisions that automatically add shares to the plan reserve

•	Permit the grant of reload stock options

•	Permit loans by us or any subsidiary to a participant in connection with the plan

Summary of the Amended 2020 Plan

The following summary of the Amended 2020 Plan is qualified in its entirety by the terms of the 2020 Plan and the Amendment, copies of which is attached to this proxy statement as Appendices B and C, respectively.

Purpose

The purpose of the Amended 2020 Plan is to increase stockholder value by (i) promoting the growth and profitability of the Company; (ii) providing officers, managers, and non-employee directors with an incentive to achieve corporate objectives; (iii) attracting and retaining officers and non-employee directors of outstanding ability; and (iv) providing such persons with an equity interest in the Company in order to better align their interests with the interests of stockholders.

52	GRAHAM CORPORATION 2023 PROXY STATEMENT

Proposal Five: Approve Amendment No. 1 to the 2020 Graham Corporation Equity Incentive Plan • Summary of the Amended 2020 Plan

Administration

The Compensation Committee of the Board of Directors will administer the Amended 2020 Plan. Additionally, the Compensation Committee may delegate some or all of its functions to any one or more of its members, our Chief Executive Officer, or other senior members of management; provided, however, that only the Compensation Committee or other committee consisting of two or more non-employee directors may select and grant awards to eligible participants subject to Section 16 of the Exchange Act.

Available Shares

The Amended 2020 Plan provides that the maximum number of shares available for grant or issuance to participants pursuant to awards under the Amended 2020 Plan is 610,167, plus 111,477 shares not issued or subject to outstanding grants under the Amended and Restated 2000 Graham Corporation Incentive Plan to Increase Shareholder Value (the “Prior Plan”) on the Original Effective Date, plus any shares that are subject to awards granted under the Prior Plan that expire, are forfeited or canceled or terminate for any other reason after the Original Effective Date without the issuance of shares.

The shares available for issuance under the Amended 2020 Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares, including shares purchased in open market or private transactions. Any shares of stock related to awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares shall be available again for grant under the Amended 2020 Plan. Any shares of stock that are subject to outstanding awards under the Prior Plan that are used to pay the exercise price of an option or withheld to satisfy the tax withholding obligations related to any award under the Prior Plan after the Original Effective Date will not become available under the Amended 2020 Plan.

Eligibility for Participation

All employees and non-employee directors will be eligible to participate in the Amended 2020 Plan; provided, however, only employees of the Company and its subsidiaries are eligible to receive incentive stock options. As of June 23, 2023, approximately 550 persons, including four executive officers, six non-employee directors and approximately 540 other individuals may be considered for awards under the Amended 2020 Plan.

Types of Awards

The Amended 2020 Plan authorizes the grant of nonqualified and incentive stock options; stock awards; and restricted stock units.

Termination and Amendment of the Amended 2020 Plan

The Board of Directors may, at any time, alter, amend, suspend, discontinue, or terminate the Amended 2020 Plan in whole or in part; provided, however, that (i) no such action shall adversely affect the rights of participants to awards previously granted and (ii) any stockholder approval necessary or desirable in order to comply with tax, securities, or other applicable laws or regulations, including, but not limited to, the listing requirements of the NYSE, shall be obtained in the manner required. In addition, the Board of Directors and the Compensation Committee may not reprice outstanding stock options (or take similar action) without stockholder approval.

Award Limits

The maximum number of shares of stock for which awards may be granted to any participant during a calendar year is 60,000, with any performance-vesting awards counted against such limit based on the target number of shares. The maximum aggregate number of shares of stock for which awards may be granted to all participants during any continuous 36-month period is 3% of the Company’s total number of authorized shares of stock as of the beginning of such period, with any performance-vesting awards counted against such limit based on the target number of shares.

The maximum aggregate number of shares of stock that may be issued under the Amended 2020 Plan upon the exercise of incentive stock options is 610,167 plus 111,477 shares not issued or subject to outstanding grants under the Prior Plan on the Original Effective Date. The aggregate fair market value, determined at the time an incentive stock option is granted, of the stock with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year under all plans of the Company shall not exceed $100,000.

GRAHAM CORPORATION 2023 PROXY STATEMENT	53

Proposal Five: Approve Amendment No. 1 to the 2020 Graham Corporation Equity Incentive Plan • Summary of the Amended 2020 Plan

The sum of the aggregate grant date fair value of awards granted to a non-employee director during any calendar year and the aggregate fees paid to a non-employee director in cash for services in any calendar year may not exceed $250,000.

Minimum Vesting Period

Awards granted under the Amended 2020 Plan are subject to a minimum vesting period of one year, except:

•	awards of unrestricted shares of stock granted to a non-employee director in lieu of cash fees;

•

substitute awards granted in assumption of, or in substitution or exchange for, outstanding awards previously granted by a company acquired by us or any subsidiary or with which we or any subsidiary combines;

•

up to a maximum of five percent (5%) of the maximum number of shares of stock that may be issued under the Amended 2020 Plan may be issued pursuant to awards granted without regard for any minimum exercisability or vesting period; and

•

continued employment or service for exercisability or vesting shall not be required as the Compensation Committee may otherwise determine or permit in the event of death, disability, retirement or other termination of a participant, or, subject to the limitations described under “Change in Control” below in connection with a corporate transaction.

Grants to Non-U.S. Employees

To facilitate the granting of awards to participants who are employed outside of the United States, the Amended 2020 Plan authorizes the Compensation Committee to modify and amend the terms and conditions of an award to accommodate differences in local law, policy or custom.

Stock Options

The Compensation Committee may grant stock options that are incentive stock options or nonqualified stock options. The exercise price per share of a stock option may not be less than the fair market value of a share of our stock on the date of grant. No stock option can be exercised more than ten years from the date of grant. Only employees of the Company or its subsidiaries may receive incentive stock options, and for incentive stock options granted to certain employees who own 10% or more of the voting power of the Company or any of its subsidiaries, the exercise price per share of the incentive stock option may not be less than 110% of the fair market value of a share of our stock on the date of grant and the incentive stock option cannot be exercised more than five years from the date of grant.

Stock Awards

The Compensation Committee may grant awards as stock or restricted shares of stock. Unrestricted shares of stock may only be granted to non-employee directors in lieu of cash fees. While a stock award is subject to restrictions, the Compensation Committee can limit the participant’s rights under the award, including the right to vote and receive dividends. Dividends payable with respect to shares of a stock award will be subject to the same vesting or performance conditions as the stock award and shall only be paid if and to the extent that the stock award vests. The Compensation Committee may decide to hold dividends in escrow (with or without the accrual of interest) or to reinvest dividends into additional shares of stock subject to the same vesting or performance conditions as the underlying stock award.

Restricted Stock Units & Dividend Equivalents

The Compensation Committee may grant awards as restricted stock units, which are rights to receive shares of stock, or an equivalent cash payment, in the future. The Compensation Committee may include as part of the award of restricted stock units an entitlement to receive dividend equivalents. If a right to dividend equivalents is included in an award agreement, then dividend equivalents in an amount equal to any cash dividends declared and paid with respect to the shares of stock underlying the restricted stock units shall be payable to the participant only if and to the extent that the restricted stock units vest. The Compensation Committee may decide to hold dividends in escrow (with or without the accrual of interest) or to reinvest dividends into additional shares of stock underlying restricted stock units subject to the same vesting or performance conditions as the restricted stock units. Any dividend equivalents payable with respect to restricted stock units will be paid to the participant at the time specified in the award agreement.

54	GRAHAM CORPORATION 2023 PROXY STATEMENT

Proposal Five: Approve Amendment No. 1 to the 2020 Graham Corporation Equity Incentive Plan • Summary of the Amended 2020 Plan

Other Terms

Awards may be paid in cash, shares, a combination of cash and shares, or any other form of property as the Compensation Committee may determine.

Adjustments in Authorized Shares and Outstanding Awards

In the event of any corporate event or transaction involving the Company, a subsidiary and/or an affiliate (including, but not limited to, a change in the shares of the Company or the capitalization of the Company), the Compensation Committee to prevent dilution or enlargement of participants’ rights under the Amended 2020 Plan, shall substitute or adjust (in each case in such manner as it deems equitable and appropriate) the number and kind of shares or other property (including cash) that may be issued under the Amended 2020 Plan and outstanding awards; the exercise price applicable to outstanding options; and the individual and aggregate award limits in the Amended 2020 Plan.

Change in Control

Upon the occurrence of a change in control of the Company, the Compensation Committee has the authority to determine the treatment of outstanding awards, provided that any acceleration of the exercisability, vesting or payment of, or the lapse of restrictions or deemed satisfaction of any performance objective with respect to an award may only occur if (1) the change in control occurs and (2) either the employment or service of the participant is terminated (i.e., “double-trigger”) or the acquirer does not agree to the assumption or substitution of outstanding awards, and with respect to any award that is earned or vests based upon achievement of one or more performance objectives, unless otherwise required by an employment agreement or other agreement, the amount deemed earned or vested in connection with a change in control or associated termination of employment or services shall be based upon the level of actual achievement of the performance objectives and/or the period of time elapsed in the performance period, each as of the applicable date.

In the event of a change in control, unless determined otherwise by the Compensation Committee prior to the change in control, including in an award agreement:

•

any award granted on or after August 22, 2023, that is not assumed, continued or substituted by the acquiror or surviving entity in connection with such change in control will become fully vested and immediately exercisable or transferable upon the change in control. For a performance-based award granted on or after August 22, 2023, any amount deemed earned or vested in connection with a change in control due to an acquiror or surviving entity not assuming, continuing or substituting such award in connection with the change in control will be based upon the degree of performance attained through a date prior to the change in control determined by the Compensation Committee or prorated; and

•

if an award is assumed, continued or substituted by the acquiror or surviving entity in connection with such change in control and a participant’s employment or service is involuntarily terminated without cause, or the participant voluntarily terminates employment for good reason, within the 12-month period following the change in control, the participant’s awards will become fully vested and immediately exercisable or transferable. For a performance-based award, the degree of performance obtained will be deemed to be the target level of performance and the award will be prorated based on the number of days elapsed between the first day of the performance period and the date of termination of employment divided by the number of days in the performance period.

Recoupment

Awards and compensation payable under the Amended 2020 Plan are subject to forfeiture, recovery by us or other action pursuant to any incentive compensation recoupment policy adopted by the Board of Directors or the Compensation Committee at any time, including in response to the requirements of Section 10D of the Exchange Act, Rule 10D-1 thereunder, the NYSE listing standards and any other listing rules or other rules and regulations implementing the foregoing, or as otherwise required by law.

Participant Loans

The Amended 2020 Plan prohibits any loans from us or any subsidiary to a participant in connection with the plan.

GRAHAM CORPORATION 2023 PROXY STATEMENT	55

Proposal Five: Approve Amendment No. 1 to the 2020 Graham Corporation Equity Incentive Plan • New Plan Benefits

New Plan Benefits

The benefits or amounts to be received by or allocated to participants and the number of shares to be granted under the Amended 2020 Plan cannot be determined at this time because the amount and form of grants to be made to any eligible participant in any year is determined at the discretion of the Compensation Committee and the Compensation Committee has not determined future awards or who might receive them.

Aggregate Awards Granted

The following table sets forth information with respect to the number of shares subject to awards previously granted to the following listed individuals and specified groups under the 2020 Plan since its inception through June 23, 2023:

Name and Position	Number of Shares Underlying Options	Number of Shares Underlying Stock Awards(1)

Daniel J. Thoren CEO	—	172,743

Christopher J. Thome VP - Finance, CFO, CAO and Corporate Secretary	—	47,925

Matthew Malone VP and GM - Barber-Nichols	—	61,089

Executive Officer Group	—	155,574

Non-Executive Director Group	—	97,048

Each Nominee for Election as a Director Group	—	29,496

Each associate of any of such directors, executive officer or nominees	—	—

Each other person who received or is to receive 5 percent of such options, warrants or rights	—	—

Non-Executive Officer Employee Group	—	25,242

(1)	Number of shares underlying PSUs and performance-vested RSAs included in this column assumes the highest level of performance conditions is achieved.

Federal Tax Treatment

The following discussion of the U.S. federal income tax consequences of awards under the Amended 2020 Plan is based on present federal tax laws and regulations and does not purport to be complete. Foreign, other federal, state and local taxes not described below may also apply.

Incentive Stock Options

If a stock option is an incentive stock option, the employee does not realize income upon grant or exercise of the incentive stock option, and no deduction is available to us at such times, but the difference between the value of the shares of stock purchased on the exercise date and the exercise price paid is an item of tax preference for purposes of determining the employee’s alternative minimum tax. If the shares of stock purchased upon the exercise of an incentive stock option are held by the employee for at least two years from the date of the grant and for at least one year after exercise, any resulting gain is taxed at long-term capital gains rates.

If the shares are disposed of before the expiration of that period, any gain on the disposition, up to the difference between the fair market value of the shares at the time of exercise (or sale proceeds if less) and the exercise price of the incentive stock option, is taxed at ordinary rates as compensation paid to the employee, and, subject to the limitations of Section 162(m) of the Code, we are entitled to a deduction for an equivalent amount. Any additional gain recognized from the disposition in excess of the fair market value of the shares at the time of exercise is treated as short- or long-term capital gain depending on how long the shares have been held.

56	GRAHAM CORPORATION 2023 PROXY STATEMENT

Proposal Five: Approve Amendment No. 1 to the 2020 Graham Corporation Equity Incentive Plan • Federal Tax Treatment

Nonqualified Stock Options

If a stock option is a nonqualified stock option, the participant does not realize income at the time of grant of the nonqualified stock option, and no deduction is available to us at such time. At the time of exercise, ordinary income is realized by the participant in an amount equal to the difference between the exercise price and the fair market value of the shares of stock on the exercise date, and, subject to the limitations of Section 162(m) of the Code, we are entitled to a deduction for such amount. Upon disposition, any appreciation or depreciation of the shares after the date of exercise will be treated as short- or long-term capital gain or loss depending on how long the shares have been held.

Stock Awards

Upon the grant of an award of unrestricted shares of stock, the participant realizes ordinary income equal to the fair market value at the time (less the purchase price, if any), and, subject to the limitations of Section 162(m) of the Code, we are entitled to a corresponding tax deduction at that time. Upon disposition, any appreciation or depreciation of the shares after the date of grant will be treated as short- or long-term capital gain or loss depending on how long the shares have been held.

Upon the grant of an award of restricted shares of stock, no income is realized by the participant (unless the participant makes an election under Section 83(b) of the Code), and we are not allowed a deduction at that time. When the restricted shares vest, the participant realizes ordinary income in an amount equal to the fair market value of the restricted shares at the time of vesting (less the purchase price, if any), and, subject to the limitations of Section 162(m) of the Code, we are entitled to a corresponding deduction at such time. Upon disposition, any appreciation or depreciation of the shares after the time of vesting will be treated as short- or long-term capital gain or loss depending on how long the shares have been held.

If a participant makes a timely election under Section 83(b) of the Code, then the participant recognizes ordinary income in an amount equal to the fair market value of the restricted shares at the time of grant, and, subject to the limitations of Section 162(m) of the Code, we are entitled to a corresponding deduction at such time. Upon disposition, any appreciation or depreciation of the shares after the time of grant will be treated as short- or long-term capital gain or loss depending on how long the shares have been held.

Restricted Stock Unit Awards

Upon the grant of restricted stock units, no income is realized by the participant, and we are not allowed a deduction at that time. When restricted stock units vest and are paid, the participant realizes ordinary income in an amount equal to the fair market value of the shares of stock received or the amount of cash paid at the time of payment, and, subject to the limitations of Section 162(m) of the Code, we are entitled to a corresponding deduction at such time. Upon disposition, any appreciation or depreciation of the shares after the time of payment will be treated as short- or long-term capital gain or loss depending on how long the shares have been held.

Limitation on Income Tax Deduction

Section 162(m) of the Code places a $1,000,000 annual limit on the compensation deductible by us that is paid to an individual who is a covered employee.

GRAHAM CORPORATION 2023 PROXY STATEMENT	57

Proposal Five: Approve Amendment No. 1 to the 2020 Graham Corporation Equity Incentive Plan • Securities Authorized for Issuance under Equity Compensation Plans as of March 31, 2023

Securities Authorized for Issuance under Equity Compensation Plans as of March 31, 2023

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	224,951	$—	439,531(1)

Equity compensation plans not approved by security holders	—	—	—

Total	224,951	$—	439,531(1)

(1)	Includes 183,244 shares remaining available under our Employee Stock Purchase Plan.

Other Information

Approval of the Amendment requires the affirmative vote of a majority of the votes cast on the proposal by holders present, in person or by proxy, and entitled to vote on the proposal.

Board Recommendation

Our Board of Directors unanimously recommends a vote FOR approval of Amendment No. 1 to the 2020 Plan.

58	GRAHAM CORPORATION 2023 PROXY STATEMENT

Certain Relationships and Related Transactions • Policies and Procedures for Review, Approval or Ratification of Related Person Transactions

Certain Relationships and Related Transactions

Policies and Procedures for Review, Approval or Ratification of Related Person Transactions

Our Audit Committee reviews all relationships and transactions in which the Company and our directors and executive officers or their immediate family members are participants in advance for review and approval. Any existing related person transactions are reviewed at least annually by the Audit Committee. Any director or executive officer with an interest in a related person transaction is expected to recuse himself or herself from any consideration of the matter.

Although the Audit Committee has not established a written policy regarding the approval of related person transactions, when evaluating these transactions, the Audit Committee considers, among other factors:

•	the nature of the related person’s interest in the transaction;

•	the material terms of the transaction, including the amount and type of transaction;

•	the importance of the transaction to the related person and to the Company;

•	whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company; and

•	any other matters the Committee deems appropriate.

To the extent that the transaction involves an independent director, consideration is also given, as applicable, to the listing standards of the NYSE and other relevant rules related to independence.

In addition, our Audit Committee also reviews all transactions between us and any entity with which an independent director or executive officer is an affiliate, taking into account the factors listed above as well as all other factors deemed appropriate by the Audit Committee.

Barber-Nichols, the Company’s wholly-owned subsidiary, is a party to two building lease agreements and two equipment lease agreements with Ascent Properties, LLC, a limited liability company of which Daniel J. Thoren holds a majority interest. The total annual base rent under the building lease agreements is approximately $617,000 with annual 3% increases and have approximately seven-year and ten-year remaining terms. The equipment leases require total monthly payments of approximately $29,400 and have approximately five-year and eight-year remaining terms. As of March 31, 2023, the anticipated aggregate remaining payment obligations under the building lease agreements and equipment lease agreements were approximately $4.9 million and $1.8 million, respectively.

GRAHAM CORPORATION 2023 PROXY STATEMENT	59

Security Ownership of Certain Beneficial Owners

Security Ownership of Certain Beneficial Owners

The table below shows certain information, as of June 23, 2023, regarding the only persons known to us to be the beneficial owners of more than five percent of the outstanding shares of our common stock, with percentages based on 10,675,219 shares issued and outstanding.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percent of Class Beneficially Owned
Brandes Investment Partners, L.P., et al. 4275 Executive Square, 5th Floor La Jolla, California 92037	1,136,577	(1)	10.6%
Royce & Associates, LP 745 Fifth Avenue New York, New York 10151	579,640	(2)	5.4%
The Vanguard Group 100 Vanguard Blvd. Malvern, Pennsylvania 19355	542,992	(3)	5.1%

(1)

This information as to the beneficial ownership of shares of our common stock is based on Amendment No. 2 to Schedule 13G filed with the SEC on January 6, 2023 by Brandes Investment Partners, L.P. (“Brandes”). Brandes reports shared voting power with respect to 714,577 shares and shared dispositive power with respect to 1,136,577 shares. The 1,136,577 shares are deemed to be beneficially owned by CO-GP, LLC and Brandes Worldwide Holdings, L.P. and Glenn Carlson, as control persons of Brandes.

(2)

This information as to the beneficial ownership of shares of our common stock is based on Amendment No. 14 to Schedule 13G filed with the SEC on January 23, 2023 by Royce & Associates, LP (“Royce”). Royce reports sole voting power and sole dispositive power with respect to these shares.

(3)

This information as to the beneficial ownership of shares of our common stock is based on a Schedule 13G filed with the SEC on February 9, 2023 by The Vanguard Group (“Vanguard”). Vanguard reports sole dispositive power with respect to 539,997 shares, shared dispositive power with respect to 2,995 shares and has no voting power with respect to the shares.

60	GRAHAM CORPORATION 2023 PROXY STATEMENT

Security Ownership of Management

Security Ownership of Management

The table below shows certain information, as of June 23, 2023, regarding shares of our common stock held by (i) each of our directors; (ii) each of our named executive officers; and (iii) all directors, named executive officers and executive officers as a group.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Class Beneficially Owned(1)(2)
Directors
James J. Barber, Ph.D.	44,508	—
Alan Fortier	43,173	—
Cari L. Jaroslawsky	7,340	—
Jonathan W. Painter	23,273	—
Lisa M. Schnorr	26,584	—
Troy A. Stoner	7,340	—
Named Executive Officers
Daniel J. Thoren(3)	326,331(4)	3.1%
Christopher J. Thome	10,950	—
Matthew Malone	40,186(5)	—
All directors, named executive officers and executive officers as a group (10 persons)	579,293(6)	5.4%

(1)

As reported by such persons as of June 23, 2023 with percentages based on 10,675,219 shares issued and outstanding except where the person has the right to receive shares within the next 60 days (as indicated in the other footnotes to this table), which increases the number of shares owned by such person and the number of shares outstanding with respect to such person. Under the rules of the Securities and Exchange Commission, “beneficial ownership” is deemed to include shares for which an individual, directly or indirectly, has or shares voting or dispositive power, regardless of whether such shares are held for the individual’s benefit, and includes shares that may be acquired within 60 days, including, but not limited to, the right to acquire shares by the conversion of restricted stock units (“RSUs”). Shares that may be acquired within 60 days are referred to in the footnotes to this table as “presently convertible RSUs.” Unless otherwise indicated in the other footnotes to this table, each stockholder named in the table has sole voting and investment power with respect to all of the shares shown as owned by the stockholder.

(2)	We have omitted percentages of less than 1% from the table.

(3)	Mr. Thoren, our Chief Executive Officer, is also a director.

(4)	The amount shown for Mr. Thoren includes 7,945 shares of time-vested stock and 29,792 shares of performance-vested restricted stock (assuming maximum achievement of performance criteria).

(5)	The amount shown for Mr. Malone includes 1,361 shares of time-vested restricted stock and 8,164 shares of performance-vested restricted stock (assuming maximum achievement of performance criteria).

(6)	The amount shown includes 10,750 shares of time-vested restricted stock and 46,620 shares of performance-vested restricted stock (assuming maximum achievement of performance criteria).

GRAHAM CORPORATION 2023 PROXY STATEMENT	61

Delinquent Section 16(a) Reports

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires directors, officers and greater than 10% stockholders to file with the SEC reports of ownership and changes in ownership regarding their holdings in Company securities. Based solely on the written representations of our directors and executive officers and copies of reports that they and persons who owned more than 10% of our common stock have filed with the SEC, we believe that all of our directors, executive officers and greater than 10% beneficial owners timely complied with the filing requirements of Section 16(a) during fiscal year 2023, except for Mr. Smith, an officer, and Ms. Condame, a former officer, each of whom filed one late Form 4 with respect to two transactions.

2024 Annual Meeting of Stockholders

Shareholder Proposals for Inclusion in the Proxy Materials for the 2024 Annual Meeting of Stockholders

We will include in our proxy materials for our 2024 annual meeting of stockholders any stockholder proposals that comply with Rule 14a-8 under the Exchange Act. Among other things, Rule 14a-8 requires that we receive such proposals not less than 120 days prior to the one-year anniversary of this proxy statement, or March 12, 2024. If the proposal is in compliance with all of the requirements set forth in Rule 14a-8 under the Exchange Act, we will include the stockholder proposal in our proxy statement and place it on the form of proxy issued for the 2024 annual meeting. Stockholder proposals submitted for inclusion in our proxy materials should be mailed to the following address: Graham Corporation, Attention: Corporate Secretary, 20 Florence Avenue, Batavia, New York 14020.

Shareholder Proposals for Consideration at the 2024 Annual Meeting of Stockholders, but not for Inclusion in the Proxy Materials

Pursuant to our amended and restated by-laws, items of business that are proposed outside of the process pursuant to Rule 14a-8 under the Exchange Act as described above, may properly be brought before the 2024 annual meeting of stockholders only if we receive notice of such business no earlier than 120 days and no later than 90 days prior to the one-year anniversary of our 2023 annual meeting. Thus, for the 2024 annual meeting of stockholders, we must receive notice of business that is not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Exchange Act between April 24, 2024 and May 24, 2024. The notice must be in accordance with and contain all information provided for in our amended and restated by-laws and such business must be a proper matter for stockholder action under the General Corporation Law of Delaware. We will not permit business that does not comply with the foregoing notice requirement to be brought before the 2024 annual meeting of stockholders. Stockholder business that is not submitted for inclusion in our proxy statement pursuant to Rule 14a-8 should be mailed to the following address: Graham Corporation, Attention: Corporate Secretary, 20 Florence Avenue, Batavia, New York 14020. You may obtain a copy of our amended and restated by-laws by writing to the Corporate Secretary at the address above.

Stockholder Nominations of Directors

Pursuant to our amended and restated by-laws, no nominations for directors shall be acted upon at the annual meeting except for those made by the Nominating and Corporate Governance Committee and those made by stockholders of record upon timely notice in writing to our Corporate Secretary. To be considered timely, notice must be received by us no earlier than 120 days and no later than 90 days prior to the one-year anniversary of the previous year’s annual meeting. Thus, for the 2024 annual meeting of stockholders, we must receive the notice between April 24, 2024 and May 24, 2024. The notice must contain all information, including the completed questionnaire, referenced in our amended and restated by-laws. Stockholder notice of nominations for directors should be mailed to the following address: Graham Corporation, Attention: Corporate Secretary, 20 Florence Avenue, Batavia, New York 14020. You may obtain a copy of our amended and restated by-laws by writing to the Corporate Secretary at the address above.

62	GRAHAM CORPORATION 2023 PROXY STATEMENT

2024 Annual Meeting of Stockholders • Stockholder Nominations of Directors

In addition to satisfying the advance notice requirements under our amended and restated by-laws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to our Corporate Secretary that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 23, 2024.

GRAHAM CORPORATION 2023 PROXY STATEMENT	63

Other Matters

Other Matters

The Board does not know of any other matters that may be presented for action at the Annual Meeting. Should any other matters come before the Annual Meeting, however, the persons named as proxies will have discretionary authority to vote all proxies with respect to such matters in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Christopher Thome

Vice President – Finance,

Chief Financial Officer, Chief Accounting Officer and Corporate Secretary

Dated: July 10, 2023

64	GRAHAM CORPORATION 2023 PROXY STATEMENT

Appendix A

Appendix A

Reconciliation of Non-GAAP Measure

The table below shows the reconciliation of the Company’s Net Income to Adjusted Net Income for the period presented:

Adjusted Net Income and Adjusted Diluted Earnings per Share Reconciliation

(Unaudited, $ in thousands, except per share amounts)

Year Ended March 31,
2023

Net Income	$ 367

Acquisition & integration costs	54

Debt amendment costs	194

Normalize tax rate(1)	(52)

Adjusted net income	$ 563

GAAP diluted net income per share	$ 0.03

Adjusted diluted net income per share	$ 0.05

Diluted weighted average common shares outstanding	10,654

(1)	Applies a normalized tax rate to non-GAAP adjustments, which are pre-tax, based upon the statutory tax rate of 21%.

Adjusted net income is not a measure determined in accordance with accounting principles generally accepted in the U.S. (“GAAP”), and may not be comparable to the measures as used by other companies.

GRAHAM CORPORATION 2023 PROXY STATEMENT	A-1

Appendix B

Appendix B

2020 Graham Corporation Equity Incentive Plan

Section 1. Purpose.

The purpose of the Plan is to increase stockholder value by promoting growth and profitability of the Corporation; to provide certain directors and key executives of the Corporation with an incentive to achieve corporate objectives; to attract and retain directors and key executives of outstanding competence; and to provide such directors and key executives with an equity interest in the Corporation.

Section 2. Definitions.

Unless the context clearly indicates otherwise, the following terms, when used in the Plan, shall have the meanings set forth in this Section 2:

(a)

“Award” shall mean any Option, Stock Award or Restricted Stock Units granted under the Plan to a Participant by the Committee pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish by the Award Agreement or otherwise.

(b)

“Award Agreement” shall mean the written document establishing the terms, conditions, restrictions and limitations of an Award in addition to those established by the Plan and by the Committee’s exercise of its administrative powers.

(c)	“Board” shall mean the Board of Directors of the Corporation.

(d)	“CEO” shall mean the Chief Executive Officer of the Corporation.

(e)	“Change in Control” shall mean any of the following events:

(i)

the reorganization, merger or consolidation of the Corporation with one or more other Persons, other than a transaction following which at least 51% of the ownership interests of the institution resulting from such transaction are owned by Persons who, immediately prior to such transaction, owned at least 51% of the outstanding voting share of Corporation;

(ii)	the acquisition of more than 25% of the voting shares of the Corporation by any Person or Persons acting in concert;

(iii)	the acquisition of substantially all of the assets of the Corporation by any Person or Persons acting in concert; or

(iv)	the occurrence of any event if, immediately following such event, at least 50% of the members of the Board do not belong to any of the following groups:

(A)	individuals who were members of the Board on August 11, 2020; or

(B)	individuals who first became members of the Board after August 11, 2020 either:

(1)	upon election to serve as a member of the Board by the affirmative vote of a majority of the members of the Board, or a nominating committee thereof, in office at the time of such first election; or
(2)

upon election by the stockholders of the Corporation to serve as a member of the Board, but only if nominated for election by the affirmative vote of a majority of the members of the Board, or a nominating committee thereof, in office at the time of such first nomination;

provided, however, that no benefit conferred under the Plan, or under the terms of any Award granted under the Plan, solely as a result of the occurrence of a Change in Control of the Corporation shall be conferred upon any Person, or any member of the group of Persons, who makes an acquisition described in Section 2(e)(ii) and for purposes of this provision, the term Change in Control as applied to such a Person shall not include any acquisition made by such group of Persons of which he is a member.

With respect to any Award that constitutes a nonqualified deferred compensation plan within the meaning of Section 409A and provides for accelerated payment in connection with a change in control (whether or not in

GRAHAM CORPORATION 2023 PROXY STATEMENT	B-1

Appendix B

conjunction with a termination of employment), “Change in Control” for purposes of such accelerated payment shall mean a Change in Control as described above in this Section 2(e) that is also a “change in the ownership of a corporation,” a “change in the effective control of a corporation” or a “change in the ownership of a substantial portion of a corporation” within the meaning of Section 409A.

(f)

“Code” shall mean the Internal Revenue Code of 1986, as it may be amended from time to time, including the regulations promulgated and other official guidance issued thereunder and any successor provisions and the regulations promulgated and other official guidance issued thereto.

(g)

“Committee” shall mean the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided that the Committee shall consist of not fewer than two Directors, and each member shall be a “Non-Employee Director” and a Director meeting the independence requirements for compensation committee members under the rules and regulations of the Exchange. The Committee shall be appointed by and serve at the pleasure of the Board.

(h)	“Corporation” shall mean Graham Corporation, a Delaware corporation.

(i)	“Director” shall mean a member of the Board. For purposes of qualifying as an Eligible Individual, “Director” shall also include a member of the board of directors of a Subsidiary.

(j)

“Disability” shall mean permanent and total disability as defined by Section 22(e)(3) of the Code. Notwithstanding the foregoing, to the extent required for exemption from or compliance with Section 409A, “Disability” shall have the meaning given such term by Section 409A, which generally provides that “Disability” of a Participant means either (i) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) the Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering the employees of the Participant’s employer.

(k)	“Effective Date” shall mean August 11, 2020.

(l)	“Eligible Individual” shall mean any individual who is an Employee or non-Employee Director of the Corporation or a Subsidiary.

(m)	“Employee” shall mean any person employed by the Corporation or its Subsidiaries on a full or part-time basis, including Directors who are otherwise employed by the Corporation or its Subsidiaries.

(n)	“Exchange” shall mean the New York Stock Exchange or such other principal securities market on which the Stock is traded.
(o)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time, including the rules thereunder and any successor provisions and the rules thereto.

(p)	“Exercise Price” shall mean the price per share at which Stock subject to an Option may be purchased upon exercise of the Option, determined in accordance with Section 6.

(q)

“Fair Market Value” shall mean, with respect to a share of Stock on a specified date, for purposes of Section 6(b)(i), the per share closing price of the Stock reported by the Exchange on such date, or, if there is no such reported closing price on such date, then the per share closing price of the Stock reported by the Exchange on the last previous day on which such closing price was reported, or, if the Stock is not traded on an Exchange, the Fair Market Value determined by the Committee in accordance with applicable law. The Fair Market Value of a share of Stock for other purposes, and the Fair Market Value of property other than Stock, shall be the market value of such property as determined by the Committee using such methods or procedures as it shall establish from time to time.

(r)	“ISO” shall mean an Option granted pursuant to the Plan to purchase shares of Stock that is intended to qualify as an incentive stock option under Section 422 of the Code.

(s)	“NQSO” shall mean an Option granted pursuant to the Plan to purchase shares of Stock that is not intended to qualify as an ISO or that is granted to a non-Employee Director.

B-2	GRAHAM CORPORATION 2023 PROXY STATEMENT

Appendix B

(t)	“Non-Employee Director” shall mean a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act.

(u)	“Options” shall mean an award granted pursuant to Section 6 evidencing the right to acquire shares of Stock for the stated Exercise Price, and shall include both NQSOs and ISOs.

(v)	“Participant” shall mean any Eligible Individual who receives an Award under the Plan.

(w)	“Person” shall mean an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization.

(x)	“Plan” shall mean this 2020 Graham Corporation Equity Incentive Plan, as set forth herein and as amended from time to time.

(y)	“Prior Plan” shall mean the Amended and Restated 2000 Graham Corporation Incentive Plan to Increase Shareholder Value.

(z)	“Remaining Number of Available Shares” shall have the meaning given such term in Section 3(a).

(aa)

“Restricted Stock Unit” shall mean an award granted pursuant to Section 8 evidencing the right to receive shares of Stock (or a cash payment equal to the Fair Market Value of such shares of Stock) at some future date.

(bb)	“Securities Act” shall mean the Securities Act of 1933, as it may be amended from time to time, including the rules thereunder and any successor provisions and the rules thereto.

(cc)	“Stock” shall mean shares of the common stock of the Corporation, par value $0.10 per share.

(dd)	“Stock Award” shall mean an award of shares of Stock or restricted shares of Stock granted pursuant to Section 7.

(ee)

“Subsidiary” shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Corporation owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity; provided that for an ISO, the term “Subsidiary” shall only mean a “subsidiary corporation” of the Corporation within the meaning of Section 424(f) of the Code.

(ff)

“Substitute Awards” shall mean Awards granted under the Plan in assumption of, or in substitution or exchange for, outstanding awards previously granted by a company acquired by the Corporation or any Subsidiary or with which the Corporation or any Subsidiary combines.

(gg)

“Ten Percent Stockholder” shall mean any person who, as of the date of grant of an ISO, owns (or is deemed to own within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of any Subsidiary.

Section 3. Shares	of Stock Subject to the Plan.

(a)

In General. The maximum number of shares of Stock which shall be available for the grant or issuance of Awards under the Plan during its term shall not exceed 310,167, plus the number of remaining shares of Stock not issued or subject to outstanding grants under the Prior Plan on the Effective Date (the “Remaining Number of Available Shares”), plus any shares of Stock that are subject to awards granted under the Prior Plan that expire, are forfeited or canceled or terminate for any other reason after the Effective Date without the issuance of shares. Such amounts shall be subject to adjustment as provided in Section 3(b). Any shares of Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares shall be available again for grant under the Plan. Except for expired, forfeited or cancelled shares, the Plan is intended to restrict the “recycling” of shares of Stock back into the Plan; this means that shares of Stock exchanged or withheld to pay the aggregate Exercise Price of an Option or to satisfy tax withholding obligations with respect to an Award count against the numerical limits of the Plan. The shares of Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares, including shares purchased in open market or private transactions. For the avoidance of doubt, any shares of Stock that are subject to outstanding awards granted under the Prior Plan that are used to pay the exercise price of an option or withheld to satisfy the tax withholding obligations related to any award under the Prior Plan after the

GRAHAM CORPORATION 2023 PROXY STATEMENT	B-3

Appendix B

Effective Date shall not become available under the Plan. If the Plan is approved by the Company’s stockholders on the Effective Date, no awards may be granted under the Prior Plan on or after the Effective Date.

(b)

Adjustment Upon Changes in Capitalization. In the event of any reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants, rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares or any other change in corporate structure which in the judgment of the Committee materially affects the value of shares, then the Committee shall determine the substitutions or adjustments to the maximum number of shares available for the grant or issuance of Awards under the Plan pursuant to Section 3(a), the number and class of shares and the Exercise Price set forth in any Award theretofore granted, the limits in Section 5(c), or any other affected terms of an Award or the Plan as the Committee, in its sole discretion and without liability to any person, deems equitable or appropriate. In making an adjustment to an Award pursuant to this Section 3(b), unless the Committee determines another adjustment to be in the best interests of the Corporation or its Subsidiaries, the Committee shall attempt to make the adjustments as follows: (i) for an ISO, in a manner that would not cause the ISO to fail to qualify as an incentive stock option under Section 422 of the Code; (ii) for an NQSO, in a manner that would not be treated as a “modification” of the NQSO under Section 409A; and (iii) for any Award, in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act for such Award.

(c)

Substitute Awards. The number of shares of Stock covered by a Substitute Award or to which a Substitute Award relates shall not be counted against the maximum number of shares of Stock available for the grant or issuance of Awards under the Plan.

Section 4. Administration	of the Plan.

(a)

In General. The Committee shall have total and exclusive responsibility to control, operate, manage and administer the Plan in accordance with its terms. The Committee may act only by a majority of its members. Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee. The decisions of the Committee and its actions with respect to the Plan shall be final, binding and conclusive upon all persons having or claiming to have any right or interest in or under the Plan.

(b)

Authority. The Committee shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the preceding sentence, the Committee shall have the exclusive right to:

(i)	determine eligibility for participation in the Plan;

(ii)

select the Eligible Individuals and determine the type of Awards to be made to Eligible Individuals, the number of shares of Stock subject to Awards and the terms, conditions, restrictions and limitations of the Awards, including, but not by way of limitation, restrictions on the transferability of Awards and conditions with respect to continued employment or performance criteria;

(iii)	interpret the Plan or any Award Agreement;

(iv)	construe any ambiguous provision, correct any default, supply any omission, and reconcile any inconsistency of the Plan or an Award Agreement;

(v)	to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions and limitations;

(vi)

promulgate rules and regulations regarding treatment of Awards of a Participant under the Plan in the event of such Participant’s death, Disability, retirement, or other termination from the Corporation, or in the event of a Change in Control of the Corporation; provided that:

(A)

any acceleration of the exercisability, vesting or payment of, or the lapse of restrictions or deemed satisfaction of any performance objective with respect to, an Award in connection with a Change in Control may occur only if (1) the Change in Control occurs and (2) either the employment or service of the Participant is terminated (i.e., “double-trigger”) or the acquirer does not agree to the assumption or substitution of outstanding Awards; and

B-4	GRAHAM CORPORATION 2023 PROXY STATEMENT

Appendix B

(B)

with respect to any Award that is earned or vests based upon achievement of one or more performance objectives, unless otherwise required by an employment agreement or other agreement, the amount deemed earned or vested in connection with the Change in Control or associated termination of employment or services shall be based upon the level of actual achievement of the performance objectives and/or the period of time elapsed in the performance period, each as of the applicable date;

(vii)	subject to Section 4(d), grant Awards in replacement of Awards previously granted under the Plan or any other executive compensation plan of the Corporation;

(viii)

determine the terms and provisions of any Award Agreements entered into hereunder, including, a provision in an Award Agreement that requires, upon the occurrence of a Change in Control, the cancellation for cash of outstanding vested Awards or the issuance of comparable replacement Awards granted by the successor entity in such event; and

(ix)	take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan, including making factual determinations.

(c)

Delegation. Subject to applicable law, the Committee may allocate all or any portion of its responsibilities and powers under the Plan to any one or more of its members, the CEO or other senior members of management as the Committee deems appropriate and may delegate all or any part of its responsibilities and powers to any such person or persons, provided that any such allocation or delegation be in writing; provided, however, that only the Committee, or other committee consisting of two or more Non-Employee Directors may select and grant Awards to Eligible Individuals who are subject to Section 16 of the Exchange Act. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.

(d)

Repricing. Notwithstanding any provision of the Plan, except for adjustments pursuant to Section 3(b), the Committee shall not reprice, adjust or amend the Exercise Price of Options previously awarded to any Participant, whether through amendment, cancellation and replacement grant, or any other means, unless such action is approved by the stockholders of the Corporation. For purposes of the Plan, the term “reprice” shall mean: (i) the reduction, directly or indirectly, in the Exercise Price of an outstanding Option by amendment, cancellation or substitution; (ii) any action that is treated as a repricing under United States generally accepted accounting principles; (iii) cancelling an Option in exchange for another Option or other equity security (unless the cancellation and exchange occurs in connection with a merger, acquisition, or similar transaction); and (iv) any other action that is treated as a repricing by the rules or regulations of the Exchange. In addition, notwithstanding any other provision in the Plan to the contrary, an Option may not be surrendered in consideration of or exchanged for cash, other Awards, or a new Option having an Exercise Price below that of the Option which was surrendered or exchanged, unless the exchange occurs in connection with a merger, acquisition, or similar transaction, or such action is approved by the stockholders of the Corporation. Any amendment or repeal of this Section 4(d) shall require the approval of the stockholders of the Corporation.

Section 5. Awards.

(a)

Eligibility. All Eligible Individuals are eligible to participate in the Plan; provided, however, only Employees are eligible to receive ISOs. The Committee shall determine and designate from time to time those Eligible Individuals who are to be granted Awards, the type of each Award granted and the number of shares of Stock subject to each such Award.

(b)

In General. Awards may, at the Committee’s sole discretion, be granted in the form of Options pursuant to Section 6, Stock Awards pursuant to Section 7, Restricted Stock Units pursuant to Section 8 or a combination thereof. Each Award shall be subject to the terms, conditions, restrictions and limitations of the Plan and the Award Agreement for such Award. Awards under a particular Section of the Plan need not be uniform and Awards under two or more Sections may be combined into a single Award Agreement. Any combination of Awards may be granted at one time and on more than one occasion to the same Eligible Individual.

(c)	Award Limitation. Subject to adjustment as provided by Section 3(b), and notwithstanding any provision contained in the Plan to the contrary:

(i)	the maximum number of shares of Stock for which Awards may be granted to any Participant during a calendar year is 60,000;

GRAHAM CORPORATION 2023 PROXY STATEMENT	B-5

Appendix B

(ii)

the maximum aggregate number of shares of Stock for which Awards may be granted to all Participants during any continuous 36-month period is 3% of the Corporation’s total number of authorized shares of Stock as of the beginning of such period;

(iii)	the maximum aggregate number of shares of Stock that may be issued under the Plan upon the exercise of ISOs is 310,167, plus the Remaining Number of Available Shares;

(iv)

the aggregate Fair Market Value (determined at the time an ISO is granted) of the Stock with respect to which ISOs are exercisable for the first time by any Employee during any calendar year under all plans of the Corporation and any Subsidiary shall not exceed $100,000; and

(v)

the aggregate grant date fair value of NQSOs, Stock Awards and Restricted Stock Units granted to a non-Employee Director during any calendar year shall not exceed $50,000, and the total fees paid to a non-Employee Director in cash for services in any calendar year shall not exceed $100,000.

(d)

Foreign Jurisdictions. With respect to Eligible Individuals who reside or work outside of the United States, the Committee may, in its sole and absolute discretion, amend the terms of the Plan or Awards with respect to such Eligible Individuals in order to conform such terms with the provisions of local law and practice or otherwise as deemed necessary or desirable by the Committee.

(e)

Exclusion from Minimum Vesting and Continued Employment Requirements. Awards granted under Section 6, Section 7 and Section 8 shall be subject to the minimum vesting period and continued employment or service requirement specified for the Award by such Section, as applicable, except that: (i) up to a maximum of five percent (5%) of the maximum number of shares of Stock that may be issued under the Plan pursuant to Section 3(a) may be issued pursuant to Awards granted under Section 6, Section 7 or Section 8 without regard for any minimum exercisability or vesting period requirements set forth in such Section; and (ii) continued employment or service for exercisability or vesting shall not be required as (A) the Committee may determine or permit otherwise in the event of death, Disability, retirement or other termination of a Participant, or, subject to Section 4(b)(vi), in connection with a corporate transaction (which includes but is not limited to a divestiture, spin-off, split-off, asset transfer, outsourcing or joint venture formation) (each such event, a “Defined Event”), and (B) may be required or otherwise be deemed advisable by the Committee in connection with Substitute Awards.

(f)

Recoupment. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Corporation will be entitled to the extent required by applicable law (including, without limitation, Section 10D of the Exchange Act and any rules promulgated with respect thereto) or Exchange listing conditions, in each case as in effect from time to time, to recoup compensation of whatever kind paid under the Plan by the Corporation at any time.

Section 6. Stock	Options.

(a)

In General. Awards may be granted in the form of Options. Options granted under the Plan may be of two types: ISOs and NQSOs. The Committee shall have the authority and discretion to grant to an Eligible Individual either ISOs, NQSOs, or both, but shall clearly designate the nature of each Option at the time of grant. Only Employees may receive ISOs.

(b)

Terms of Options. Subject to the limits in Section 5, if applicable, an Option shall be exercisable in accordance with such terms and conditions and at such times and during such periods as may be determined by the Committee not inconsistent with the terms of the Plan. In addition to any such terms and conditions, the following terms and conditions shall apply to all Options granted under the Plan:

(i)

the Exercise Price of an Option shall be not less than 100% of the Fair Market Value of a share of the Stock on the date such Option is granted, provided, however, that the Exercise Price shall not be less than 110% of such Fair Market Value for any ISO granted to a Ten Percent Stockholder; provided that an Option that is a Substitute Award may be granted with an Exercise Price lower than the Fair Market Value of a share of Stock on the date such Option is granted if such Option is granted in a manner satisfying the provisions of Section 422 of the Code in the case of a Substitute Award for an option that is an ISO, or the provisions of Section 409A in the case of a Substitute Award for an option that is an NQSO;

(ii)	the term of each Option shall be determined by the Committee, provided that no Option shall be exercisable after more than ten years from the date such Option is granted, and provided further that no

B-6	GRAHAM CORPORATION 2023 PROXY STATEMENT

Appendix B

ISO granted to a Ten Percent Stockholder shall be exercisable after more than five years from the date of grant; and

(iii)

Options shall not vest for at least one year after the date of grant, except as (A) the Committee may determine or permit otherwise in the event of a Defined Event, (B) may be required or otherwise be deemed advisable by the Committee in connection with Substitute Awards, or (C) otherwise permitted by Section 5(e).

(c)

Exercise of Options. Except as provided in Section 10: (i) no Option granted to an Employee shall be exercised unless at the time of such exercise the Participant is then an Employee; and (ii) no Option granted to a non-Employee Director shall be exercised unless at the time of such exercise the Participant is then a non-Employee Director. Upon exercise, the aggregate Exercise Price of an Option may be paid in cash, by directing the Corporation to withhold shares of Stock issuable pursuant to the exercise of the Option with a Fair Market Value sufficient to pay the aggregate Exercise Price or, to the extent permitted by the Committee, by tendering, by either actual delivery of shares or by attestation, shares of Stock, a combination of the foregoing, or such other consideration as the Committee may deem appropriate. The Committee shall establish appropriate methods for accepting shares of Stock, whether restricted or unrestricted, and may impose such conditions as it deems appropriate on the use of shares of Stock to exercise an Option. Options granted under the Plan may also be exercised by way of a broker-assisted stock option exercise program, if any, provided such program is available at the time of the Participant’s exercise. Notwithstanding the foregoing or the provision of any Award Agreement, a Participant may not pay the aggregate Exercise Price of an Option using shares of Stock if there is a substantial likelihood that the use of such form of payment would result in adverse accounting treatment to the Corporation.

Section 7. Stock	Awards.

(a)

In General. Awards may be granted in the form of Stock Awards; provided, however, that the Committee may grant Stock Awards of unrestricted shares of Stock only to non-Employee Directors and only if made in lieu of cash fees. Subject to the terms of the Plan, Stock Awards shall be granted in such numbers, at such times and subject to such terms as the Committee shall determine.

(b)

Restrictions. Subject to the limits in Section 5, if applicable, the Committee may condition, restrict or limit the grant or vesting of a Stock Award on the achievement of enumerated performance objectives or, on the Employee’s or non-Employee Director’s continued employment or service to the Corporation or a Subsidiary through a specified period of time, not inconsistent with the terms of the Plan. Except as provided in Section 7(a) with respect to Awards of unrestricted shares of Stock to non-Employee Directors, Stock Awards shall not vest for at least one year after the date of grant, except as (A) the Committee may determine or permit otherwise in the event of a Defined Event, (B) may be required or otherwise be deemed advisable by the Committee in connection with Substitute Awards, or (C) otherwise permitted by Section 5(e).

(c)

Rights as Stockholders. During the period in which any shares of Stock received pursuant to a Stock Award are subject to any restrictions, the Committee may, in its sole and absolute discretion, deny the Participant to whom such shares have been awarded all or any of the rights of a stockholder with respect to such shares, including, but not by way of limitation, limiting the right to vote such shares or the right to receive dividends on such shares.

(d)

Dividends. Dividends may, at the Committee’s discretion, be held in escrow (with or without the accrual of interest), or be reinvested into additional shares of Stock subject to the same vesting or performance conditions as the underlying Stock Award.

Section 8. Restricted	Stock Units.

(a)

In General. Awards may be granted in the form of Restricted Stock Units in such numbers, at such times and subject to such terms as the Committee shall determine not inconsistent with the terms of the Plan.

(b)

Vesting and Payment. Subject to the limits in Section 5, if applicable, the Committee may condition, restrict or limit the vesting or payment of Restricted Stock Units on the achievement of enumerated performance objectives or, on the Employee’s or non-Employee Director’s continued employment or service to the Corporation or a Subsidiary through a specified period of time consistent with the terms of the Plan. Restricted

GRAHAM CORPORATION 2023 PROXY STATEMENT	B-7

Appendix B

Stock Units shall not vest for at least one year after the date of grant, except as (A) the Committee may determine or permit otherwise in the event of a Defined Event, (B) may be required or otherwise be deemed advisable by the Committee in connection with Substitute Awards, or (C) otherwise permitted by Section 5(e).

(c)

Rights of Holders of Restricted Stock Units. A Participant receiving Restricted Stock Units shall not possess voting rights, nor the right to receive cash dividends, with respect to such Restricted Stock Units or the shares of Stock underlying such Restricted Stock Units unless and until the vesting of the Restricted Stock Units and the payment to the Participant of shares of Stock.

(d)

Dividend Equivalents. If a right to dividend equivalents for Restricted Stock Units is included in the Award Agreement, then dividend equivalents in an amount equal to any cash dividends declared and paid with respect to the shares of Stock shall be paid to the Participant at the time specified in the Award Agreement. Dividend equivalents may, at the Committee’s discretion, be held in escrow (with or without the accrual of interest), or be reinvested into additional shares of Stock subject to the same vesting or performance conditions as the underlying Restricted Stock Unit.

Section 9. Payment	of Awards.

(a)

In General. Absent a Plan or Award Agreement provision to the contrary, payment of Awards may, at the discretion of the Committee, be made in cash, Stock, a combination of cash and Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Stock, restrictions on transfer and forfeiture provisions; provided, however, such terms, conditions, restrictions and/or limitations are not inconsistent with the Plan.

(b)

Withholding. The Corporation shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the minimum amount of all applicable income and employment taxes required by law to be withheld (or such higher amount that would not have an adverse accounting effect) with respect to such payment or may require the Participant to pay to the Corporation such tax prior to and as a condition of the making of such payment. The Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of shares of Stock due as a result of such Award, or by permitting the Participant to deliver to the Corporation, shares of Stock having a Fair Market Value equal to the minimum amount of such required withholding taxes (or such other amount that would not have an adverse accounting effect). Notwithstanding the foregoing or the provisions of any Award Agreement, a Participant may not pay the amount of taxes required by law to be withheld using shares of Stock if there is a substantial likelihood that the use of such form of payment would result in adverse accounting treatment to the Corporation.

Section 10. Effect	of Termination of Relationship with the Corporation.

(a)

Death. Unless otherwise decided by the Committee and provided in an Award Agreement, and subject to Section 11(j), upon a Participant’s death prior to the complete exercise or vesting of an Award granted to him or her under the Plan, then:

(i)

the vested portion of any remaining Options held by the Participant at the time of his or her death may be exercised in whole or in part within one year after the date of the Participant’s death and then only:

(A)

by the beneficiary designated by the Participant in a writing submitted to the Corporation prior to the Participant’s death, or in the absence of same, by the Participant’s estate or by or on behalf of such person or persons to whom the Participant’s rights pass under his or her will or the laws of descent and distribution;

(B)

to the extent that the Participant would have been entitled to exercise the Option at the date of his or her death and subject to all of the conditions on exercise imposed by the Plan and the Award Agreement; and

(C)	prior to the expiration of the term of the Option.

(ii)	any unvested restricted shares of a Stock Award and any unvested Restricted Stock Units held by the Participant at the time of his or her death shall be forfeited.

B-8	GRAHAM CORPORATION 2023 PROXY STATEMENT

Appendix B

(b)

Disability. Unless otherwise decided by the Committee and provided in an Award Agreement, and subject to Section 11(j), upon a Participant’s termination of employment or service due to Disability prior to the complete exercise or vesting of an Award granted to him or her under the Plan, then:

(i)

the vested portion of any remaining Options held by the Participant at the time of his or her termination of employment or service due to Disability may be exercised in whole or in part within one year after the date of the Participant’s termination of employment or service due to Disability and then only:

(A)	by the Participant or his or her legal representative;

(B)

to the extent that the Participant would have been entitled to exercise the Option on the date of his or her termination of employment or service due to Disability, subject to all of the conditions on exercise imposed by the Plan and the Award Agreement; and

(C)	prior to the expiration of the term of the Option.

(ii)

any unvested restricted shares of a Stock Award and any unvested Restricted Stock Units held by the Participant at the time of his or her termination of employment or service due to Disability shall be forfeited.

(c)

Other Termination. Unless otherwise decided by the Committee and provided in an Award Agreement, and subject to Section 11(j), upon the termination of a Participant’s employment or term of directorship with the Corporation or a Subsidiary for a reason other than the Participant’s death or termination of employment or service due to Disability and prior to the complete exercise or vesting of an Award granted to him or her under the Plan, then:

(i)	the vested portion of any remaining Options held by the Participant may be exercised in whole or in part within three months after the date of the Participant’s termination and then only:

(A)	by the Participant or his or her legal representative;

(B)

to the extent that the Participant would have been entitled to exercise the Option on the date of his or her termination, subject to all of the conditions on exercise imposed by the Plan and the Award Agreement; and

(C)	prior to the expiration of the term of the Option.

(ii)	any unvested restricted shares of a Stock Award and any unvested Restricted Stock Units held by the Participant at the time of his or her other termination shall be forfeited.

(d)

Treatment of Intra-Corporation Transfers. In the case of an Employee, the transfer between the Corporation and any Subsidiary shall not be deemed to be a termination of employment or directorship for purposes of this Section 10.

Section 11. General	Provisions.

(a)

Award Agreement. Each Award grant shall be evidenced by a written Award Agreement containing such terms and conditions, not inconsistent with the Plan, as the Committee shall approve. The terms and provisions of Award Agreements may vary among Participants and among different Awards granted to the same Participant. Any Stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates, with such restrictive legends and/or stop transfer instructions as the Committee deems appropriate.

(b)

Substitute Awards. Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards for which they are granted in substitution.

(c)

No Right to Further Awards or Continued Service. The grant of an Award in any year shall not give the Participant any right to similar grants in future years or any right to continue such Participant’s employment or other service relationship with the Corporation or its Subsidiaries. All Participants shall remain subject to discharge to the same extent as if the Plan were not in effect.

GRAHAM CORPORATION 2023 PROXY STATEMENT	B-9

Appendix B

(d)

No Right, Title, or Interest in Corporation Assets. No Participant shall have any rights as a stockholder as a result of participation in the Plan until the date of issuance of a stock certificate in his or her name or the entry on his or her behalf of an uncertificated book position on the records of the Corporation’s transfer agent and registrar for such Stock or other instrument of ownership, if any, and, in the case of restricted shares of Stock, such rights are granted to the Participant under the Plan. To the extent any person acquires a right to receive payments from the Corporation under the Plan, such rights shall be no greater than the rights of an unsecured creditor of the Corporation and the Participant shall not have any rights in or against any specific assets of the Corporation. All of the Awards granted under the Plan shall be unfunded and the Corporation shall not be required to establish any fund or make any other segregation of assets to assure the payment of any Award. Except as provided in Section 3(b), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such book entry is made or a stock certificate or other instrument of ownership, if any, is issued.

(e)

Nonassignability. No Award or other right under the Plan shall be subject to anticipation, sale, assignment, pledge, encumbrance, or charge except by will or the laws of descent and distribution and, except as provided in Section 10, an Award shall be exercisable during the Participant’s lifetime only by the Participant.

(f)

Regulatory Approvals and Listings. Notwithstanding any other provision of the Plan or Award Agreements made pursuant thereto, the Corporation shall not be required to issue or deliver any certificate or certificates for shares of Stock, or make any entry on a Participant’s behalf of an uncertificated book position on the records of the Corporation’s transfer agent and registrar for the Stock or other instrument of ownership, if any, under the Plan prior to fulfillment of all of the following conditions:

(i)	the listing, or approval for listing upon notice of issuance, of such shares on the Exchange;

(ii)

any registration or other qualification of such shares under any state or federal law or regulation, or other qualification which the Board shall, in its absolute discretion and upon the advice of counsel, deem necessary or advisable;

(iii)

the obtaining of any other consent approval or permit from any state or federal government agency which the Board shall, in its absolute discretion and upon the advice of counsel, determine to be necessary or advisable; and

(iv)

the execution by the Participant (or the Participant’s legal representative) of such written representation that the Committee may in its sole discretion deem necessary or advisable to the effect that the shares then being purchased are being purchased for investment with no present intention of reselling or otherwise disposing of such shares in any manner which may result in a violation of the Securities Act and the placement upon certificates for such shares of an appropriate legend in connection therewith.

(g)

Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of New York, except as superseded by applicable federal law, without giving effect to its conflicts of law provisions.

(h)

Construction of Language. Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to a Section number shall refer to a Section of this Plan unless otherwise indicated.

(i)	Headings. The headings of Sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

(j)

Section 409A. The Awards granted under the Plan are intended to comply with or be exempt from the requirements of Section 409A of the Code (“Section 409A”), and the Plan and Award Agreements will be interpreted in a manner consistent with that intent. References to a Participant’s “termination of employment” and similar terms used in the Plan or an Award Agreement mean, to the extent necessary to comply with or be exempt from the requirements of Section 409A, the date that the Participant first incurs a “separation from service” within the meaning of Section 409A. Notwithstanding anything in the Plan to the contrary, if at the time of a Participant’s separation from service, the Participant is a “specified employee” for purposes of Section 409A, and the payment of an Award as a result of such separation from service is required to be delayed by six months pursuant to Section 409A, then the Corporation will make such payment on the date

B-10	GRAHAM CORPORATION 2023 PROXY STATEMENT

Appendix B

that is the first day of the seventh month following the Participant’s separation from service. Notwithstanding the foregoing, the Corporation and its Subsidiaries make no representations that the Awards or the grant, vesting or payment thereof provided under the Plan or any award Agreement comply with or are exempt from Section 409A, and in no event shall the Corporation or its Subsidiaries be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by a Participant on account of non-compliance with Section 409A.

(k)

No Guarantee of Tax Consequences. No person connected with the Plan in any capacity, including, but not limited to, the Corporation and its directors, officers, agents and employees, makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to the tax treatment of any Award, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

(l)

Amendment or Termination. Subject to the provisions of Section 4(d), the Board may, at any time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part at any time; provided, however, that no such action shall adversely affect the rights of Participants to Awards previously granted hereunder and, provided further, however, that any stockholder approval necessary or desirable in order to comply with tax, securities, or other applicable laws or regulations, including, but not limited to, the listing requirements of the Exchange, shall be obtained in the manner required therein.

(m)

Notices. Any communication required or permitted to be given under the Plan, including any notice, direction, designation, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

(i)	If to the Corporation:

Graham Corporation

20 Florence Avenue

Batavia, New York 14020

Attention: Chief Financial Officer

(ii)	If to a Participant, to the Participant’s address as shown in the Corporation’s personnel records.

(n)

Electronic Delivery and Signatures. Any reference in the Plan or an Award Agreement to a written document includes without limitation any document delivered electronically or posted on the Corporation’s or a Subsidiary’s intranet or other shared electronic medium controlled by the Corporation, a Subsidiary or any agent of the Corporation or a Subsidiary. The Committee and any Participant may use facsimile and PDF signatures in signing any Award Agreement, in exercising any Option, or in any other written document in connection with the Plan’s administration. The Committee and each Participant are bound by facsimile and PDF signatures, and acknowledge that the other party relies on facsimile and PDF signatures.

(o)

Duration of Plan. The Plan was approved by the Board on June 9, 2020, and will become effective on August 11, 2020, upon the date of the approval by the stockholders of the Corporation at the 2020 Annual Meeting of the Stockholders. ISOs may not be granted under the Plan after August 11, 2030, but ISOs theretofore granted may extend beyond that date.

*    *    *    *    *

GRAHAM CORPORATION 2023 PROXY STATEMENT	B-11

Appendix C

Appendix C

Amendment No. 1 to the 2020 Graham Corporation Equity Incentive Plan

1.	Purpose of Amendment

The purpose of this Amendment No. 1 to the 2020 Graham Corporation Equity Incentive Plan (the “Plan”) is to increase the aggregate numbers of shares of Common Stock available for grant or issuance of awards under the Plan by 300,000 shares and to make other certain updates to the terms of the Plan.

2.	Definitions

Terms not otherwise defined herein shall have the meanings set forth in the Plan.

3.	Amended Terms

“Section 3(a) of the Plan is hereby deleted in its entirety and replaced with the following:

“(a)

In General. The maximum number of shares of Stock which shall be available for the grant or issuance of Awards under the Plan during its term shall not exceed 610,167, plus the number of remaining shares of Stock not issued or subject to outstanding grants under the Prior Plan on the Effective Date (the “Remaining Number of Available Shares”), plus any shares of Stock that are subject to awards granted under the Prior Plan that expire, are forfeited or canceled or terminate for any other reason after the Effective Date without the issuance of shares. Such amounts shall be subject to adjustment as provided in Section 3(b). Any shares of Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares shall be available again for grant under the Plan. Except for expired, forfeited or cancelled shares, the Plan is intended to restrict the “recycling” of shares of Stock back into the Plan; this means that shares of Stock exchanged or withheld to pay the aggregate Exercise Price of an Option or to satisfy tax withholding obligations with respect to an Award count against the numerical limits of the Plan. The shares of Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares, including shares purchased in open market or private transactions. For the avoidance of doubt, any shares of Stock that are subject to outstanding awards granted under the Prior Plan that are used to pay the exercise price of an option or withheld to satisfy the tax withholding obligations related to any award under the Prior Plan after the Effective Date shall not become available under the Plan. If the Plan is approved by the Corporation’s stockholders on the Effective Date, no awards may be granted under the Prior Plan on or after the Effective Date.”

Section 5(c)(i) of the Plan is hereby deleted in its entirety and replaced with the following:

“(i)

the maximum number of shares of Stock for which Awards may be granted to any Participant during a calendar year is 60,000, with any performance-vesting awards counted against such limit based on the target number of shares;”

Section 5(c)(ii) of the Plan is hereby deleted in its entirety and replaced with the following:

“(ii)

the maximum aggregate number of shares of Stock for which Awards may be granted to all Participants during any continuous 36-month period is 3% of the Corporation’s total number of authorized shares of Stock as of the beginning of such period, with any performance-vesting awards counted against such limit based on the target number of shares;”

Section 5(c)(iii) of the Plan is hereby deleted in its entirety and replaced with the following:

“(iii)	the maximum aggregate number of shares of Stock that may be issued under the Plan upon the exercise of ISOs is 610,167, plus the Remaining Number of Available Shares;”

Section 5(c)(v) of the Plan is hereby deleted in its entirety and replaced with the following:

“(v)

the sum of the aggregate grant date fair value of NQSOs, Stock Awards and Restricted Stock Units granted to a non-Employee Director during any calendar year and the aggregate fees paid to a non-Employee Director in cash for services in any calendar year shall not exceed $250,000.”

GRAHAM CORPORATION 2023 PROXY STATEMENT	C-1

Appendix C

Section 5(f) of the Plan is hereby deleted in its entirety and replaced with the following:

“(f)

Recoupment. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, Awards and compensation payable under the Plan shall be subject to forfeiture, recovery by the Corporation or other action pursuant to any incentive compensation recoupment policy adopted by the Board or the Committee at any time, including in response to the requirements of Section 10D of the Exchange Act, any applicable rules or standards adopted by the Security Exchange Commission (including Rule 10D-1 under the Exchange Act), Section 303A.14 of the NYSE Listed Company Manual (when final) and any other listing rules or other rules and regulations implementing the foregoing, or as otherwise required by law.”

Section 7(d) of the Plan is hereby deleted in its entirety and replaced with the following:

“(d)

Dividends. Notwithstanding any other provision of the Plan, dividends payable with respect to shares of a Stock Award prior to the vesting of the Stock Award shall be subject to the same vesting or performance conditions as the Stock Award and shall only be paid if and to the extent that the Stock Award vests. At the Committee’s discretion, the dividends may be held in escrow (with or without the accrual of interest) or be reinvested into additional shares of Stock, subject to the same vesting or performance conditions as the underlying Stock Award.”

Section 8(d) of the Plan is hereby deleted in its entirety and replaced with the following:

“(d)

Dividend Equivalents. Notwithstanding any other provision of the Plan, if a right to dividend equivalents for Restricted Stock Units is included in the Award Agreement, then dividend equivalents in an amount equal to any cash dividends declared and paid with respect to the shares of Stock underlying the Restricted Stock Units shall be payable to the Participant subject to the same vesting or performance conditions as the Restricted Stock Units and shall only be paid if and to the extent that the Restricted Stock Units vest. At the Committee’s discretion, the dividend equivalents may be held in escrow (with or without the accrual of interest) or be reinvested into additional shares of Stock underlying Restricted Stock Units subject to the same vesting or performance conditions as the Restricted Stock Units. Any dividend equivalents payable with respect to Restricted Stock Units shall be paid to the Participant at the time specified in the Award Agreement.”

A new Section 10(e) of the Plan is hereby added which provides in its entirety as follows:

“(e)	Change in Control.

(i)

In the event of a Change in Control, except as otherwise provided by the Committee prior to the Change in Control, including in any applicable Award Agreement, a Participant’s outstanding Awards will immediately vest in the event that the Participant’s employment or service is involuntarily terminated without Cause (as defined in Section 10(e)(iii)) within the 12-month period following the Change in Control, or the Participant voluntarily terminates his or her employment for Good Reason (as defined in Section 10(e)(iv)) within the 12-month period following the Change in Control. With respect to any Award granted under the Plan that is earned or vested based upon achievement of performance objectives, the degree of performance obtained shall be deemed to be the target level of performance, and prorated based on (A) the total number of days elapsed between the first day of the applicable performance period and the date of the termination of employment, divided by (B) the number of days in the applicable performance period.

(ii)

In the event of a Change in Control, except as otherwise provided by the Committee prior to the Change in Control, including in any applicable Award Agreement, any Award granted on or after August 22, 2023, that is not assumed, continued or substituted by the acquiror or the surviving entity in connection with such Change in Control shall become fully vested and immediately exercisable or transferable upon the Change in Control. With respect to any Award granted under the Plan on or after August 22, 2023 that is earned or vested based upon achievement of performance objectives, any amount deemed earned or vested in connection with a Change in Control pursuant to this Section 10(e)(ii) shall be based upon the degree of performance attained through a date prior to the Change in Control determined by the Committee or prorated.

(iii)

For purposes of this Section 10(e), “Cause” shall have the meaning given such term or a comparable term in the employment or similar agreement between the Participant and the Company or any Subsidiary, or in the absence of such an agreement that defines such term or a comparable term, shall mean the willful

C-2	GRAHAM CORPORATION 2023 PROXY STATEMENT

Appendix C

misconduct by the Participant in connection with the performance of the Participant’s duties to the Company or any Subsidiary, or any other conduct on the part of the Participant which has been materially injurious to the Company or any Subsidiary.

(iv)

For purposes of this Section 10(e), “Good Reason” shall have the meaning given such term or a comparable term in the employment or similar agreement between the Participant and the Company or any Subsidiary, or in the absence of such an agreement that defines such term or a comparable term, shall mean the occurrence of any one of the following subsequent to a Change in Control without either the Participant’s express prior written consent or substantial cure by the Company within 30 days after the Participant gives written notice to the Company describing the event and requesting cure, provided Participant has given notice within 30 days after he or she became aware of any one or more of the following events constituting Good Reason:

(A)

a change in the nature or scope of the Participant’s authority from that prior to the Change in Control, a reduction in the Participant’s total compensation (including all and any base compensation, bonuses, incentive compensation and benefits of any kind or nature whatsoever) from that prior to the Change in Control, or failure of the Company to make any increase in compensation to which the Participant may be entitled under any employment agreement, or a change requiring the Participant to perform services other than in Batavia, New York or Arvada, Colorado, except for required travel on the Company’s business to an extent substantially consistent with the Participant’s present business travel obligations; or

(B)

the assignment to the Participant of any duties inconsistent with the Participant’s positions, duties, responsibilities and status with the Company immediately prior to the Change in Control, or a change in the Participant’s reporting responsibilities, titles, or offices as in effect immediately prior to the Change in Control, or any removal of the Participant from or any failure to re-elect the Participant to any of such positions, except in connection with the termination of employment for Cause, death, disability or retirement; or

(C)

a reduction by the Company in the Participant’s base salary as in effect immediately prior to the Change in Control, or failure of the Company to make an increase in compensation to which the Participant may be entitled under any employment agreement; or

(D)

a failure by the Company to continue any bonus plans in which the Participant is entitled to participate (the “Bonus Plans”) as in effect immediately prior to the Change in Control, or a failure by the Company to continue the Participant as a participant in the Bonus Plans on at least the same basis as the Participant participates immediately prior to the Change in Control; or

(E)

the failure by the Company to continue in effect (subject to such changes as may be required by law from time to time) any benefit or compensation plan, stock ownership plan, stock purchase plan, stock option plan, life insurance plan, health-and-accident plan or disability plan in which the Participant is participating at the time of the Change in Control (or plans providing him with substantially similar benefits), the taking of any action by the Company which would adversely affect the Participant’s participation in or materially reduce his benefits under any of such plans or deprive the Participant of any material fringe benefit enjoyed at the time of the Change in Control, or the failure by the Company to provide the Participant with the number of paid vacation days to which the Participant is then entitled in accordance with the Company’s normal vacation policy in effect at the time of the Change in Control; or

(F)

the failure by the Company prior to the Change in Control to obtain the assumption by any successor of any employment agreement between the Company and the Participant, if assumption of such agreement is required by its terms.”

Section 11(o) of the Plan is hereby deleted in its entirety and replaced with the following:

“(o)

Duration of Plan. The Plan was originally adopted by the Board on June 6, 2020 and was approved by the stockholders of the Corporation on August 11, 2020. No Award may be granted under the Plan after the date that is 10 years from the date the Plan or an amendment thereto was last approved by the stockholders of the Corporation, or in the case of ISOs, 10 years from the date the Plan or an amendment thereto was last adopted by the Board.”

GRAHAM CORPORATION 2023 PROXY STATEMENT	C-3

Appendix C

A new Section 11(p) of the Plan is hereby added which provides in its entirety as follows:

“(p)	Loans. No loans from the Corporation or any Subsidiary to a Participant shall be permitted in connection with the Plan.”

4.	No Other Changes

Except as specifically set forth herein, no other terms of the Plan are being modified by this Amendment No. 1.

*    *    *    *    *

C-4	GRAHAM CORPORATION 2023 PROXY STATEMENT

NYSE: GHM

Graham Corporation

20 Florence Avenue  |  Batavia, New York 14020  |  (585) 343-2216

www.grahamcorp.com

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
P.O. BOX 8016, CARY, NC 27512-9903	INTERNET Go To: www.proxypush.com/GHM • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote
PHONE Call 1-866-256-0715 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions
MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided
You must register to attend the meeting online and/or participate at www.proxydocs.com/GHM

Graham Corporation

Annual Meeting of Stockholders

For Stockholders of record as of June 23, 2023

TIME:	Tuesday, August 22, 2023, 9:00 AM, Eastern Time
PLACE:	Annual Meeting to be held live via the Internet - please visit
www.proxydocs.com/GHM for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Daniel J. Thoren and Jonathan W. Painter (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them as proxies, to vote all the shares of capital stock of Graham Corporation which the undersigned is entitled to vote at said Annual Meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the Annual Meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the Annual Meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

If you hold shares in any Employee Stock Purchase Plan, or 401(k) savings plan of Graham Corporation (the “Plans”), then this proxy card, when signed and returned, or your telephone or Internet proxy, will constitute voting instructions on matters properly coming before the Annual Meeting and at any adjournments or postponements thereof in accordance with the instructions given herein to the trustee for shares held in any of the Plans. Shares in each of the Plans for which voting instructions are not received by August 17, 2023 at 5:00 PM ET, or if no choice is specified, will be voted by an independent fiduciary.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Graham Corporation

2023 Annual Meeting of Stockholders

Please make your marks like this:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

          FOR EACH NOMINEE IN PROPOSAL 1, FOR PROPOSALS 2, 4 AND 5 AND FOR ONE YEAR ON PROPOSAL 3

PROPOSAL		YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1. Election of two director nominees
	FOR	WITHHOLD

1.01 James J. Barber	☐	☐			FOR

1.02 Troy A. Stoner	☐	☐			FOR

	FOR	AGAINST	ABSTAIN
2. To approve, on an advisory basis, the compensation of our named executive officers	☐	☐	☐		FOR

	1YR	2YR	3YR	ABSTAIN
3. To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers	☐	☐	☐	☐	1 YEAR

	FOR	AGAINST	ABSTAIN
4. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2024	☐	☐	☐		FOR
5. To approve Amendment No. 1 to the 2020 Graham Corporation Equity Incentive Plan	☐	☐	☐		FOR
NOTE: The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You must register to attend the meeting online and/or participate at www.proxydocs.com/GHM

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date